    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 17, 1998.


                                                      Registration No. 333-18117

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                    Form N-4

                             REGISTRATION STATEMENT
                                     under
                        THE SECURITIES ACT OF 1933  ___

                       PRE-EFFECTIVE AMENDMENT NO. 1  ___
                      POST-EFFECTIVE AMENDMENT NO. 2  _X_
                                      and
                          REGISTRATION STATEMENT UNDER
                    THE INVESTMENT COMPANY ACT OF 1940  ___



                              AMENDMENT NO. 2  _X_
                        (Check appropriate box or boxes)

                              -------------------

                   PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)


                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              (Name of Depositor)
                             213 Washington Street
                         Newark, New Jersey 07102-2992
                                 (888) PRU-2888
   (Address and telephone number of depositor's principal executive offices)

                     --------------------------------------

                               THOMAS C. CASTANO
                              Assistant Secretary
                   Pruco Life Insurance Company of New Jersey
                             213 Washington Street
                         Newark, New Jersey 07102-2992
                    (Name and address of agent for service)


                                   Copies to:



        Christopher E. Palmer                       Lee D. Augsburger
            Shea & Gardner                      Assistant General Counsel
   1800 Massachusetts Avenue, N.W.               The Prudential Insurance
        Washington, D.C. 20036                      Company of America
            (202) 828-2093                           751 Broad Street
                                                 Newark, New Jersey 07102
                                                      (973) 367-1388


                           -------------------------

It is proposed that this filing will become effective (Check appropriate space):
___ immediately upon filing pursuant to paragraph (b) of Rule 485


_X_ on May 1, 1998 pursuant to paragraph (b) of Rule 485
      -------------
         (date)


___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485


___ on May 1, 1998 pursuant to paragraph (a)(1) of the Rule 485
      -------------
         (date)


If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered....Interests in Individual Variable Annuity
Contracts

                             CROSS REFERENCE SHEET
                (As Required By Rule 495(a) Under The 1933 Act)


      N-4 Item Number and Caption               Location
      ----------------------------------------  ----------------------------------------

PART A
  1.  Cover Page..............................  Cover Page
  2.  Definitions.............................  Definitions of Special Terms Used in
                                                  This Prospectus
  3.  Synopsis................................  Profile
  4.  Condensed Financial Information.........  Appendix; Other Information
  5.  General Description of Registrant,
      Depositor, and Portfolio Companies......  Cover Page; General Information About
                                                  Pruco Life of New Jersey, The Pruco
                                                  Life of New Jersey Flexible Premium
                                                  Variable Annuity Account, and The
                                                  Investment Options Available Under the
                                                  Contract; The Interest-Rate Investment
                                                  Options and Investments by Pruco Life
                                                  of New Jersey; Other Information
  6.  Deductions..............................  Charges, Fees, and Deductions
  7.  General Description of Variable
      Annuity Contracts.......................  Cover; Profile; Definitions of Special
                                                  Terms Used in this Prospectus;
                                                  Detailed Information About the
                                                  Contract; Other Information
  8.  Annuity Period..........................  Profile; Payout Provisions
  9.  Death Benefit...........................  Profile; Detailed Information About the
                                                  Contract; Payout Provisions
 10.  Purchases and Contract Value............  Profile; Detailed Information About the
                                                  Contract; Other Information
 11.  Redemptions.............................  Profile; Detailed Information About the
                                                  Contract; Charges, Fees and Deductions
 12.  Taxes...................................  Profile; Charges, Fees and Deductions;
                                                  Federal Tax Status
 13.  Legal Proceedings.......................  Other Information
 14.  Table of Contents of the Statement of
      Additional Information..................  Other Information

PART B
 15.  Cover Page..............................  Cover Page
 16.  Table of Contents.......................  Table of Contents
 17.  General Information and History.........  Cover Page
 18.  Services................................  Part A: Other Information
 19.  Purchase of Securities Being Offered....  Part A: Profile; Detailed Information
                                                  About the Contract; Other Information
 20.  Underwriters............................  Part A: Other Information
                                                  Part B: Other Information Concerning
                                                  the Account
 21.  Calculation of Performance Data.........  Part B: Other Information Concerning the
                                                  Account
 22.  Annuity Payments........................  Part A: Payout Provisions
 23.  Financial Statements....................  Part A: Financial Statements of the
                                                  Pruco Life of New Jersey Flexible
                                                  Premium Variable Annuity Account;
                                                  Financial Statements of Pruco Life
                                                  Insurance Company of New Jersey


PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

                                                                     MAY 1, 1998
                                    PROFILE
                                ----------------

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                   DISCOVERY SELECT VARIABLE ANNUITY CONTRACT

------------------------------------------------------------------------------

THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD CONSIDER AND KNOW BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

                              -------------------

1. THE DISCOVERY SELECT VARIABLE ANNUITY.


The Discovery Select Variable Annuity is a contract between you and Pruco Life Insurance Company of New Jersey that uses investment portfolios which accumulate cash value on a tax-deferred basis. This allows the variable annuity to combine the advantages of a tax-deferred investment with the flexibility and versatility of professionally managed portfolios to meet your long-term financial goals, such as retirement. Tax deferral simply means that you do not pay taxes on your investments' income, dividends and capital gains each year; instead, taxes are due when you take withdrawals or otherwise receive funds from the annuity. The results of tax-deferred compounding can grow your assets faster than they would in a similar taxable investment. In addition, your family receives the added protection of a guaranteed death benefit.


The Discovery Select Variable Annuity offers a diverse selection of money managers and variable investment options. Amounts that you allocate to a variable investment option will fluctuate in response to market forces. You can also select a fixed-rate option with a stipulated rate of interest for one year or a market-value adjustment option which guarantees a stipulated rate of interest if held for a seven year period. If you make a withdrawal or transfer prior to the maturity date of a market-value adjustment option, the value will be adjusted up or down or not at all, depending upon the difference in interest rates between the date when funds were allocated to the option and the date of the withdrawal or transfer.

The Discovery Select Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, you invest money in your Contract and earnings accumulate on a tax-deferred basis. Your earnings are based on the investment performance of the variable investment options and/or the interest rate earned on the fixed investment options to which your money is allocated. During the income phase you receive regular payments from your Contract. Among other factors, the growth of your Contract during the accumulation phase will determine the amount or duration of your payments during the income phase.

The automated withdrawal feature enables you to set up a regular income schedule on a monthly, quarterly, semiannual or annual basis without annuitizing your Contract. Of course, withdrawals are subject to tax and a 10% federal tax penalty may apply if you are under age 59 1/2.

2. PAYOUT PROVISIONS.

If you want to receive regular income from your Contract, you can choose one of these options: (1) equal installments for a fixed period; (2) monthly payments for your life with 120 payments certain; (3) certain other annuity options; or
(4) we will hold an amount at a stated interest rate and pay the interest annually, semi-annually, quarterly or monthly. The interest payment option is not available for Contracts sold in connection with individual retirement annuities ("IRAs").

                                    PROFILE
                                ----------------

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                   DISCOVERY SELECT VARIABLE ANNUITY CONTRACT

------------------------------------------------------------------------------

During the income phase you can only choose the above options to be payable on a fixed basis. Once you begin receiving regular payments, you cannot change your payment plan.

3. PURCHASING A DISCOVERY SELECT ANNUITY.

You can buy a Contract through your financial representative who can also help you complete the proper forms. You can buy a Contract with $10,000 or more. Additional payments of $1,000 or more may also be made during the accumulation phase. Restrictions apply to IRA Contracts.

4. INVESTMENT OPTIONS.

You can put your money in any or all of the investment options listed below:

THE PRUDENTIAL SERIES FUND, INC.

ADVISED BY: PRUDENTIAL INVESTMENT CORPORATION
    Money Market Portfolio                                Equity Income Portfolio
    Diversified Bond Portfolio                            Equity Portfolio
    High Yield Bond Portfolio                             Global Portfolio
    Stock Index Portfolio                                 Prudential Jennison Portfolio (a growth
                                                          portfolio)

AIM VARIABLE INSURANCE FUNDS, INC.                    JANUS ASPEN SERIES
ADVISED BY: AIM ADVISORS, INC.                        ADVISED BY: JANUS CAPITAL CORPORATION
    AIM V.I. Growth and Income Fund                       Growth Portfolio
    AIM V.I. Value Fund                                   International Growth Portfolio

MFS VARIABLE INSURANCE TRUST                          OCC ACCUMULATION TRUST
ADVISED BY: MASSACHUSETTS FINANCIAL                   ADVISED BY: OPCAP ADVISORS
  SERVICES COMPANY                                        Small Cap Portfolio
    Emerging Growth Series                                Managed Portfolio (a balanced portfolio)
    Research Series (a growth portfolio)

T. ROWE PRICE EQUITY SERIES, INC.                     T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISED BY: T. ROWE PRICE ASSOCIATES, INC.            ADVISED BY: ROWE PRICE-FLEMING INTERNATIONAL, INC.
    Equity Income Portfolio                               International Stock Portfolio

WARBURG PINCUS TRUST
ADVISED BY: WARBURG, PINCUS COUNSELLORS, INC.
   Post-Venture Capital Portfolio
     (an aggressive growth portfolio)

Depending upon market fluctuations, you can make or lose money in any of these portfolios.

                                    PROFILE
                                ----------------

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                   DISCOVERY SELECT VARIABLE ANNUITY CONTRACT

------------------------------------------------------------------------------


You may also allocate money to the one year fixed-rate option which guarantees a stipulated rate of interest for a one-year period or to the Market-Value Adjustment (the "MVA") option which guarantees a stipulated rate of interest if held for a seven year period. Each time you allocate or transfer money into either the fixed-rate option or the MVA option a new interest cell is established. If you make a withdrawal or transfer prior to the end of the interest cell period, the value of the MVA option will be adjusted up or down or not at all, depending upon the difference in the interest rates at the time the interest cell was established and the date of withdrawal or transfer. You may only transfer money out of the fixed-rate option during the 30-day period following the maturity of the fixed-rate interest cell.


5. EXPENSES.

The Discovery Select Contract has the following cost-related product features, outlined below.


There is an administrative charge of $30 that is imposed on each Contract anniversary and at the time of a full withdrawal for Contracts of less than $50,000. We deduct insurance and expense charges which total 1.40% annually of the average daily value of your Contract allocated to the variable investment options. There are also investment management fees and other expenses imposed on Contracts with money allocated to the variable investment options which in fiscal year 1997 ranged from 0.37% to 1.40% annually of the average daily value of the investment portfolio. If applicable, you may be assessed a state premium tax which ranges from 0.5% to 5%, depending upon the state and whether the Contract is non-qualified or issued in connection with an IRA.


If you withdraw money in excess of the free withdrawal amount allowed in the Contract during the first 7 years of the Contract, a withdrawal charge is assessed. The charge is based upon the amount withdrawn and starts with 7% in the first year and decreases 1% each year until in the 8th and later years there is no charge.


The following chart will help you understand the charges in the Contract. The column "Total Annual Charges" shows the total of (i) insurance charges, (ii) expense charges, (iii) administrative charges and (iv) investment charges. The next two columns show you examples of the charges, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in each investment option within the Contract earning 5% annually and that you withdraw your money (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the withdrawal charges. For year 10, the example shows the aggregate of all the annual charges assessed for the 10 years with no withdrawal charge. The premium tax is assumed to be 0% in both examples.

                                    PROFILE
                                ----------------

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                   DISCOVERY SELECT VARIABLE ANNUITY CONTRACT

------------------------------------------------------------------------------



                                                                                                 TOTAL        TOTAL
                                                                                                ANNUAL       ANNUAL
                                                       TOTAL         TOTAL                      CHARGES      CHARGES
                                                       ANNUAL        ANNUAL        TOTAL       AT END OF    AT END OF
                                                     INSURANCE     PORTFOLIO       ANNUAL       1 YEAR      10 YEARS
PORTFOLIO                                             CHARGES       CHARGES       CHARGES         (1)          (2)
----------------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
  Money Market                                            1.49%         0.43%         1.92%    $      82    $     221
  Diversified Bond                                        1.49%         0.43%         1.92%    $      82    $     221
  High Yield                                              1.49%         0.57%         2.06%    $      84    $     235
  Stock Index                                             1.49%         0.37%         1.86%    $      82    $     214
  Equity Income                                           1.49%         0.41%         1.90%    $      82    $     219
  Equity                                                  1.49%         0.46%         1.95%    $      83    $     224
  Prudential Jennison                                     1.49%         0.64%         2.13%    $      85    $     243
  Global                                                  1.49%         0.85%         2.34%    $      87    $     264

AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Growth and Income                              1.49%         0.69%         2.18%    $      85    $     248
  AIM V.I. Value                                          1.49%         0.70%         2.19%    $      85    $     249

JANUS ASPEN SERIES
  Growth                                                  1.49%         0.70%         2.19%    $      85    $     249
  International Growth                                    1.49%         0.96%         2.45%    $      88    $     275

MFS VARIABLE INSURANCE TRUST
  Emerging Growth                                         1.49%         0.87%         2.36%    $      87    $     266
  Research                                                1.49%         0.88%         2.37%    $      87    $     267

OCC ACCUMULATION TRUST
  Managed                                                 1.49%         0.87%         2.36%    $      87    $     266
  Small Cap                                               1.49%         0.97%         2.46%    $      88    $     276

T. ROWE PRICE EQUITY SERIES, INC.
  Equity Income                                           1.49%         0.85%         2.34%    $      87    $     264

T. ROWE PRICE INTERNATIONAL SERIES, INC.
  International Stock                                     1.49%         1.05%         2.54%    $      89    $     284

WARBURG PINCUS TRUST
  Post-Venture Capital                                    1.49%         1.40%         2.89%    $      92    $     318



The portfolio charges reflect any expense reimbursement or fee waiver that may be in effect. Total Annual Insurance Charges include the annual administrative charge reflected as a percentage as 0.09%. Depending on Contract value and the numbers of investment options chosen, the annual administrative charge expressed as a percentage will vary. For more detailed information, see the Fee Table in the Prospectus for the Contract.


6. TAXES.


Earnings in your Contract are tax-deferred until you take them out. In addition, if money is taken out before age 59 1/2, there may be a 10% tax penalty assessed on the amount that is deemed to be income. In general, for tax purposes, if you take money out, earnings are deemed to be taken out first and are taxed as income. For Contracts sold in connection with traditional IRAs, the entire distribution amount is generally considered taxable income. For Contracts sold in connection with Roth IRAs, the entire distribution will be tax free if certain conditions are met.

                                    PROFILE
                                ----------------

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                   DISCOVERY SELECT VARIABLE ANNUITY CONTRACT

------------------------------------------------------------------------------

7. ACCESS TO YOUR MONEY.

You can take money out at any time during the accumulation phase. Each year you can take up to 10% of your total purchase payments without any charge plus any charge-free amount still available from the immediately preceding Contract year. If you withdraw money in excess of the free withdrawal amount, a percentage of the amount you withdraw may be assessed a decreasing withdrawal charge during the first seven Contract years (7%-6%-5%-4%-3%-2%-1%-0%). A withdrawal may be subject to income tax and to a tax penalty.

8. PERFORMANCE.


The value of the Contract will fluctuate depending upon the performance of the investment option(s) you choose. From time to time, we may advertise total return figures for each variable investment option. As of December 31, 1997, the Contract had been offered for less than a full calendar year, therefore no performance information is presented here.


9. DEATH BENEFIT.


If you die during the accumulation phase, the person you have chosen as the beneficiary will receive a death benefit. The death benefit will be the greatest of three amounts: 1) the money you have put in the Contract less any money you have taken out including the related withdrawal charges; 2) the value of your Contract as of the date of due proof of death; and 3) the greatest value of your Contract calculated as of each Contract anniversary reduced by all subsequent withdrawals and withdrawal charges. Special provisions apply in certain states. The death benefit will be subject to tax.


10. OTHER INFORMATION.

FREE LOOK. You may return your Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. Simply deliver or mail the Contract to the Prudential Annuity Service Center or to the representative who sold it to you. We will return your money or Contract value in accordance with applicable law and the Contract will be canceled. Special rules apply for Contracts issued in connection with IRAs.

ASSET ALLOCATION. An asset allocation program is available, at no cost, to assist you in determining how to allocate your purchase payments.

DOLLAR COST AVERAGING. Dollar Cost Averaging allows you to have a regular amount of money automatically transferred from the fixed-rate option or one of the variable investment options into one or more variable investment options.

AUTO-REBALANCING. Auto-rebalancing will help keep your investment in line with the investment mix you selected. We will maintain your allocation mix by adjusting your money between the selected variable investment options based on the percentage allocations that you choose. This will be done at specified intervals as elected by you.

                                    PROFILE
                                ----------------

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                   DISCOVERY SELECT VARIABLE ANNUITY CONTRACT

------------------------------------------------------------------------------

11. INQUIRIES.

     If you need more information, please contact us at:


     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
       213 Washington Street
       Newark, New Jersey 07102-2992
       (888) PRU-2888


     If you need contract owner services (such as changes in Contract information, inquiries as to Contract values, or to elect or modify Contract options) please contact us at:


     PRUDENTIAL ANNUITY SERVICE CENTER
       P.O. Box 14205
       New Brunswick, New Jersey 08906-4205
       (888) PRU-2888

PROSPECTUS


MAY 1, 1998


PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT VARIABLE ANNUITY CONTRACTS

PRUCO LIFE OF NEW JERSEY MARKET-VALUE ADJUSTMENT ANNUITY CONTRACTS

DISCOVERY SELECT


This prospectus describes the DISCOVERY SELECT-SM- Annuity Contract* (the "Contract"), an individual variable annuity contract offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we" or "us"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential").


This prospectus describes the Discovery Select-SM- Annuity Contract that is available to residents of New York only.

The Contract is purchased by making an initial payment of $10,000 or more. Additional payments of $1,000 or more may also be made. Following the deduction for any applicable taxes, the purchase payments may be allocated as you direct in one or more of the following ways.

- They may be allocated to one or more of nineteen subaccounts, each of which invests in one of the following portfolios of The Prudential Series Fund, Inc. (the "Prudential Series Fund") or other listed portfolios (collectively, the "Funds"):

                         THE PRUDENTIAL SERIES FUND, INC.

Money Market Portfolio          Stock Index Portfolio           Prudential Jennison Portfolio
Diversified Bond Portfolio      Equity Income Portfolio         Global Portfolio
High Yield Bond Portfolio       Equity Portfolio

                       AIM VARIABLE INSURANCE FUNDS, INC.

             AIM V.I. Growth and Income Fund    AIM V.I. Value Fund

                JANUS ASPEN SERIES                             MFS VARIABLE INSURANCE TRUST
Growth Portfolio    International Growth Portfolio      Emerging Growth Series    Research Series

              OCC ACCUMULATION TRUST                        T. ROWE PRICE EQUITY SERIES, INC.
     Managed Portfolio    Small Cap Portfolio                    Equity Income Portfolio

     T. ROWE PRICE INTERNATIONAL SERIES, INC.                      WARBURG PINCUS TRUST
          International Stock Portfolio                       Post-Venture Capital Portfolio

- They may be allocated to a fixed-rate option which guarantees a stipulated rate of interest for a one year period.

- They may be allocated to a market-value adjustment option which guarantees a stipulated rate of interest if held for a seven year period.

                                                          CONTINUED ON NEXT PAGE
                 ------------------------------------------------

  PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH OF THE FUNDS. EACH OF THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PRUCO LIFE INSURANCE COMPANY OF NEW       PRUDENTIAL ANNUITY SERVICE CENTER
JERSEY
213 Washington Street                     P.O. Box 14205
Newark, New Jersey 07102-2992             New Brunswick, New Jersey 08906-4205
                                          Telephone: (888) PRU-2888


*DISCOVERY SELECT is a service mark of Prudential.

CONTINUED FROM FRONT COVER

The value allocated to the subaccounts will vary daily with the investment performance of those accounts. If amounts allocated to a market-value adjustment option are withdrawn or transferred prior to the expiration of the interest rate period, the Contract value will be subject to a Market-Value Adjustment, which could result in receipt of more or less than the original amount allocated to that option. On the annuity date, the cash value will be applied to effect a fixed-dollar annuity. Upon annuitization, your participation in the investment options ceases. Prior to that annuity date, you may withdraw in whole or in part the cash value of the Contract.


This prospectus provides information a prospective investor should know before investing. Additional information about the Contract has been filed with the U.S. Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 1998, which information is incorporated herein by reference, and is available without charge upon written request to Prudential Annuity Service Center, P.O. Box 14205, New Brunswick, New Jersey 08906-4205, or by telephoning (888) PRU-2888.


The accompanying prospectuses for the Funds and the related statements of additional information describe the investment objectives and risks of investing in the Funds. Additional Funds and subaccounts may be offered in the future.


The Contents of the Statement of Additional Information with respect to the Contract appear on page 28 of this prospectus.

                              PROSPECTUS CONTENTS

                                                                 PAGE
                                                                -----
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS...                    1

FEE TABLE..............................................                    2

GENERAL INFORMATION ABOUT PRUCO LIFE OF NEW JERSEY, THE
  PRUCO LIFE
  OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY
  ACCOUNT, AND THE INVESTMENT OPTIONS AVAILABLE UNDER
  THE CONTRACT.........................................                    7
    PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY.........                    7
    PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE
     ANNUITY ACCOUNT...................................                    7
    THE FUNDS..........................................                    8
    THE INTEREST-RATE INVESTMENT OPTIONS AND
     INVESTMENTS BY PRUCO LIFE OF NEW JERSEY...........                   10

DETAILED INFORMATION ABOUT THE CONTRACT................                   10
    REQUIREMENTS FOR ISSUANCE OF A CONTRACT............                   10
    SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK".......                   11
    ALLOCATION OF PURCHASE PAYMENTS....................                   11
    ASSET ALLOCATION PROGRAM...........................                   11
    CASH VALUE.........................................                   11
    GUARANTEED INTEREST RATE PERIODS...................                   11
    WHAT HAPPENS WHEN AN INTEREST CELL REACHES ITS
     MATURITY DATE?....................................                   12
    TRANSFERS..........................................                   12
    DOLLAR COST AVERAGING..............................                   12
    AUTO-REBALANCING...................................                   13
    WITHDRAWALS........................................                   13
    AUTOMATED WITHDRAWALS..............................                   13
    MARKET-VALUE ADJUSTMENT............................                   14
    DEATH BENEFIT......................................                   14
    VALUATION OF A CONTRACT OWNER'S CONTRACT FUND......                   15

CHARGES, FEES AND DEDUCTIONS...........................                   16
    PREMIUM TAXES AND TAXES ATTRIBUTABLE TO PURCHASE
     PAYMENTS..........................................                   16
    ADMINISTRATIVE CHARGE..............................                   16
    CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS....                   16
    EXPENSES INCURRED BY THE FUNDS.....................                   16
    WITHDRAWAL CHARGE..................................                   16
    TRANSACTION CHARGE.................................                   17
    OTHER CHARGES......................................                   17

FEDERAL TAX STATUS.....................................                   17
    DIVERSIFICATION AND INVESTOR CONTROL...............                   18
    TAXES PAYABLE BY CONTRACT OWNERS...................                   18
    WITHHOLDING........................................                   19
    IMPACT OF FEDERAL INCOME TAXES.....................                   19
    IRS REQUIRED DISTRIBUTIONS ON DEATH OF OWNER.......                   20
    CONTRACTS USED IN CONNECTION WITH TAX FAVORED
     PLANS.............................................                   20
    IRAs...............................................                   20
    SEPs...............................................                   21
    SIMPLE-IRAs........................................                   21
    TDAs...............................................                   22
    MINIMUM DISTRIBUTION OPTION........................                   22
    WITHHOLDING ON TAX FAVORED PLANS...................                   22
    PENALTY FOR EARLY WITHDRAWALS......................                   23
    ERISA DISCLOSURE...................................                   23
    ADDITIONAL ERISA REQUIREMENTS......................                   23

                                                                 PAGE
                                                                -----
PAYOUT PROVISIONS......................................                   23
    1.  ANNUITY PAYMENTS FOR A FIXED PERIOD............                   24
    2.  LIFE ANNUITY WITH 120 PAYMENTS CERTAIN.........                   24
    3.  INTEREST PAYMENT OPTION........................                   24
    4.  OTHER ANNUITY OPTIONS..........................                   24
    LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT
     ANNUITY PURCHASE RATES............................                   25

OTHER INFORMATION......................................                   25
    MISSTATEMENT OF AGE OR SEX.........................                   25
    SALE OF THE CONTRACT AND SALES COMMISSIONS.........                   25
    VOTING RIGHTS......................................                   25
    SUBSTITUTION OF FUND SHARES........................                   26
    OWNERSHIP OF THE CONTRACT..........................                   26
    PERFORMANCE INFORMATION............................                   26
    REPORTS TO CONTRACT OWNERS.........................                   27
    STATE REGULATION...................................                   27
    EXPERTS............................................                   27
    LITIGATION.........................................                   27
    YEAR 2000 COMPLIANCE...............................                   27
    STATEMENT OF ADDITIONAL INFORMATION................                   28
    ADDITIONAL INFORMATION.............................                   28
    FINANCIAL STATEMENTS...............................                   28

ACCUMULATION UNIT VALUES...............................                   29

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
  CONDITION AND
  RESULTS OF OPERATIONS................................                   31

DIRECTORS AND OFFICERS.................................                   38

EXECUTIVE COMPENSATION.................................                   39

MARKET-VALUE ADJUSTMENT FORMULA........................                  C-1

                   DEFINITIONS OF SPECIAL TERMS USED IN THIS
                                   PROSPECTUS

ACCOUNT--See the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"), below.

ANNUITANT--The person or persons, designated by the Contract owner, upon whose life or lives monthly annuity payments are based after an annuity is effected.

ANNUITY CONTRACT--A contract designed to provide an annuitant with an income, which may be a lifetime income, beginning on the annuity date.

ANNUITY DATE--The date, specified in the Contract, when annuity payments begin.

CASH VALUE--The surrender value of the Contract, which equals the Contract Fund plus or minus any Market-Value Adjustments less any withdrawal charge and any administrative charge due upon surrender.

CHARGE-FREE AMOUNT--The amount of purchase payments in your Contract Fund that is not subject to a withdrawal charge.

CONTRACT ANNIVERSARY--The same day and month as the Contract date in each later year.

CONTRACT DATE--The date Pruco Life of New Jersey received the initial purchase payment and certain required documentation.

CONTRACT FUND--The total value attributable to a specific Contract representing amounts invested in all the subaccounts and in the interest-rate investment options.


CONTRACT OWNER--You. A person who purchases a DISCOVERY SELECT-SM- Contract and makes the purchase payments. The Contract may be owned by joint owners, however, the joint owners must be spouses and joint ownership will only be allowed on non-qualified Contracts. An owner will usually also be an annuitant, but need not be. An owner has all rights in the Contract before the annuity date. Subject to certain limitations and requirements described in this prospectus, these rights include the right to make withdrawals or surrender the Contract, to designate and change the beneficiaries who will receive the proceeds at the death of the annuitant before the annuity date, to transfer funds among the investment options, and to designate a mode of settlement for the annuitant on the annuity date.


CONTRACT YEAR--A year that starts on the Contract Date or on a Contract anniversary.

FIXED-RATE OPTION--An investment option under which Pruco Life of New Jersey credits interest to the amount allocated at a guaranteed interest rate periodically declared in advance by Pruco Life of New Jersey but not less than 3%.

GUARANTEED INTEREST RATE--The effective annual interest rate credited during the interest rate period.

INTEREST CELL--A division of the interest-rate investment options which is established whenever you allocate or transfer money into an interest-rate investment option. The amount in the interest cell is credited with a guaranteed interest rate, declared in advance by Pruco Life of New Jersey and never less than 3%, if held for the duration of the cell's interest rate period.

INTEREST-RATE INVESTMENT OPTIONS--The fixed-rate option and the market-value adjustment option.

INTEREST RATE PERIOD--The period for which the guaranteed interest rate is credited.

MARKET-VALUE ADJUSTMENT--If amounts are withdrawn or transferred from a market-value adjustment option before the end of the interest rate period, a Market-Value Adjustment will occur. A Market-Value Adjustment may result in an increase, decrease or no change in the value of the money that was in the interest cell. For the formula used to calculate the adjustment, see MARKET-VALUE ADJUSTMENT FORMULA, on page C-1.

MARKET-VALUE ADJUSTMENT OPTION ("MVA OPTION")-- An interest-rate investment option subject to a Market-Value Adjustment.

THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT (THE "ACCOUNT")--A separate account of Pruco Life of New Jersey registered as a unit investment trust under the Investment Company Act of 1940.

SUBACCOUNT--A division of the Account, the assets of which are invested in shares of the corresponding portfolio of the funds.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open.

VARIABLE INVESTMENT OPTIONS--The subaccounts.

                                   FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments...................     None

Maximum Withdrawal Charge:

                                                                          The Withdrawal Charge Will Be Equal
            For Withdrawals During The Contract                            To The Following Percentage Of The
                       Year Indicated                                              Amount Withdrawn*
------------------------------------------------------------  ------------------------------------------------------------

    First Contract Year                                                                    7%
    Second Contract Year                                                                   6%
    Third Contract Year                                                                    5%
    Fourth Contract Year                                                                   4%
    Fifth Contract Year                                                                    3%
    Sixth Contract Year                                                                    2%
    Seventh Contract Year                                                                  1%
    Eighth and Subsequent Contract Years                                               No Charge

    * THE WITHDRAWAL CHARGE IS NOT IMPOSED ON ANY CHARGE-FREE WITHDRAWAL AMOUNTS OR ANY AMOUNT USED TO PROVIDE INCOME UNDER THE LIFE ANNUITY WITH 120 PAYMENTS CERTAIN OPTION.

    THERE WILL BE A REDUCTION IN SUCH WITHDRAWAL CHARGE IN THE CASE OF CONTRACTS ISSUED TO CONTRACT OWNERS ISSUE AGE 84 AND OLDER.


Annual Contract Fee and Fee upon Full Withdrawal............  $30

THIS CHARGE WILL BE APPORTIONED OVER ALL THE ACCOUNTS MAKING UP THE CONTRACT FUND AS OF THE EFFECTIVE DATE OF THAT DEDUCTION. AMOUNTS APPORTIONED TO THE TWO INTEREST-RATE INVESTMENT OPTIONS WILL REDUCE THE INTEREST CELLS ON A FIFO (FIRST IN/FIRST OUT) BASIS DETERMINED BY THE AGE OF THE CELL. THE CHARGE WILL NOT BE MADE IF THE CONTRACT FUND IS $50,000 OR MORE.



Transfer Charge.............................................      $25

Imposed only for transfers in excess of twelve transfers in a Contract year, excluding transfers in connection with dollar cost averaging and auto-rebalancing.

SEPARATE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE CONTRACT FUND)


ALL SUBACCOUNTS
------------------------------------------------------------
Mortality and Expense Risk Charge...........................       1.25%

Administrative Fee..........................................       0.15%
                                                              ----------

Total Separate Account Annual Expenses......................       1.40%
                                                              ----------
                                                              ----------

ANNUAL EXPENSES OF THE FUNDS
(AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)


                                                                                          TOTAL FUND ANNUAL
                                                       INVESTMENT          OTHER       EXPENSES (AFTER EXPENSE
                                                     MANAGEMENT FEE      EXPENSES          REIMBURSEMENTS)
                                                   -------------------  -----------  ---------------------------
THE PRUDENTIAL SERIES FUND(1)
  Money Market Portfolio.........................           0.40%            0.03%                0.43%
  Diversified Bond Portfolio.....................           0.40%            0.03%                0.43%
  High Yield Bond Portfolio......................           0.55%            0.02%                0.57%
  Stock Index Portfolio..........................           0.35%            0.02%                0.37%
  Equity Income Portfolio........................           0.40%            0.01%                0.41%
  Equity Portfolio...............................           0.45%            0.01%                0.46%
  Prudential Jennison Portfolio..................           0.60%            0.04%                0.64%
  Global Portfolio...............................           0.75%            0.10%                0.85%

                                                                                          TOTAL FUND ANNUAL
                                                       INVESTMENT          OTHER       EXPENSES (AFTER EXPENSE
                                                     MANAGEMENT FEE      EXPENSES          REIMBURSEMENTS)
                                                   -------------------  -----------  ---------------------------
AIM VARIABLE INSURANCE FUNDS, INC.(2)
  AIM V.I. Growth and Income Fund................           0.63%            0.06%                0.69%
  AIM V.I. Value Fund............................           0.62%            0.08%                0.70%

JANUS ASPEN SERIES(3)
  Growth Portfolio...............................           0.65%            0.05%                0.70%
  International Growth Portfolio.................           0.67%            0.29%                0.96%

MFS VARIABLE INSURANCE TRUST
  Emerging Growth Series.........................           0.75%            0.12%                0.87%
  Research Series................................           0.75%            0.13%                0.88%

OCC ACCUMULATION TRUST(4)
  Managed Portfolio..............................           0.80%            0.07%                0.87%
  Small Cap Portfolio............................           0.80%            0.17%                0.97%

T. ROWE PRICE(5)
  T. Rowe Price Equity Series, Inc.,
    Equity Income Portfolio......................           0.85%            0.00%                0.85%
  T. Rowe Price International Series, Inc.,
    International Stock Portfolio................           1.05%            0.00%                1.05%

WARBURG PINCUS TRUST(6)
  Post-Venture Capital Portfolio.................           1.07%            0.33%                1.40%


The purpose of the foregoing tables is to assist Contract owners in understanding the expenses that they bear, directly or indirectly of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Funds. The expenses relating to the Funds (other than those in the Prudential Series Fund) have been provided to Pruco Life of New Jersey by the Funds and have not been independently verified by Pruco Life of New Jersey. See the sections on charges in this prospectus and the accompanying prospectuses for the Funds. The above tables do not include any taxes attributable to purchase payments nor any premium taxes. Currently, there is no deduction for such taxes at the time purchase payments are made, but in some states, a deduction is made when an annuity is effected.

(1.) The Prudential Series Fund. With respect to The Prudential Series Fund portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under "Other Expenses" are based on amounts incurred in the last fiscal year.


(2.) AIM Variable Insurance Funds, Inc. AIM may from time to time voluntarily waive or reduce its respective fees. The Funds listed above did not have any fee waivers for the year ended 12/31/97. None of the expense ratios have been restated. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. The fee currently only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998.



(3.) Janus Aspen Series. Management fees for Growth and International Growth Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fee for each of these Portfolios reflects the new rate applied to net assets as of December 31, 1997. Other expenses are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Growth and International Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions the Management Fee, Other Expenses and Total Operating Expenses for the shares would have been 0.74%, 0.04% and 0.78% for Growth Portfolio and 0.79%, 0.29% and 1.08% for
International Growth Portfolio. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days notice to the Trustees.



(4.) Other Expenses are shown gross of expense offsets afforded the Portfolios which effectively lowered overall custody expenses. Total Portfolio Expenses for the Small Cap and Managed Portfolios are limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.00% of their average daily net assets. Without such expense limitations and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Portfolio Annual Expenses incurred for the fiscal year ended December 31, 1997 would have been: .80%, .17% and .97%, respectively, for the Small Cap Portfolio; and .80%, .07% and .87%, respectively, for the Managed Portfolio. Expense offsets for each Portfolio for the fiscal year ended December 31, 1997 amounted to less than one basis point for each Portfolio.



(5.) T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. With respect to the T. Rowe Price Funds, the Investment Management Fees include the ordinary expenses of operating the Funds.



(6.) Warburg Pincus Trust. The expense figures shown above are based on actual expenses for fiscal year 1997 including fee waivers and/or expense reimbursements by the Portfolio's investment adviser and co-administrator.
With respect to the Warburg Pincus Trust Post-Venture Capital Portfolio, absent the waivers and/or reimbursements, the Investment Management Fee would equal 1.25%. Other Expenses would equal 0.33%, and Total Fund Annual Expenses would equal 1.58%. The investment adviser and co-administrator have undertaken to limit the Portfolio's Total Portfolio Operating Expenses to the limits shown in the table above through December 31, 1998.


EXAMPLES OF FEES AND EXPENSES

The following examples illustrate the cumulative dollar amount of all the above expenses that would be incurred on each $1,000 of your investment.

 -  The examples assume a consistent 5% annual return on invested assets;

 - The examples do not take into consideration any taxes attributable to purchase payments nor any premium taxes which may be payable at the time of annuitization or at the time of purchase payments;

For a term less than 10 years, the expenses shown in Table I describe applicable charges for the withdrawal of your entire Contract Fund or if you use your Contract Fund to effect an annuity assuming, in each case, that your Contract Fund is invested entirely in the designated portfolio. THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES INCURRED IN ANY GIVEN YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

TABLE I


If you withdraw your entire Contract Fund just prior to the end of the applicable time period or if you use your Contract Fund to effect an annuity at the end of the applicable time period, you would pay the following cumulative expenses on each $1,000 invested. (Note: The 1, 3 and 5 Year columns reflect the imposition of the withdrawal charge; however, if you choose certain annuity options after the first year this charge will not be made. Where this is the case, the expenses shown in Table II below would be applicable. See WITHDRAWAL CHARGE on page 16.)



                                                                         1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                       -----------  -----------  -----------  -----------
The Prudential Series Fund
  Money Market Portfolio.............................................   $      82    $      95    $     117    $     221
  Diversified Bond Portfolio.........................................   $      82    $      95    $     117    $     221
  High Yield Bond Portfolio..........................................   $      84    $      99    $     124    $     235
  Stock Index Portfolio..............................................   $      82    $      93    $     114    $     214
  Equity Income Portfolio............................................   $      82    $      94    $     116    $     219
  Equity Portfolio...................................................   $      83    $      95    $     119    $     224
  Prudential Jennison Portfolio......................................   $      85    $     101    $     128    $     243
  Global Portfolio...................................................   $      87    $     107    $     138    $     264

AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth And Income Fund....................................   $      85    $     102    $     130    $     248
  AIM V.I. Value Fund................................................   $      85    $     103    $     131    $     249

Janus Aspen Series
  Growth Portfolio...................................................   $      85    $     103    $     131    $     249
  International Growth Portfolio.....................................   $      88    $     111    $     144    $     275

MFS Variable Insurance Trust
  Emerging Growth Series.............................................   $      87    $     108    $     139    $     266
  Research Series....................................................   $      87    $     108    $     140    $     267

OCC Accumulation Trust
  Managed Portfolio..................................................   $      87    $     108    $     139    $     266
  Small Cap Portfolio................................................   $      88    $     111    $     144    $     276

T. Rowe Price
  T. Rowe Price Equity Series, Inc.,
    Equity Income Portfolio..........................................   $      87    $     107    $     138    $     264
  T. Rowe Price International Series, Inc.,
    International Stock Portfolio....................................   $      89    $     113    $     148    $     284

Warburg Pincus Trust
  Post-Venture Capital Portfolio.....................................   $      92    $     124    $     166    $     318

TABLE II

If you do not withdraw any portion of your Contract Fund as of the end of the applicable time period, you would pay the following cumulative expenses on each $1,000 invested.


                                                                         1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                       -----------  -----------  -----------  -----------

The Prudential Series Fund
  Money Market Portfolio.............................................   $      19    $      60    $     102    $     221
  Diversified Bond Portfolio.........................................   $      19    $      60    $     102    $     221
  High Yield Bond Portfolio..........................................   $      21    $      64    $     109    $     235
  Stock Index Portfolio..............................................   $      19    $      58    $      99    $     214
  Equity Income Portfolio............................................   $      19    $      59    $     101    $     219
  Equity Portfolio...................................................   $      20    $      60    $     104    $     224
  Prudential Jennison Portfolio......................................   $      22    $      66    $     113    $     243
  Global Portfolio...................................................   $      24    $      72    $     123    $     264

AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth And Income Fund....................................   $      22    $      67    $     115    $     248
  AIM V.I. Value Fund................................................   $      22    $      68    $     116    $     249

Janus Aspen Series
  Growth Portfolio...................................................   $      22    $      68    $     116    $     249
  International Growth Portfolio.....................................   $      25    $      76    $     129    $     275

MFS Variable Insurance Trust
  Emerging Growth Series.............................................   $      24    $      73    $     124    $     266
  Research Series....................................................   $      24    $      73    $     125    $     267

OCC Accumulation Trust
  Managed Portfolio..................................................   $      24    $      73    $     124    $     266
  Small Cap Portfolio................................................   $      25    $      76    $     129    $     276

T. Rowe Price
  T. Rowe Price Equity Series, Inc.,
    Equity Income Portfolio..........................................   $      24    $      72    $     123    $     264
  T. Rowe Price International Series, Inc.,
    International Stock Portfolio....................................   $      26    $      78    $     133    $     284

Warburg Pincus Trust
  Post-Venture Capital Portfolio.....................................   $      29    $      89    $     151    $     318



Notice that in both of the above tables, the level of cumulative charges is identical for the 10 year column. This is because at that point there are no withdrawal charges taken by Pruco Life of New Jersey upon surrender or annuitization. Each year (and upon surrender), Pruco Life of New Jersey deducts a $30 fee with respect to a Contract having a Contract Fund valued less than $50,000. The above examples use as the annual Contract fee the average fee assessed based on an estimate of aggregate annual Contract fees that would have been collected based upon the number of existing Contracts during the 12 month period ended December 31, 1997 divided by total assets allocated to the subaccounts prospectus. Your actual fees will vary based on the amount of your Contract Fund and your specific allocation.



The required table of accumulation unit values, which sets out certain historical information about the value of interests in each subaccount, appears in the Appendix to this prospectus on Page 29.

              GENERAL INFORMATION ABOUT PRUCO LIFE OF NEW JERSEY,
                 THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                       VARIABLE ANNUITY ACCOUNT, AND THE
                INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which in turn is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take two or more years to complete. No plan of demutualization has been adopted yet by the Company's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Company policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of the Company as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

Should Prudential convert to a stock company, the allocation of stock, cash or other benefits to policyholders and contract owners would be made in accordance with procedures set forth in the plan of demutualization. In recent demutualizations, policyholders and contract owners of the converting mutual insurer have been eligible to receive consideration while policyholders and contract owners of the insurer's stock subsidiaries have not. It has not yet been determined whether any exceptions to that general approach will be made with respect to policyholders and contract owners of Prudential's subsidiaries, including the Pruco Life.

As of December 31, 1997, Prudential has invested $127 million in Pruco Life of New Jersey through its subsidiary Pruco Life Insurance Company in connection with Pruco Life of New Jersey's organization and operation. Prudential may from time to time make additional capital contributions to Pruco Life of New Jersey as needed to enable it to meet its reserve requirements and expenses in connection with its business. However, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life of New Jersey's financial statements begin on page B-1 and should be considered only as bearing upon Pruco Life of New Jersey's ability to meet its obligations under the Contracts.

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account was established on May 20, 1996 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under federal securities laws. Pruco Life of New Jersey is the legal owner of the assets in the Account and is obligated to provide all benefits under the Contracts. Pruco Life of New Jersey will at all times maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets are segregated from all of Pruco Life of New Jersey's other assets and may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Before making any such transfer, Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life of New Jersey. There are currently nineteen subaccounts within the Account which invest in corresponding portfolios of the Funds available under the Contract. There are additional subaccounts which invest in other portfolios of the Prudential Series Fund which are not available under the Contract. Additional subaccounts may be added in the future. Pursuant to the terms of the Contract, Pruco Life of New Jersey has the right to modify unilaterally the Contract to limit the number and/or type of funds.

THE FUNDS

The following is a list showing each Fund, its investment objectives and its investment adviser:

THE PRUDENTIAL SERIES FUND, INC.

MONEY MARKET PORTFOLIO. The maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality short-term debt obligations. There are no assurances that this portfolio will maintain a stable net asset value.

DIVERSIFIED BOND PORTFOLIO. A high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

HIGH YIELD BOND PORTFOLIO. Achievement of a high total return through investment in high yield/high risk fixed income securities in the medium to lower quality ranges.

STOCK INDEX PORTFOLIO. Achievement of investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate by following a policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

EQUITY INCOME PORTFOLIO. Both current income and capital appreciation through investment primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index.

EQUITY PORTFOLIO. Capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices. Current income, if any, is incidental.

PRUDENTIAL JENNISON PORTFOLIO. Long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental.

GLOBAL PORTFOLIO. Long-term growth of capital through investment primarily in common stock and common stock equivalents of foreign and domestic issuers. Current income, if any, is incidental.

Prudential is the investment advisor for the assets of each of the portfolios of the Prudential Series Fund. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Prudential Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio.

AIM VARIABLE INSURANCE FUNDS, INC.

AIM V.I. GROWTH AND INCOME FUND. The Fund's investment objective is to seek growth of capital, with current income as a secondary objective.

AIM V.I. VALUE FUND. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by A I M Advisors, Inc. to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective and would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio.

A I M Advisors, Inc., serves as the investment adviser to the AIM V.I. Value Fund and the AIM V.I. Growth and Income Fund.

JANUS ASPEN SERIES

GROWTH PORTFOLIO. A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.

INTERNATIONAL GROWTH PORTFOLIO. A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.

Janus Capital Corporation is the investment adviser to the Growth Portfolio and the International Growth Portfolio and is responsible for the day-to-day management of the portfolios and other business affairs of the portfolios.

MFS VARIABLE INSURANCE TRUST

EMERGING GROWTH SERIES. This Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

RESEARCH SERIES. The Research Series' investment objective is to provide long-term growth of capital and future income.

Massachusetts Financial Services Company, a Delaware corporation, is the investment adviser to each MFS Series.

OCC ACCUMULATION TRUST (FORMERLY KNOWN AS QUEST FOR VALUE ACCUMULATION TRUST)

MANAGED PORTFOLIO. Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment.

SMALL CAP PORTFOLIO. Capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

OpCap Advisors (formerly known as Quest for Value Advisors, the "OCC Manager") is responsible for management of the OCC Accumulation Trust's business. Pursuant to the investment advisory agreement with the OCC Accumulation Trust, and subject to the authority of the Board of Trustees, the OCC Manager supervises the investment operation of the Managed Portfolio and the Small Cap Portfolio, furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities and provides certain administrative services for the OCC Accumulation Trust.

T. ROWE PRICE

T. ROWE PRICE EQUITY SERIES, INC., EQUITY INCOME PORTFOLIO. The fund's objective is to provide substantial dividend income as well as long-term capital appreciation through investment in common stocks of established companies.

T. ROWE PRICE INTERNATIONAL SERIES, INC., INTERNATIONAL STOCK PORTFOLIO. The fund's objective is long-term growth of capital through investment primarily in common stocks of established, non-U.S. companies.

T. Rowe Price Associates, Inc. is the Investment Manager for the Equity Income Portfolio and Rowe Price-Fleming International, Inc. is the Investment Manager for the International Stock Portfolio.

WARBURG PINCUS TRUST

POST-VENTURE CAPITAL PORTFOLIO. Seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.

The Warburg Pincus Trust employs Warburg, Pincus Counsellors, Inc. as investment adviser and Abbott Capital Management, L.P. as its sub-investment adviser with respect to a portion of the Post-Venture Capital Portfolio allocated to private limited partnerships or other investment funds.

The investment advisors with respect to the various funds charge a daily investment management fee as compensation for their services, as set forth in the table beginning on page 2 and as more fully described in the prospectus for each Fund.

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Funds, nor the Funds currently foresees any such disadvantage, the Funds' Boards intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. This might force a Fund to sell securities at disadvantageous prices. Material conflicts could result from such things as: (1) changes in state insurance law;
(2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Pruco Life of New Jersey will be compensated by an affiliate of each of the Funds (other than those in the Prudential Series Fund) based upon an annual percentage of the average assets held in the Fund by Pruco Life of New Jersey under the Contracts. These percentages vary by Fund, and reflect administrative and other services provided by Pruco Life of New Jersey.

A FULL DESCRIPTION OF THE FUNDS, THEIR INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, THEIR EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, AND ALL OTHER ASPECTS OF THEIR OPERATION IS CONTAINED IN THE ACCOMPANYING PROSPECTUSES FOR EACH FUND AND IN THE RELATED STATEMENTS OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

THE INTEREST-RATE INVESTMENT OPTIONS AND INVESTMENTS BY
PRUCO LIFE OF NEW JERSEY

Purchase payments invested in the interest-rate investment options do not result in participation in the investment gains or losses of any designated portfolio of investments as is the case for payments invested in the variable investment options. The amounts invested in the interest-rate investment options are credited with interest at rates guaranteed by Pruco Life of New Jersey. All of Pruco Life of New Jersey's assets stand behind those guarantees.

Assets of Pruco Life of New Jersey must be invested in accordance with requirements established by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                    DETAILED INFORMATION ABOUT THE CONTRACT

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

The minimum initial purchase payment is $10,000. Any purchase payments in excess of $2 million require prior approval of Pruco Life of New Jersey. The Contract may generally be issued on proposed annuitants below the age of 86. Contracts purchased in connection with Individual Retirement Annuity plans (IRAs) will generally be issued to annuitants below the age of 70. However, IRA Contracts may be issued up to age 80 provided that the Minimum Distribution Option or other appropriate Internal Revenue Service ("IRS") election is made. Before issuing any Contract, we require submission of certain information. Following our review of the information and approval of issuance, a Contract will be issued that sets forth precisely your rights and Pruco Life of New Jersey's obligations. You may thereafter make additional payments of $1,000 or more, but there is no obligation to do so.

The Contract Date will be the date the initial purchase payment and required information in good order are received at the Prudential Annuity Service Center. The initial purchase payment is credited to the Contract Fund as of the Contract Date. If the initial purchase payment that you submit is not accompanied by all the information we need to issue the Contract, we will contact you to get the needed information. If we cannot obtain all the needed information within five business days after receipt, we will either return your initial purchase payment or get your consent to retaining it until we have received all the necessary information. If the current underwriting requirements are not met and the issuance of the Contract is not approved, the purchase payment will promptly be returned. Pruco Life of New Jersey reserves the right to change these requirements on a non-discriminatory basis. Similarly, a subsequent purchase payment will be credited to the Contract Fund on the date following the valuation period during which it was received in good order at the Prudential Annuity Service Center.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

You can cancel the Contract within 10 days after receiving it (or whatever greater period is required in your state). A refund may be requested by mailing or delivering the Contract to the representative who sold it or to the Prudential Annuity Service Center. You will receive whatever your Contract is worth as of the day we receive your request, plus or minus the market-value adjustment with respect to any values in the MVA option. This may be more or less than your original payments. Some states require that we return your payments, less any previous withdrawals. If the Contract was purchased as an IRA, and you exercise this cancellation right, the purchase payments or the total value of the Contract Fund (whichever is greater) will be refunded to you.

ALLOCATION OF PURCHASE PAYMENTS

You determine how the initial purchase payment will be allocated among the subaccounts and interest-rate investment options by specifying the desired allocation on the application form for the Contract. You may choose to allocate nothing to a particular subaccount or interest-rate option. Unless you tell us otherwise, subsequent purchase payments will be allocated in the same proportions as the most recent purchase payment made (unless that was a purchase payment you directed us to allocate on a one time-only basis). Subsequent purchase payments are credited to the Contract Fund as of the end of the valuation period in which a proper request is received at the Prudential Annuity Service Center. You may change the way in which subsequent purchase payments are allocated by providing Pruco Life of New Jersey with proper written instruction or by telephoning the Prudential Annuity Service Center, once you have provided the appropriate identification to effect a telephone transfer. See TRANSFERS, page 11.

ASSET ALLOCATION PROGRAM

An Asset Allocation Program is available to assist you in determining how to allocate your purchase payments. If you choose to participate in the program, your registered representative will provide you with an investor profile questionnaire. Based on your answers to the questionnaire, a software program, designed by Prudential with the assistance of Ibbotson Associates, will identify an asset allocation model that is appropriate for investors that have investment objectives, risk tolerance and time horizons comparable to yours. The Asset Allocation Program is available at no charge to you. You are under no obligation to participate in the program or to invest according to the program recommendations. You may ignore, in whole or in part, the investment allocations provided by the program.

The Asset Allocation Program is intended as an aid in making your purchase payment allocations. It is not a guarantee of investment return and there can be no assurance that any portfolio will attain its investment objectives. You should consider reviewing your investor profile questionnaire annually, and each time your investor profile changes.

CASH VALUE

The cash value of the Contract is the amount you will receive if you withdraw all of your Contract Fund. It is equal to the value of the Contract Fund plus or minus any applicable Market-Value Adjustment of all amounts in MVA option interest cells and minus any applicable withdrawal and administrative charges. A withdrawal will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making a withdrawal. See WITHDRAWALS, on page 12 and FEDERAL TAX STATUS, on page 17.

GUARANTEED INTEREST RATE PERIODS

Pruco Life of New Jersey determines the effective guaranteed annual interest rate ("guaranteed interest rate") that is available at any given time for the one year fixed-rate option and for the MVA option. This is the rate that the portion of the Contract Fund allocated to that option will earn throughout each interest rate period. The rates change frequently and you may learn what rate[s]are available from your Pruco Life of New Jersey representative.

When you select an interest-rate investment option, your payment will be allocated to an interest rate cell and the interest rate will then not change until the cell's maturity date. Interest will be added to the amount in the cell daily at a rate that will provide the guaranteed effective yield over the period of one year. Although the guaranteed interest rates offered may change, the minimum guaranteed interest rate will never be less than an effective annual rate of 3%.

WHAT HAPPENS WHEN AN INTEREST CELL REACHES ITS MATURITY DATE?

On each maturity date, we will offer an election to transfer the amount maturing into either of the available interest-rate investment options or the subaccounts. A Market-Value Adjustment will not be made if this is done within the first 30 days after an interest cell within the MVA option matures. Any amount that you transfer into the same interest-rate investment option during the 30-day period will receive the appropriate rate for that option, effective as of the maturity date. Amounts that you withdraw or transfer into a variable investment option or into a different interest-rate investment option during the 30-day period will receive interest for the period between the maturity date and the date of withdrawal or transfer at the declared renewal rate for the matured cell (i.e. as if you had taken no action within the 30-day period) and will be effective on the date Pruco Life of New Jersey receives your request. If you do not make an election to transfer within the 30-day period following the maturity date, the amount maturing will ordinarily be transferred into a new interest cell of the same duration as the maturing cell at the prevailing interest rate. The transfer date will be the maturity date.

TRANSFERS

You may transfer out of an investment option into any combination of other investment options available under the Contract. The transfer request may be in dollars, such as a request to transfer $1,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. You may make transfers by proper written notice to the Prudential Annuity Service Center, or by telephone. Transfers will take effect as of the end of the valuation period in which a proper transfer request is received at the Prudential Annuity Service Center.

If you wish to enroll to use the Telephone Transfer System, you must complete a Limited Power of Attorney Telephone Transfer/Reallocation Authorization Form. Pruco Life of New Jersey has adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfers out of an interest cell in the fixed-rate option are permitted only during the 30-day period following its maturity date. Amounts transferred from a MVA Option interest cell may be subject to a Market-Value Adjustment if the transfer is not made in the 30-day period following the maturity date of the interest cell.

The Contract was not designed for professional market timing organizations or other organizations or individuals using programmed, large or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Funds and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one owner.

You may make up to 12 transfers a year without charge. Thereafter, Pruco Life of New Jersey will assess a charge of $25 for each subsequent transfer during that Contract year. See TRANSACTION CHARGE, page 17. Dollar Cost Averaging and Auto-Rebalancing transfers do not count towards the 12 transfers per year that can be made without charge.

DOLLAR COST AVERAGING

Additionally, an administrative feature called Dollar Cost Averaging ("DCA") is available to Contract owners. This feature allows you to transfer amounts out of the fixed-rate option or one of the variable investment options (designated as the "DCA account") and into one or more other variable investment options. Transfers may be in specific dollar amounts or percentages of the amount in the DCA account at the time of the transfer. If the DCA account balance drops below $250, the entire remaining balance of the account will be transferred on the next transfer date. A subsequent purchase payment allocated to a depleted DCA account will "reactivate" the account. You may ask that transfers be made monthly, quarterly, semi-annually or annually. You can add to the DCA account at any time. Initial transfers must be at least 3% of the DCA account. These amounts are subject to change at Pruco Life of New Jersey's discretion. Any transfers made pursuant to DCA are not counted in determining the number of transfers subject to the transfer charge.

Each automatic transfer will take effect as of the end of the valuation period in monthly, quarterly, semi-annual or annual intervals as designated by you based on the date the DCA account was established provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a transfer date, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until the amount in the DCA account has been transferred, or until you notify us and we process a change in allocation or cancellation of the feature.

AUTO-REBALANCING

This Contract offers another investment technique that you may find attractive. The Auto-Rebalancing feature allows you to automatically rebalance subaccount assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options A and B is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, as you choose. You may select that rebalancing occur in monthly, quarterly, semi-annual or annual intervals based on your Contract year. Rebalancing will take effect as of the end of the valuation period in the intervals you specify and will continue at those intervals until you notify us otherwise. If the New York Stock Exchange is not open on the rebalancing date, the transfer will take effect as of the end of the valuation period which immediately follows that date. Any transfers made pursuant to Auto-Rebalancing are not counted in determining the number of transfers subject to the transfer charge. The interest-rate investment options cannot participate in this administrative feature. In addition, you should not include the DCA account as one of the subaccounts to be rebalanced.

WITHDRAWALS

You may at any time before the annuity date make a withdrawal from the Contract Fund of all or part of the cash value of the Contract. However, Pruco Life of New Jersey's consent will be required for a partial withdrawal if the amount requested is less than $500. For federal income tax purposes, withdrawals from Contracts other than IRAs are considered to have been made first from investment income. See TAXES PAYABLE BY CONTRACT OWNERS, page 18.

You may specify from which investment options you would like the withdrawal processed. The withdrawal amount may be specified as a dollar amount or as a percentage of the Contract Fund. If you do not specify from where you would like the withdrawal processed, a partial withdrawal will be withdrawn proportionally from all investment options. Within the interest-rate investment options, we will take the withdrawal first from the oldest eligible interest cell or cells. A Market-Value Adjustment may apply. See MARKET-VALUE ADJUSTMENT, page 14.

Only amounts withdrawn from purchase payments (including full withdrawals) are subject to a withdrawal charge. For purposes of determining withdrawal charges, withdrawals are considered as having been made first from purchase payments. See WITHDRAWAL CHARGE, page 15. This differs from the treatment of withdrawals for federal income taxes as described above, where generally, withdrawals are considered to have been made first from investment income. The withdrawal will be effected as of the end of the valuation period in which a proper withdrawal request is received at the Prudential Annuity Service Center.

Pruco Life of New Jersey will generally pay the amount of any withdrawal, less any required tax withholding, within 7 days after we receive a properly completed withdrawal request. We will adjust the Contract Fund to reflect any applicable sales and/or administrative charge and Market-Value Adjustment. We may delay payment of any withdrawal allocable to the subaccount[s] for a longer period if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists. With respect to the amount of any withdrawal allocable to the interest-rate investment options, we expect to pay the withdrawal promptly upon request.

AUTOMATED WITHDRAWALS

Pruco Life of New Jersey also offers an Automated Withdrawal feature which enables you to receive periodic withdrawals in monthly, quarterly, semi-annual or annual intervals. Withdrawals will be processed as of the end of the valuation period in the intervals you specify and will continue at those intervals until you notify us otherwise. If the New York Stock Exchange is not open on the processing date, the withdrawal will be processed as of the end of the valuation period which immediately follows that date. Withdrawals may be made from a designated investment option or proportionally from all investment options. Withdrawals may be expressed as a specified dollar amount or as a percentage of the Contract Fund. Market-Value adjustments may apply, and withdrawal charges may apply if the withdrawals in any Contract year exceed the charge-free amount. The minimum automated withdrawal amount is $250. An automated withdrawal will generally have federal income tax consequences, which could include tax penalties. See TAXES PAYABLE BY CONTRACT OWNERS, on page 16.

MARKET-VALUE ADJUSTMENT

An amount transferred or withdrawn from an MVA option before its maturity date will be subject to a Market-Value Adjustment.

The amount of the Market-Value Adjustment depends upon the difference between the guaranteed interest rate for the interest cell from which the withdrawal or transfer is being made and the interest rate being declared on the date of the withdrawal or transfer by Pruco Life of New Jersey for interest rate periods approximately equal to one year longer than the time remaining until the maturity date of the interest cell. Pruco Life of New Jersey may not always offer MVA options at all durations. Rates for intermediate durations not currently offered will be declared as often as rates for durations which are offered. Such declared rates will be determined in a manner consistent with the offered rates, but reflecting the different investment horizon of the intermediate duration. If you specify your withdrawal or transfer as a dollar amount, the Market-Value Adjustment may increase or decrease the amount remaining in the MVA option. If you request the withdrawal or transfer as a percentage of the Contract Fund, the Market-Value Adjustment may increase or decrease the amount being withdrawn or transferred. If the current declared rate is higher than the guaranteed rate, there will be a decrease. If the current declared rate is lower than the guaranteed rate, there will be an increase. The adjustment--whether up or down--will never be greater than 40% of each amount subject to the adjustment. For a more precise description of how the Market-Value Adjustment is determined, and an example of how it affects the amount remaining after a partial withdrawal, see MARKET-VALUE ADJUSTMENT FORMULA on page C-1.

DEATH BENEFIT

Early in 1998, Pruco Life of New Jersey began to offer an enhanced Death Benefit under the Contract. For Contracts issued after the new Death Benefit became available in a particular state, the new Death Benefit is contained in an Endorsement that is issued with the Contract. Existing Contract Owners are also being given the option to elect the new Death Benefit or retain the Death Benefit currently available under their Contracts. For existing Contract Owners electing the new Death Benefit, the Endorsement describing the new Death Benefit will be issued after the Contract and should be attached to and kept with the Contract. As used here, the term "Endorsement Date" describes both the date on which the Contract is issued with the Endorsement for Contracts purchased after the new Death Benefit is available and the date on which the Endorsement is issued for existing Contract Owners so electing. The new Death Benefit provisions are described below.

If the sole or last surviving Annuitant dies prior to the annuity date, Pruco Life of New Jersey will, upon receipt of all of the information necessary to make the payment (including due proof of death and election of a payment option), pay a Death Benefit to the beneficiary designated by the Contract Owner.

IF THE SOLE OR OLDER ANNUITANT IS UNDER AGE 80 when the Death Benefit Endorsement is issued, the Death Benefit on or prior to the Contract Anniversary coinciding with or next following his or her 80(th) birthday will equal the greater of, the Contract Fund value or the Guaranteed Minimum Death Benefit, as of the date of due proof of death. The Guaranteed Minimum Death Benefit is calculated daily and is equal to the highest annual Contract Fund value ("Step-Up").

Step-Up

Prior to the first Contract Anniversary, the Step-Up is the initial invested purchase payment increased by additional invested purchase payments and proportionally reduced by the effect of withdrawals. The Step-Up for each subsequent Contract Anniversary will be reset to the greater of the Contract Fund value as of that Contract Anniversary and the prior Step-Up. Between Contract Anniversaries, the Step-Up will be increased by invested purchase payments and proportionally reduced by effect of withdrawals.

After the Contract Anniversary coinciding with or following the Annuitant's 80(th) birthday, the Death Benefit will equal the greater of the Contract Fund value as of the date of due proof of death or the Guaranteed Minimum

Death Benefit as of the Contract Anniversary coinciding with or next following his or her 80(th) birthday, increased by additional invested purchase payments and proportionally reduced by the effect of withdrawals since such Contract Anniversary.

IF THE SOLE OR OLDER ANNUITANT IS AGE 80 OR OVER on the Endorsement Date, the Death Benefit will equal the greater of the Contract Fund value as of the date of due proof of death or the total invested purchase payments (initial and additional) proportionally reduced by the effect of withdrawals.

Upon issuance of the Endorsement, you may not change an Annuitant or Co-Annuitant. You may add or remove an Annuitant or Co-Annuitant only with our prior approval.

If the Contract was issued prior to the Endorsement Date, the following rules apply: (1) the initial value of the Roll-Up and the Step-Up is the total invested purchase payments (initial and additional), less total withdrawals (including any applicable charges) as of the issuance of the Endorsement; (2) the initial value of the cap will be two times the initial value of the Roll-Up; and (3) the words, "Prior to the first Contract Anniversary", as used in the description of the Step-Up, means prior to the first Contract Anniversary following the issuance of the Endorsement.

Contracts issued prior to the Endorsement Date WHOSE OWNERS WHO DO NOT ELECT TO ATTACH THE ENDORSEMENT TO THEIR CONTRACTS and Contracts issued in states in which the Endorsement is not available will continue to have the Death Benefit calculated as originally offered, as follows:

The Death Benefit will equal the greatest of: (1) the Contract Fund as of the date of due proof of death; or (2) the sum of all invested purchase payments made less total withdrawals made (including withdrawal charges); or (3) the greatest of the Contract Fund values calculated on every third Contract anniversary reduced by all subsequent withdrawals and withdrawal charges.

The Death Benefit is payable on the death of the sole or last surviving Annuitant, not the Contract Owner. For a discussion of the required distribution rules, SEE TAXES PAYABLE BY CONTRACT OWNERS, page 16.

The beneficiary may receive this amount in a lump sum or under a payout option. Unless the beneficiary has been irrevocably designated, you may change the beneficiary at any time. If the Annuitant dies after he or she has begun to receive annuity payments, the Death Benefit, if any, will be determined by the type(s) of payout provisions then in effect.

If the annuitant was the sole owner of the Contract, the Annuitant's spouse was the sole beneficiary, and the spouse had an unrestricted right to receive the death benefit in a lump sum, then the spouse has the right to continue the Contract as Annuitant and owner.

VALUATION OF A CONTRACT OWNER'S CONTRACT FUND

The value of your Contract Fund is the sum of your interests in the variable investment options and in the interest-rate investment options. The portion of the Contract Fund allocated to the Account is the sum of the interests in each subaccount. The values are measured in Units, for example, Money Market Units, Diversified Bond Units or High Yield Bond Units. Every purchase payment made by an owner is converted into Units of the subaccount or subaccounts selected by dividing the amount of the purchase payment by the Unit Value for the subaccount to which that amount has been allocated. The value of these Units changes each valuation period to reflect the investment results, expenses, and charges of the subaccount and the corresponding Fund. Further detail about Units is contained in the Statement of Additional Information.

There is, of course, no guarantee that your Contract Fund will increase or that it will not fall below the amount of your total purchase payments. However, Pruco Life of New Jersey guarantees a minimum interest rate of 3% a year on that portion of the Contract Fund allocated to the interest-rate investment options. Excess interest on payments allocated to the interest-rate investment options may be credited in addition to the guaranteed interest rate. A Market-Value Adjustment may apply to amounts held in the MVA option, which could reduce effective annual yields below the guaranteed interest rate levels.

                          CHARGES, FEES AND DEDUCTIONS

PREMIUM TAXES AND TAXES ATTRIBUTABLE TO PURCHASE PAYMENTS

A charge may be deducted for premium taxes and any taxes attributable to purchase payments. For these purposes, "premium taxes and taxes attributable to purchase payments" shall include state or local premium taxes and any federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey. If Pruco Life of New Jersey pays a state or local tax at the time purchase payments are made, the deduction will be made at that time based on the applicable rate. Pruco Life of New Jersey also reserves the right to deduct from each purchase payment a charge up to a maximum of 0.3% for federal income taxes measured by premiums where state approval has been obtained. Currently, no such charge is being made in any state. For a further discussion of the federal tax rules, see FEDERAL TAX STATUS, page 16.

ADMINISTRATIVE CHARGE

There is an administrative charge to reimburse Pruco Life of New Jersey for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contract owners. This charge is deducted daily from the assets in each of the variable subaccounts and is equivalent to an effective annual rate of 0.15% (.00041065% daily). There will be an additional charge of $30 annually and upon surrender on Contracts with less than $50,000 in the Contract Fund. This $30 charge will be apportioned over all investment options making up the Contract Fund as of the effective date of that deduction.

CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS

A deduction is made daily from the assets of each of the variable investment options to reimburse Pruco Life of New Jersey for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. The charge is made daily at an annual rate of 1.25% (.00340349% daily) of the assets held in the subaccounts. This charge is not assessed against amounts allocated to the interest-rate investment options.

EXPENSES INCURRED BY THE FUNDS

The charges and expenses of the Funds are indirectly borne by the Contract owners. Details about investment management fees and other underlying fund expenses are provided in the fee table and in the accompanying prospectuses for the Funds and the related statements of additional information.

WITHDRAWAL CHARGE

A withdrawal charge may be made upon full or partial withdrawals. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn.

Withdrawals are deemed to be made first from purchase payments and then from earnings. A portion of the purchase payments to be withdrawn in any Contract year may be withdrawn without the imposition of any charge. That amount is referred to as the "charge-free amount." It is equal to 10% of the total of all purchase payments plus any charge-free amount still available from the immediately preceding Contract year. An example of how the charge-free amount and the withdrawal charge are determined is given on page C-1 as part of the example of how the Market-Value Adjustment works.

If your withdrawal of purchase payments exceeds the charge-free amount and it is made within the first seven Contract years, a percentage charge will be applied. The withdrawal charge is based on Contract date, not deposit date. The following table sets forth the rates that apply:

                                                              The Withdrawal Charge Will Be Equal
        For Withdrawals During The Contract                   To The Following Percentage Of The
                  Year Indicated                                       Amount Withdrawn*
---------------------------------------------------  -----------------------------------------------------
  First Contract Year                                                         7%
  Second Contract Year                                                        6%
  Third Contract Year                                                         5%
  Fourth Contract Year                                                        4%
  Fifth Contract Year                                                         3%
  Sixth Contract Year                                                         2%
  Seventh Contract Year                                                       1%
  Eighth and Subsequent Contract Years                                     No Charge

 * SUBJECT TO CHARGE-FREE AMOUNT DESCRIBED ABOVE.

No withdrawal charge is made upon a withdrawal used to effect an annuity under the Life Annuity with 120 Payments Certain option. See PAYOUT PROVISIONS, page
22. Pruco Life of New Jersey may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances which reduce its sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract or a prospective purchaser already has a relationship with Pruco Life of New Jersey or its affiliates.

Contracts issued to annuitants aged 84 or older are subject to a reduced withdrawal charge. The withdrawal charge will never be greater than permitted by applicable law or regulation.

TRANSACTION CHARGE

There is a charge of $25 for each transfer you make after the first 12 (excluding DCA and Auto-Rebalancing transfers) in a Contract year. The charge is taken pro-rata from the investment options from which the transfer is made. Any affected MVA option cells will not undergo a Market-Value Adjustment as a result of this processing and increase in the value of the Contract will be subject to current tax.

OTHER CHARGES

The Account is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. No charge is currently being made against the Account for company federal income taxes (excluding any charge for taxes attributable to premiums). Pruco Life of New Jersey will review the question of a charge to the Account for company federal income taxes periodically. Such a charge may be made in future years for any company federal income taxes that would be attributable to the Account.

Under current law, Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

                               FEDERAL TAX STATUS

The following discussion is based on current law and interpretations which may change. The discussion is general in nature. It is not intended as tax advice. Nor does it consider any applicable state or other tax laws. A qualified tax adviser should be consulted for complete information and advice. The following rules do not generally apply to annuity contracts held by or for non-natural persons (e.g., corporations) or to contracts held under tax-favored retirement plans. Where a Contract is held by a non-natural person, unless the Contract owner is a nominee or agent for a natural person (or in other limited circumstances), the Contract will generally not be treated as an annuity for tax purposes, and increases in the value of the Contract will be subject to current tax.

DIVERSIFICATION AND INVESTOR CONTROL

Section 817(h) of the Internal Revenue Code (the "Code") provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the accompanying prospectus for the Prudential Series Fund.

IRS regulations issued to date do not provide guidance concerning the extent to which Contract owners may direct their investments to particular subaccounts of a separate account without causing the Contract owners instead of Pruco Life of New Jersey to be considered the owners of the underlying assets. Such guidance will be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. The ownership rights under the Contract are similar to, but different in certain respects from, those addressed by the Internal Revenue Service in Rulings in which it was determined that Contract owners were not owners of separate account assets. For example, a Contract owner has the choice of more Funds, including Funds with similar broad investment strategies and different investment managers, and may be able to reallocate amounts between subaccounts more frequently than in such rulings. While Pruco Life of New Jersey believes it will be considered the owner of the Account assets, these differences could result in a Contract owner being considered the owner of the Account assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

TAXES PAYABLE BY CONTRACT OWNERS

Under current law, Pruco Life of New Jersey believes that the Contract will be treated as an annuity for federal income tax purposes and that the issuing insurance company, Pruco Life of New Jersey, and not the Contract owner, will be treated as the owner of the underlying investments for the Contract. Accordingly, generally no tax should be payable by any Contract owner as a result of any increase in the value of the Contract until money is received by him or her. It is important, however, to consider how amounts that are received will be taxed.

The Code provides generally that amounts withdrawn by a Contract owner from his or her Contract, before annuity payments begin, will be treated for tax purposes as being first withdrawals of investment income, rather than withdrawals of purchase payments, until all investment income has been withdrawn.

To the extent assignment is authorized by the Contract, the assignment or pledge of (or agreement to assign or pledge) any portion of the value of the Contract for a loan will be treated as a withdrawal subject to these rules.

For non-qualified Contracts, amounts withdrawn before annuity payments begin which represent a distribution of investment income will be taxable as ordinary income and may, under certain circumstances, be subject to a penalty tax. Amounts which represent a withdrawal of purchase payments will not be taxable as ordinary income and may, under certain circumstances, be subject to a penalty tax. Moreover, all annuity contracts issued by the same company (and affiliates) to the same Contract owner during any calendar year shall be treated as one annuity contract for purposes of determining whether an amount is subject to tax under these rules.

Different tax rules apply to your receipt of annuity payments. For Contracts other than those used in connection with tax favored plans, a portion of each annuity payment you receive under a Contract will be treated as a partial return of your purchase payments and will not be taxable. The remaining portion of the annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends upon the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the annuitant. Annuity payments which are received after the annuitant recovers the full amount of the purchase payments will be fully includible in income. Should annuity payments cease on account of the death of the annuitant before purchase payments have been fully recovered, the annuitant, on his or her last tax return (or in certain cases the beneficiary) is allowed a deduction for the unrecovered amount.

The Code provides that any amount received under an annuity contract which is included in income may be subject to a penalty tax. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include withdrawals: (1) made on or after the Contract owner reaches age 59 1/2; (2) made on or after the death of the Contract owner; (3) attributable to the Contract owner becoming disabled within the meaning of Code section 72(m)(7); (4) in the form of level annuity payments made not less frequently than annually under a lifetime annuity; (5) allocable to investment in the Contract before August 14, 1982; (6) under a qualified funding asset (defined by Code section 130(d)); or (7) under an immediate annuity contract (within the meaning of Code section 72(u)(4)).

If the 10% penalty tax does not apply to a withdrawal by reason of the exception for withdrawals in the form of a level annuity (clause (4) above), but the series of payments is modified (other than by reason of death or disability), either (a) before the end of the 5-year period beginning with the first payment and after the Contract Owner reaches age 59 1/2, or (b) before the Contract Owner attains age 50 1/2, the Contract Owner's tax for the year of the modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral period.

Where a contract is issued in exchange for a Contract containing purchase payments made before August 14, 1992, favorable tax rules may apply to certain withdrawls from the Contract. Consult a tax advisor for information regarding these rules.

Election of the interest payment option is not considered as an annuity payment for tax purposes. Accordingly, unless the Contract is held by an individual retirement annuity, such election will cause investment income under the Contract to be taxable.

Generally, the same tax rules apply to amounts received by the beneficiary as those set forth above with respect to the Contract owner. The election of an annuity payment option may defer taxes otherwise payable upon the receipt of a lump sum death benefit. Certain minimum distribution requirements apply in the case where the owner dies. See IRS REQUIRED DISTRIBUTIONS ON DEATH OF OWNER, page 20.

In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under section 2601 of the Code.

Certain transfers of a Contract for less than full consideration, such as a gift, will trigger tax on the investment income in the Contract. This rule does not apply to certain transfers between spouses or incident to divorce. See OWNERSHIP OF THE CONTRACT, page 26.

WITHHOLDING

Generally, unless you elect to the contrary, the portion of any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding certificate you may file with Pruco Life of New Jersey. If you do not file such a certificate, you will be treated, for purposes of determining your withholding rate, as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%. Thus, if you fail to elect that Pruco Life of New Jersey not do so, it will withhold from withdrawal by, or annuity payment to, you the appropriate percentage of the amount of the payment that constitutes investment income and hence is taxable. Pruco Life of New Jersey will provide you with forms and instructions concerning your right to elect that no amount be withheld from payments to you. If you elect not to have withholding made, you are liable for payment of federal income taxes on the taxable portion of the distribution. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are not sufficient. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply for nonresident aliens. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

IMPACT OF FEDERAL INCOME TAXES

In general, if you expect to accumulate savings over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by Pruco Life of New Jersey while you hold the Contract and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage may be considerably greater if you decide to liquidate your investment in the form of monthly annuity payments after your retirement, and even more so if your income, and your tax rate, are lower at that time than they were during your working years.

IRS REQUIRED DISTRIBUTIONS ON DEATH OF OWNER

If the Contract Owner dies before the entire interest in the Contract is distributed, the value of the Contract must be distributed to the designated beneficiary as described in this section so that the Contract qualifies as an annuity under the Internal Revenue Code.

If the death occurs on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the death occurs before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the owner's death, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The owner's designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person. Special additional rules apply to Contracts issued in conjunction with plans subject to
Section 457 of the Code. For Contracts purchased in connection with a tax favored plan where the owner's spouse is the beneficiary, annuity payments need only begin on or before April 1 of the calendar year following the calendar year in which the owner would have attained age 70 1/2 or in some instances the remaining interest in the Contract may be rolled over to an IRA owned by the spouse.

If any portion of the Contract Owner's interest is payable to (or for the benefit of) the surviving spouse of the owner, such portion of the Contract may be continued with the surviving spouse as the owner. This rule does not apply to Contracts issued in connection with tax favored plans other than IRAs.

CONTRACTS USED IN CONNECTION WITH TAX FAVORED PLANS

Currently, the Contract may be purchased for use in connection with individual retirement accounts and annuities ("IRAs") which are subject to Section 408(a), 408(b) and 408A of the Code. At some time in the future, we may allow the Contract to be purchased in connection with other retirement arrangements which are entitled to favorable federal income tax treatment ("tax favored plans"). These include: simplified employee pension plans ("SEPs") under Section 408(k) of the Code, saving incentive match plans for employees-IRA ("SIMPLE-IRAs") under Section 408(p) of the Code, and tax deferred annuities under Section 403(b) of the Code ("TDAs"). Such plans, accounts, and annuities must satisfy certain requirements of the Code in order to be entitled to the federal income tax benefits accorded to these plans. A discussion of these requirements is beyond the scope of this prospectus, and it is assumed that such requirements are met with respect to a Contract purchased for use in connection with a tax favored plan.

In general, assuming the requirements and limitations of the Code provisions applicable to the particular type of tax favored plan involved are satisfied, purchase payments (other than after-tax employee payments) under the Contract will be deductible (or not includible in income) up to certain amounts each year and federal income tax will not be imposed on the investment income and realized gains of the subaccounts in which the purchase payments have been invested until a distribution is received. Persons contemplating the purchase of a Contract in connection with a tax favored plan should consult their tax advisor before purchasing a Contract for such purposes.

The comments which follow concerning specific tax favored plans are intended merely to call attention to certain of their features. No attempt has been made to discuss in full the tax ramifications involved or to offer tax advice. As suggested above, a qualified tax advisor should be consulted for advice and answers to any questions.

IRAs

Because the Contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to an IRA (generally, $2,000), a Contract may be purchased as a Section 408(b) IRA only in connection with a "rollover" of the proceeds of a qualified plan, TDA or IRA. The Code permits persons who are entitled to receive certain qualifying distributions from a qualified pension or profit-sharing plan described in Section 401(a) or 403(a), TDA, or an IRA, to directly rollover or make, within 60 days, a tax-free "rollover" of all or any part of the amount of such distribution to an IRA which they establish. Additionally, the spouse of a deceased employee may roll over to an IRA certain distributions received by the spouse from a qualified pension or profit-sharing plan, TDA or IRA on account of the employee's death. Once the Contract has been purchased, regular IRA contributions will be accepted to the extent permitted by law. However, if regular IRA contributions are made, the Funds in the Contract cannot be used as a conduit IRA and may not later be placed in another plan that is qualified under Sections 401(a), 403(a) or 403(b) of the Code.

In order to qualify as an IRA under Section 408(b) of the Code, a Contract (or an endorsement made a part of the Contract) must contain certain additional provisions: (1) the owner of the Contract must be the annuitant, except when a transfer is made to a former spouse in accordance with a divorce decree as provided in Section 408(d)(6) of the Code; (2) the rights of the owner cannot be forfeitable; (3) the Contract may not be sold, assigned, discounted or pledged for any purpose to any person except Pruco Life of New Jersey; and (4) except in the case of a "rollover" contribution, the annual premium may not exceed $2,000;
(5) generally, for traditional IRAs the annuity date may be no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; and (6) annuity and death benefit payments must satisfy certain minimum distribution requirements. Contracts issued as Section 408(b) IRAs will conform to such requirements.

In general, the full amount distributed from a traditional IRA (and not properly rolled over to another IRA) is subject to federal income tax and to the withholding rules described above. A 10% early distribution penalty applies to distributions made before the Contract owner reaches age 59 1/2, subject to certain exceptions. If the owner borrows against the IRA or engages in certain prohibited transactions, the Contract ceases to qualify as an IRA and the full amount is deemed to be distributed. In addition, any amount pledged as security for a loan is deemed to be distributed. Payments from a traditional IRA generally must begin by April 1 of the calendar year following attainment of age 70 1/2 and are subject to certain minimum distribution requirements.

SEPs

Under a SEP, annual employer contributions to an IRA established by an employee are not includible in income up to the lesser of $30,000 or 15% of the employee's earned income (excluding the employer's contribution to the SEP). In addition, a SEP must satisfy certain minimum participation requirements and contributions may not discriminate in favor of highly compensated employees. Contracts issued as Section 408(b) IRAs established under a SEP must satisfy the requirements described above for a Section 408(b) IRA.

Certain SEP arrangements are permitted to allow employees to elect to reduce their salaries by as much as $10,000 (in 1998) and have their employer make contributions on their behalf to the SEP. These arrangements, called salary reduction SEPs, are available only if the employer maintaining the SEP has 25 or fewer employees and at least 50% of the eligible employees elect to make salary reduction contributions. Other limitations may reduce the permissible contribution level for highly compensated employees. New salary reduction SEPs may not be established after 1996.

In accordance with IRS regulations, persons who purchase a Contract used as an IRA, including one established under a SEP arrangement, are given disclosure material prepared by Pruco Life of New Jersey. The material includes this prospectus, a copy of the Contract, and a brochure containing information about eligibility, contribution limits, tax consequences, and other particulars concerning IRAs. The regulations require that such persons be given a free look after making an initial contribution in which to affirm or reverse their decision to participate. Therefore, within the free look, a person may cancel his or her Contract by notifying Pruco Life of New Jersey in writing, and Pruco Life of New Jersey will refund all of the purchase payments under the Contract or, if greater, the amount credited under the Contract (less any bonus) computed as of the valuation period that Pruco Life of New Jersey receives the notice for cancellation. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 11.

SIMPLE-IRAs

Under a SIMPLE-IRA, an employee can elect to contribute up to $6,000 (in 1998, indexed) per year to an IRA. Employer contributions are also provided as either a match (up to 3% of compensation) or 2% nonelective contribution. These contributions are not taxable until withdrawn, and are fully vested. Distributions are generally taxed under the rules applicable to IRAs. SIMPLE-IRAs are not subject to the general nondiscrimination rules and simplified reporting rules apply.

To qualify for a SIMPLE-IRA, the employer may employ no more than 100 employees (on a controlled group basis) who received at least $5,000 in compensation from the employer in the preceding year, and may not maintain any other employer-sponsored retirement plan to which contributions were made or benefits accrued.

TDAs


Section 403(b) of the Code permits employers and employees of Section 501(c)(3) tax-exempt organizations and public educational organizations to make, subject to certain limitations, contributions to an annuity in which the employee's rights are nonforfeitable (commonly referred to as a "tax deferred annuity"). The amounts contributed under a TDA and increments thereon are not taxable as income until distributed as annuity income or otherwise. Generally, contributions to a TDA may be made through a salary reduction arrangement up to a maximum of $10,000 (in 1998, as indexed). However, under certain special rules, the limit could be increased as much as $3,000. In addition, the Code permits certain total distributions from a TDA to be "rolled over" to another TDA or IRA. Certain partial distributions from a TDA may be "rolled over" to an IRA.


An annuity contract will not qualify as a TDA, unless under such contract distributions from salary reduction contributions and earnings thereon (other than distributions attributable to assets held as of December 31, 1988) may be paid only on account of attainment of age 59 1/2, severance of employment, death, total and permanent disability and, in limited circumstances, hardship. (Such hardship withdrawals are permitted, however, only to the extent of salary reduction contributions and not earnings thereon.)

The Section 403(b)(11) withdrawal restrictions referred to above do not apply to the transfer of all or part of a Contract owner's interest in his or her Contract among the available investment options offered by Pruco Life of New Jersey or to the direct transfer of all or part of the Contract owner's interest in the Contract to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7) of the Code.

In imposing the restrictions on withdrawals as described above, Pruco Life of New Jersey is relying upon a no-action letter dated November 28, 1988 from the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance.

Employer contributions are subject generally to the same coverage, minimum participation and nondiscrimination rules applicable to qualified pension and profit-sharing plans. Distributions from a TDA generally must commence by April 1 of the calendar year following the later of the calendar year in which the employee: (1) attains age 70 1/2; or (2) retires. Distributions must satisfy minimum distribution requirements similar to those that apply to qualified plans generally.

MINIMUM DISTRIBUTION OPTION


A Minimum Distribution Option is available under traditional IRAs and certain other tax favored plans. This option enables the owner to satisfy IRS minimum distribution requirements without having to annuitize or cash surrender the Contract. Distributions from certain tax favored plans generally must begin by April 1 of the calendar year following the later of the calendar year in which the employee: (1) attains age 70 1/2; or (2) retires (part 2 is not applicable to traditional IRAs). The owner can select either a "calculation" or "recalculation" method to determine the minimum distribution payout. Pruco Life of New Jersey will send the owner a check for the minimum distribution amount less any partial withdrawals made during the year. Pruco Life of New Jersey's calculations are based on the cash value of this Contract, the calculation method chosen and the owner's age as specified on the application. Other calculation methods may be available for an owner/spouse combination. If the owner has other tax favored accounts, he or she will be responsible for taking the minimum distribution from each.


WITHHOLDING ON TAX FAVORED PLANS

Certain distributions from qualified retirement plans and 403(b) annuities will be subject to mandatory 20% federal income tax withholding unless the distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, 403(b) annuity or IRA. Unless the Contract Owner elects to the contrary, the portion of any taxable amounts received under the Contract will be subject to withholding to meet federal income tax obligations. The rate of withholding on annuity payments where mandatory withholding is not required will be determined on the basis of the withholding certificate filed by the Contract Owner with Pruco Life of New

Jersey. For annuity payments not subject to mandatory withholding, if no such certificate is filed, the Contract Owner will be treated, for purposes of determining the withholding rate, as a married person with three exemptions; the rate of withholding on all other payments made under the Contract, such as amounts received upon withdrawals, will be 10%. Thus, if the Contract Owner fails to elect that there be no withholding, Pruco Life of New Jersey will withhold from every withdrawal or annuity payment the appropriate percentage of the amount of the payment that is taxable. Pruco Life of New Jersey will provide the Contract Owner with forms and instructions concerning the right to elect that no amount be withheld from payments. Recipients who elect not to have withholding made are liable for payment of federal income taxes on the taxable portion of the distribution. All recipients may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Contract Owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Generally, there will be no withholding for taxes until payments are actually received under the Contract.

PENALTY FOR EARLY WITHDRAWALS

A 10% penalty tax will generally apply to the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (25% penalty in certain situations),
Section 403(b) annuity, and qualified retirement plan before age 59 1/2. Limited exceptions are provided, such as where amounts are paid in the form of a qualified life annuity, upon death of the employee, to pay certain medical expenses, or in certain instances disability or upon separation from service on or after the attainment of age 55.

ERISA DISCLOSURE

The Employee Retirement Income Security Act of 1974 ("ERISA") prevents a fiduciary and other "parties in interest" with respect to a pension or profit-sharing plan from receiving any benefit from any party dealing with the plan as a result of the sale of the Contract (other than benefits that would otherwise be provided in the plan).


Administrative exemptions issued by the Department of Labor under ERISA permit transactions between insurance agents and qualified pension and profit sharing plans under Section 401(a) and 403(a) of the Code and with SEPs or IRAs. To be able to rely on the exemptions certain information must be disclosed to the plan fiduciary purchasing the insurance contract. The information that must be disclosed includes the relationship between the agent and the insurer, a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Contract, as well as the commissions received by the agent. Information about any applicable charges, fees, discounts, penalties or adjustments may be found under CHARGES, FEES AND DEDUCTIONS, page 16. Information about sales representatives and commissions may be found under SALE OF THE CONTRACT AND SALES COMMISSIONS, page 25. Additional information relevant for qualified plan or IRA investment may be found in the Contract and accompanying documentation. In addition to disclosure, other conditions apply to the use of the exemption. For example, a plan fiduciary may not be a partner or employee of the Prudential representative making the sale. The fiduciary must not be a relative of the representative (including spouse, direct descendant, spouse of a direct descendant, ancestor, brother, sister, spouse of a brother or sister). The representative may not be an employee, officer, director or partner of either the independent fiduciary or the employer establishing the plan. No relative of the representative may: (1) control, directly or indirectly, the corporation establishing or maintaining the plan; (2) be either a partner with a 10% or more interest in the partnership or the sole proprietor establishing or maintaining the plan; or (3) be an owner of a 5% or more interest in a Subchapter S Corporation establishing or maintaining the plan. In addition, no affiliate (including relatives) of the representative may be a trustee, administrator or a fiduciary with written authority to acquire, manage or dispose of the assets of the plan.


ADDITIONAL ERISA REQUIREMENTS

If your retirement arrangement is part of a plan governed by ERISA, additional requirements such as spousal consent to distributions may be necessary. Consult the terms of your retirement arrangement.

                               PAYOUT PROVISIONS

The Contract can be annuitized at any time after the end of the first Contract year. Upon the annuity date, the cash value of the Contract will be converted into a fixed-dollar annuity payable to the annuitant[s] named in the Contract. If two annuitants are named in the Contract, you may decide how much of the amount is to be applied for each annuitant and under which form[s] of annuity. If the Contract is not large enough to produce an initial monthly payment of $50 you will be paid the cash value in a single sum. There is no minimum required monthly payment in New Jersey.



When you choose to annuitize, all amounts held in the investment options will be withdrawn. An amount equal to the premium tax, if any, imposed by the state in which the Contract Owner resides is then deducted (unless deducted earlier). Many states do not impose a premium tax. In other states the tax ranges from 0% to 5% of the amount applied to effect an annuity. See PREMIUM TAXES AND TAXES ATTRIBUTABLE TO PURCHASE PAYMENTS, page 16. Some local jurisdictions also impose a tax. The amount remaining is applied to effect an annuity. This amount becomes part of Pruco Life of New Jersey's general account.


The amount of the monthly payments will depend upon the amount applied and the table of rates set forth in the Contract which we guarantee will be used even if longevity has significantly improved since the Contract date. If Pruco Life of New Jersey is offering more favorable rates at that time, then those rates will be used.

The annuity will be in one of the forms listed below. All the annuity options under this Contract are fixed annuity options. Your participation in the variable investment options ceases when the annuity is effected. Unless we consent to a later date, an annuity must begin no later than the Contract anniversary coinciding with or next following the annuitant's 90th birthday (or the younger annuitant's if there are two annuitants named in the Contract). We will then make payments to the annuitant on the first day of each period determined by the form of annuity selected. Unless applicable law states otherwise, if you have not selected an annuity option to take effect by the annuity date, the Interest Payment Option (see below) will become effective then. Special rules apply in the case of a Contract issued in connection with an IRA.

1.  ANNUITY PAYMENTS FOR A FIXED PERIOD

Payments will be made to the annuitant during his or her lifetime for up to 25 years. Payments may be in monthly, quarterly, semi-annual, or annual installments. If the annuitant dies during the annuity certain period, unless you designate otherwise, the beneficiary will receive a lump sum payment. The amount of the lump sum payment is determined by discounting each remaining unpaid payment at the interest rate used to compute the actual payments. If the payments were based on the table of rates set forth in the Contract, the interest rate used is 3 1/2% a year.

2.  LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary designated by the annuitant unless he or she so selects. Instead, the present value of the remaining unpaid installments, up to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the present value of the unpaid future payments, we will discount each such payment at the interest rate used to compute the amount of the actual 120 payments. If the payments were based on the table of rates set forth in the Contract, an interest rate of 3 1/2% a year is used. Once annuity payments have begun, an annuitant may withdraw the present value of any of the 120 payments certain that have not been paid. No surrender charge is applicable under this option.

3.  INTEREST PAYMENT OPTION

The annuitant may choose to have Pruco Life of New Jersey hold a designated amount to accumulate at interest. Unless applicable law states otherwise, if no option has been selected by the annuity date, this option will automatically become effective. Pruco Life of New Jersey will pay interest at an effective rate of at least 3% a year, and we may pay a higher rate of interest.

Special provisions may apply if the Contract is issued in connection with an IRA.

4.  OTHER ANNUITY OPTIONS

Currently you may choose to receive the proceeds of your Contract Fund in the form of payments like those of any annuity or life annuity then regularly offered by Prudential or by Pruco Life of New Jersey that (1) is based on United States currency; (2) is bought by a single sum; (3) does not provide for dividends; and (4) does not normally provide for deferral of the first payment. Prudential and Pruco Life of New Jersey currently offer a number of different annuity options, including joint and survivor annuities covering more than one person.

Under Option 4, unless a fixed period annuity of less than 10 years is selected, Pruco Life of New Jersey will waive withdrawal charges that might be applicable under other annuity options. Further, if you select Option 1 without a right of withdrawal, Pruco Life of New Jersey will effect that option under Option 4 if doing so provides greater monthly payments.


LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT ANNUITY PURCHASE RATES

Although the Contract generally provides for sex-distinct annuity purchase rates for life annuities, those rates are not applicable to Contracts offered in states that have adopted regulations prohibiting sex-distinct annuity purchase rates. Rather, blended unisex annuity purchase rates for life annuities will be provided under all Contracts issued in those states, whether the annuitant is male or female. Other things being equal, such unisex annuity purchase rates will result in the same monthly annuity payments for male and female annuitants.

                               OTHER INFORMATION

MISSTATEMENT OF AGE OR SEX

If an annuitant's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, we will change each benefit and the amount of each annuity payment to that which the total purchase payment amounts would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.

SALE OF THE CONTRACT AND SALES COMMISSIONS


Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential which was organized in 1971 under New Jersey law, acts as the principal underwriter of the Contract. Pruco Life of New Jersey expects that during the second quarter of 1998 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The principal business address of both Prusec and PIMS is 751 Broad Street, Newark, New Jersey 07102-3777.



The Contract is currently sold by registered representatives of the principal underwriter and may also be sold through other broker-dealers authorized by the principal underwriter, including broker-dealers otherwise unaffiliated with Prudential. Registered representatives of such other unaffiliated broker-dealers may be paid on a different basis than registered representatives of the principal underwriter or broker-dealers affiliated with Prudential. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 6% of the purchase payment. In addition, trail commissions based on the size of the contract Fund may be paid.


VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account are invested in shares of the corresponding Funds. Pruco Life of New Jersey is the legal owner of those shares and as such has the right to vote on any matter voted on at any shareholders meetings of the Funds. However, as required by law, Pruco Life of New Jersey votes the shares of the Funds at any regular and special shareholders meetings the Funds in accordance with voting instructions received from Contract owners. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the 1940 Act. Fund shares for which no timely instructions from Contract owners are received, and any shares owned directly or indirectly by Pruco Life of New Jersey are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Funds in its own right, it may elect to do so.

Generally, you may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a fund's fundamental investment policy, Contract Owners participating in such Funds will vote separately on the matter.

The number of Fund shares for which you may give instructions is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give Pruco Life of New Jersey instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life of New Jersey may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Pruco Life of New Jersey itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report to Contract Owners.

SUBSTITUTION OF FUND SHARES

Although Pruco Life of New Jersey believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contract Owners. This may occur because of investment policy changes, tax law changes, the unavailability of shares for investment or at the discretion of Pruco Life of New Jersey. In that event, we may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. You will be notified of such substitution.

OWNERSHIP OF THE CONTRACT

The Contract Owner is entitled to exercise all the rights under the Contract. The Contract Owner is usually, but not always the annuitant. Ownership of the Contract may, however, be transferred to another person who need not be the person who is to receive the annuity payment. Transfer of the ownership of a Contract may involve federal income tax consequences, or may be prohibited under certain Contracts, and you should consult with a qualified tax adviser before attempting any such transfer. Generally, ownership of the Contract is not assignable to a tax-qualified retirement plan or program without Pruco Life of New Jersey's consent.

PERFORMANCE INFORMATION

Performance information for the subaccounts may appear in advertising and reports to current and prospective Contract Owners. Performance information is based on historical investment experience of the Funds, adjusted to take charges under the Contract into account, and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment over a stipulated period, and assume a surrender of the Contract at the end of the period. Total return quotations reflect changes in unit values and the deduction of applicable charges including any applicable withdrawal charges.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

The Money Market Subaccount may advertise its current and effective yield. Current yield reflects the income generated by an investment in the subaccount over a specified seven-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.

Reports or advertising may include comparative performance information, including, but not limited to: comparisons to market indices; comparisons to other investments; performance rankings; personalized illustrations of historical performance; and data presented by analysts or included in publications.

See PERFORMANCE INFORMATION in the Statement of Additional Information for recent performance information.

REPORTS TO CONTRACT OWNERS

You will be sent quarterly statements that provide certain information pertinent to your Contract. These statements provide Contract data that apply only to each particular Contract, including Contract values and transactions during the period. You may request current Contract information at any time, however, we may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also be sent annual and semi-annual reports for the applicable Funds.

If a single individual or company invests in the Prudential Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Prudential Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this prospectus.

STATE REGULATION

Pruco Life of New Jersey is subject to regulation and supervision by the New Jersey Department of Banking and Insurance, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The financial statements included in this prospectus for the years ended December 31, 1997 and December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.



The financial statements included in this prospectus for the year ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal address is Two Hilton Court, Parsippany, New Jersey 07054-0319.



On March 12, 1996, Deloitte & Touche LLP was replaced as the independent accountants of Pruco Life of New Jersey. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their reports.


LITIGATION

Several actions have been brought against Pruco Life of New Jersey alleging that Pruco Life of New Jersey and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life of New Jersey for losses if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life of New Jersey that would have a material effect on its financial position.


YEAR 2000 COMPLIANCE



The services provided to the Contract owners by Pruco Life of New Jersey, Prusec and PIMS depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year

2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.



Prudential, as Pruco Life of New Jersey, Prusec and PIMS's ultimate corporate parent, identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.



The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Pruco Life of New Jersey's, Prusec's and PIMS's abilities to meet their contractual commitments to Contract owners.



Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Account. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.


STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information include:

OTHER INFORMATION CONCERNING THE ACCOUNT
  PRINCIPAL UNDERWRITER
  DETERMINATION OF SUBACCOUNT UNIT VALUES
  PERFORMANCE INFORMATION
  COMPARATIVE PERFORMANCE INFORMATION

ADDITIONAL INFORMATION

A registration statement has been filed with the SEC, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information, including statutory statements filed with the state insurance departments, may also be obtained from Pruco Life of New Jersey's office. The address and telephone number of Pruco Life of New Jersey are set forth on the cover of this prospectus.

FINANCIAL STATEMENTS


The financial statements of Pruco Life of New Jersey should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

                                                                        APPENDIX

                            ACCUMULATION UNIT VALUES
              DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS OF THE
           PRUCO LIFE OF NEW JERSEY PREMIUM VARIABLE ANNUITY ACCOUNT

                                                                  SUBACCOUNTS
                                          -----------------------------------------------------------

                                              PRUDENTIAL            PRUDENTIAL          PRUDENTIAL
                                             MONEY MARKET        DIVERSIFIED BOND     HIGH YIELD BOND
                                              PORTFOLIO             PORTFOLIO            PORTFOLIO
                                          -----------------------------------------------------------
                                               1/24/97*              1/24/97*            1/24/97*
                                                  TO                    TO                  TO
                                               12/31/97              12/31/97            12/31/97
                                          -----------------------------------------------------------
1. Accumulation unit value at beginning
    of period...........................    $     1.04778         $     1.05924        $     1.12690
2. Accumulation unit value at end of
    period..............................    $     1.08688         $     1.13525        $     1.25972
3. Number of accumulation units
    outstanding at end of period........    5,366,453.373         4,451,359.058        5,397,206.831
                                          -----------------------------------------------------------



                                           PRUDENTIAL         PRUDENTIAL          PRUDENTIAL        PRUDENTIAL
                                           STOCK INDEX      EQUITY INCOME           EQUITY           JENNISON
                                            PORTFOLIO         PORTFOLIO            PORTFOLIO         PORTFOLIO

                                            1/24/97*           1/24/97*            1/24/97*          1/24/97*
                                               TO                 TO                  TO                TO
                                            12/31/97           12/31/97            12/31/97          12/31/97

1. Accumulation unit value at beginning
    of period...........................  $    1.18151      $     1.24933        $     1.23280     $     1.19836
2. Accumulation unit value at end of
    period..............................  $    1.48876      $     1.66167        $     1.48518     $     1.48006
3. Number of accumulation units
    outstanding at end of period........  8,543,942.551     5,978,494.895        9,062,852.247     4,356,135.229


                                                            SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------------

                                              PRUDENTIAL
                                                GLOBAL               AIM V.I.            AIM V.I.
                                              PORTFOLIO         GROWTH AND INCOME          VALUE
                                          -----------------------------------------------------------
                                               1/24/97*              1/24/97*            1/24/97*
                                                  TO                    TO                  TO
                                               12/31/97              12/31/97            12/31/97
                                          -----------------------------------------------------------
1. Accumulation unit value at beginning
    of period...........................    $     1.20025         $     1.08005        $     1.06636
2. Accumulation unit value at end of
    period..............................    $     1.26079         $     1.28644        $     1.27997
3. Number of accumulation units
    outstanding at end of period........    1,544,582.024         2,414,429.247        2,687,877.124
                                          -----------------------------------------------------------



                                                                                      MFS
                                              JANUS             JANUS           EMERGING GROWTH         MFS
                                          ASPEN GROWTH   INTERNATIONAL GROWTH       SERIES        RESEARCH SERIES

                                            1/24/97*           1/24/97*            1/24/97*          1/24/97*
                                               TO                 TO                  TO                TO
                                            12/31/97           12/31/97            12/31/97          12/31/97

1. Accumulation unit value at beginning
    of period...........................  $    1.04112      $     1.07728        $     0.99843     $     1.05478
2. Accumulation unit value at end of
    period..............................  $    1.22056      $     1.23121        $     1.15186     $     1.21695
3. Number of accumulation units
    outstanding at end of period........  2,360,624.250     3,626,939.148        2,636,905.069     2,159,261.930

                                                            SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------------

                                                 OCC                   OCC             T. ROWE PRICE
                                          ACCUMULATION TRUST    ACCUMULATION TRUST        EQUITY
                                               MANAGED         SMALL CAPITALIZATION       INCOME
                                          -----------------------------------------------------------
                                               1/24/97*              1/24/97*            1/24/97*
                                                  TO                    TO                  TO
                                               12/31/97              12/31/97            12/31/97
                                          -----------------------------------------------------------
1. Accumulation unit value at beginning
    of period...........................    $     1.08859         $     1.05425        $     1.07051
2. Accumulation unit value at end of
    period..............................    $     1.26668         $     1.26710        $     1.33212
3. Number of accumulation units
    outstanding at end of period........    7,302,011.073         2,630,491.378        3,846,265.632
                                          -----------------------------------------------------------



                                          T. ROWE PRICE     WARBURG PINCUS
                                          INTERNATIONAL      POST-VENTURE
                                              STOCK            CAPITAL

                                            1/24/97*           1/24/97*
                                               TO                 TO
                                            12/31/97           12/31/97

1. Accumulation unit value at beginning
    of period...........................  $    1.02164      $     0.98396
2. Accumulation unit value at end of
    period..............................  $    1.05690      $     1.07018
3. Number of accumulation units
    outstanding at end of period........  1,286,790.860       624,929.212


* Commencement of Business

                            SELECTED FINANCIAL DATA

The following selected financial data for Pruco Life Insurance Company of New Jersey should be read in conjunction with the FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY and notes thereto included in this prospectus beginning on page B-1.

                                                        PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                      FOR THE YEARS ENDED DECEMBER 31, (IN THOUSANDS)
                                              ---------------------------------------------------------------
                                                                                                   STATUTORY
                                                                  GAAP BASIS                         BASIS
                                              --------------------------------------------------  -----------
                                                 1997         1996         1995         1994         1993
                                              -----------  -----------  -----------  -----------  -----------
Revenues:
  Premiums and other revenue................  $    64,480  $    65,184  $    68,049  $    51,781  $   114,287
  Net investment income.....................       46,324       43,784       43,530       42,357       47,700
                                              ---------------------------------------------------------------
Total revenues..............................      110,804      108,968      111,579       94,138      161,987

Benefits and expenses:
  Current and future benefits and claims....       53,371       48,722       47,695       44,939      103,552
  Other expenses............................       27,236       12,848       21,881       23,716       19,182
                                              ---------------------------------------------------------------
Total benefits and expenses.................       80,607       61,570       69,576       68,655      122,734
                                              ---------------------------------------------------------------
Income before income tax provision..........       30,197       47,398       42,003       25,483       39,253
Income tax provision........................       10,974       15,611       15,002        9,483       19,460
                                              ---------------------------------------------------------------
Net income..................................  $    19,223  $    31,787  $    27,001  $    16,000  $    19,793
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
Assets......................................  $ 2,002,432  $ 1,695,616  $ 1,558,282  $ 1,424,886  $ 1,352,455
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------

In 1996, the Company retroactively adopted, as of January 1, 1995, applicable accounting pronouncements to present its financial statements in conformity with generally accepted accounting principles ("GAAP").

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                  OPERATIONS.

The Company markets individual life insurance, variable life insurance, variable annuities and deferred annuities through Prudential's sales force in New Jersey and New York.

The Company markets its products in the life insurance and annuity sectors of the insurance industry. These markets are faced with an increased tightening of the regulatory environment with particular emphasis placed on company solvency and sales practices. The legal barriers which have historically segregated the markets of the financial services industry are being challenged through both legislative and judicial process. Regulatory changes which opened the insurance industry to other financial institutions, particularly banks and mutual funds, heightened competition in investment type products since those institutions were positioned to deliver the same products through large, stable distribution channels.

The Company held $2.0 billion in assets at December 31, 1997 compared to $1.7 billion at December 31, 1996, of which $1.1 billion and $.9 billion were held in Separate Accounts in 1997 and 1996, respectively under variable life insurance policies and variable annuity contracts. The remaining assets were held in the general account for investment primarily in bonds, short-term investments and policy loans.

1.  RESULTS OF OPERATIONS

Net income for the year ended December 31, 1997 amounted to $19.2 million, a decrease of $12.6 million or 39.6% compared to the $31.8 million earned in the year ended December 31, 1996. Net income for the year ended December 31, 1995 amounted to $27.0 million.

(A)  1997 VERSUS 1996

Total insurance revenues, consisting of premiums and policy charges and fee income decreased $2.4 million for the year ended December 31, 1997 to $57.5 million from $59.9 million for the year ended December 31, 1996. This decrease in insurance revenues is primarily attributable to a decrease of $2.2 million in policy charges and fee income. This is a result of an aging book of business along with an increased emphasis in the domestic market place on investments in retirement type products rather than in life insurance protection products.

The Company's net investment income increased $2.5 million for the year ended December 31, 1997 to $46.3 million from $43.8 million for the year ended December 31, 1996. Increase in cash flows from insurance operations and average assets as well as the asset mix strategies, produced favorable investment results in 1997. Fixed maturity income increased in 1997 due to higher investment returns as a result of a shift to higher yielding securities. Income from short-term investments increased because of higher fixed maturity assets available to lend to third parties as part of the Company's securities lending program.

Other income increased $1.3 million for the year ended December 31, 1997 to $5.3 million from $4.0 million for the year ended December 31, 1996. This increase is due to an increase in advisory fees attributable to the Discovery Preferred and Discovery Select Separate Account products.

Policyholders' benefits increased $5.3 million for the year ended December 31, 1997 to $34.0 million from $28.7 million for the year ended December 31, 1996. This increase is attributable to an increase in mortality costs associated with the aging book of business.

Other operating costs and expenses increased $14.4 million for the year ended December 31, 1997 to $27.2 million compared to $12.8 million for the year ended December 31, 1996. The increase reflects factors including the refinement of estimated gross profit margins used to amortize deferred policy acquisition costs (DAC). Favorable mortality experience and reduction in cost of insurance charges contributed to a change in net amortization. Also, increased operating costs resulted from higher sales activity of Discovery Select and Discovery Preferred annuity products, and technological advancements made in annuity processing, customer service, and product development.

INVESTMENT RESULTS

    The Company's investment portfolio supports its insurance and annuity liabilities and other obligations to customers for which it assumes investment related risks. The portfolio was comprised of total investments amounting to $772.1 million at December 31, 1997, versus $686.8 million at December 31, 1996. A diversified portfolio of publicly traded bonds and private placement investments is managed under strategies intended to maintain optimal asset mix consistent with current and anticipated cash flow requirements of the related obligations. The risk tolerance reflects the Company's aggregate capital position, exposure to business risk, liquidity and rating agency considerations.

The asset management strategy for the portfolio is set in accordance with an investment policy statement developed and coordinated within the Prudential by the Portfolio Management Group and agreed to by senior management and approved by the Board of Directors. In managing the investment portfolio, the long term objective is to generate favorable investment results through asset/liability management, strategic and tactical asset allocation and asset manager selection based on performance. Asset mix strategies are developed with criteria intended to match asset structure to product liabilities considering the underlying income and return characteristics of investment alternatives, seeking to closely approximate the interest rate sensitivity of the asset portfolio with the estimated interest rate sensitivity of the product liabilities. Other objectives include maintenance of broad diversification across asset classes, issuers and sectors; effective utilization of capital while maintaining liquidity funds believed to be adequate to satisfy cash flow requirements; and achievement of competitive performance. The major categories of invested assets, quality across the portfolio, and recent activities to reduce risk and more effectively manage the portfolio are discussed below.

FIXED MATURITIES

    The fixed maturity portfolio is diversified across maturities, sectors and issuers. The Company has classified all securities as "available for sale." "Available for sale" securities are carried in the Statements of Financial Position at fair value, with unrealized gains and losses recognized by credits and charges to equity capital.

At December 31, 1997, the net unrealized capital gains on the fixed maturity portfolio totaled $7 million compared to $4 million at December 31, 1996. The increase in the net unrealized gain position is primarily attributable to declining interest rates. The following table details the amortized cost and fair value of the fixed maturity portfolio.

                                                               1997                                    1996
                                          -----------------------------------------------  ----------------------------
                                            AMORTIZED      ESTIMATED     NET UNREALIZED      AMORTIZED      ESTIMATED
                                              COST        FAIR VALUE          GAINS            COST        FAIR VALUE
                                          -------------  -------------  -----------------  -------------  -------------
                                                                          (IN MILLIONS)
FIXED MATURITIES--AVAILABLE FOR SALE:
Publicly Traded.........................    $     575      $     582        $       7        $     552      $     556
Privately Traded........................           10             10                0                0              0
                                                                                   --
                                                -----          -----                             -----          -----
Total...................................    $     585      $     592        $       7        $     552      $     556
                                                                                   --
                                                                                   --
                                                -----          -----                             -----          -----
                                                -----          -----                             -----          -----

                                           NET UNREALIZED
                                                GAINS
                                          -----------------
FIXED MATURITIES--AVAILABLE FOR SALE:
Publicly Traded.........................      $       4
Privately Traded........................              0
                                                     --
Total...................................      $       4
                                                     --
                                                     --

At December 31, 1997, the Company's holdings of private placement fixed maturities totaled $10 million and constituted 2% of total fixed maturities.

The public fixed maturity portfolio increased from $556 million for the year ended December 31, 1996 to $582 million at December 31, 1997. Investment grade fixed maturities comprised approximately 96% and 98% of total publicly traded fixed maturities at December 31, 1997 and 1996, respectively.

The Company reviews all fixed maturities quarterly and identifies potential problem assets which require additional monitoring.

(B)  1996 VERSUS 1995

Realized investment gains decreased $2.4 million from $3.6 million for the year ended December 31, 1995 to $1.2 million for the same period in 1996. This decrease is a result of trading activity in the bond portfolio and current market conditions.

Policyholders' benefits for the year ending December 31, 1996 were $28.7 million compared to $26.3 million for the same period in 1995. This increase of $2.4 million is attributable to increased reserves and the mortality costs associated with new and existing policies.

Interest credited to policyholders' account balances decreased $1.3 million from $21.4 million for the year ended December 31, 1995 to $20.1 million for the same period in 1996. This decrease is primarily attributable to slightly lower interest rates for the Company's fixed annuity products.

Other operating costs and expenses decreased $9.0 million from $21.9 million for the twelve months ended 1995 to $12.9 million for the same period in 1996. This is primarily due to a decrease in the amortization of deferred policy acquisition costs, and a company wide initiative to reduce expenses.

2.  LIQUIDITY AND CAPITAL RESOURCES

The Company's liquidity requirements include the payment of sales commissions and other underwriting expenses and the funding of its contractual obligations for the life insurance and annuity contracts it has in-force. The Company has developed and utilizes a cash flow projection system and regularly performs asset/liability duration matching in the management of its asset and liability portfolios. The Company anticipates funding all its cash requirements utilizing cash from operations, normal investment maturities and anticipated calls and repayments, consistent with prior years. As of December 31, 1997, the Company's assets included $610.7 million of cash, short-term investments and investment grade publicly traded fixed maturity securities that could be liquidated if funds were required.

In order to continue to market life insurance and annuity products, the Company must meet or exceed the statutory capital and surplus requirements of the insurance departments of the states in which it conducts business. Statutory accounting practices differ from generally accepted accounting principles ("GAAP") in two major respects. First, under statutory accounting practices, the acquisition costs of new business are charged to expense, while under GAAP they are amortized over a period of time. Second, under statutory accounting practices, the required additions to statutory reserves for new business in some cases may initially exceed the statutory revenues attributable to such business. These practices result in a reduction of statutory income and surplus at the time of recording new business.

Insurance companies are subject to Risk-Based Capital (RBC) guidelines, monitored by insurance regulatory authorities, that measure the ratio of the Company's statutory equity with certain adjustments ("Adjusted Capital") to its required capital, based on the risk characteristics of its insurance liabilities and investments. Required capital is determined by statutory formulae that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest rate risks, and general business risks. The RBC calculations are intended to assist regulators in measuring the adequacy of the Company's statutory capitalization.

The Company considers RBC implications in its asset/liability management strategies. Each year, the Company conducts a thorough review of the adequecy of statutory insurance reserves and other actuarial liabilities. The review is performed to ensure that the Company's statutory reserves are computed in accordance with accepted actuarial standards, reflect all contractual obligations, meet the requirements of state laws and regulations and include adequate provisions for any other actuarial liabilities that need to be established. All significant reserve changes are reviewed by the Board of Directors and are subject to approval by the New Jersey Department of Banking and Insurance. The Company believes that its statutory capital is adequate for its currently anticipated levels of risk as measured by regulatory guidelines.

The National Association of Insurance Commissioners recently approved a series of codified statutory accounting standards for consideration by the various state regulators. Certain of the proposed standards, if adopted by insurance regulatory authorities, could have an impact on the measurement of statutory capital which, in turn, could affect RBC ratios of insurance companies. If adopted, implementation could commence with 1999 statutory financial statements. At the present time, the Company cannot estimate the potential impact of these proposed standards on its RBC position.

3.  RISK MANAGEMENT

As an indirect subsidiary of Prudential, the Company benefits from the risk management strategies implemented by Prudential.

Risk management includes the identification and measurement of various forms of risk, establishment of acceptable risk thresholds, and processes intended to maintain risks within these thresholds while maximizing returns. Prudential considers risk management an integral part of its core businesses.

The risks inherent in the Company's operations include product risk, market risk, credit risk, liquidity risk, and operating risk. These risk categories, and Prudential's strategies relative to each, are discussed below.

Prudential's risk management is centrally controlled through a Corporate Risk Management Unit (CRMU) which sets standards for risk identification, policies and procedures, and limits, as well as standards for measurement and management reporting. CRMU interfaces with the Company's business groups through an enterprise level Financial Controls Council and Enterprise Financial Management Risk Management Committee, as well as through frequent informal meetings. Risk limits are set at multiple levels throughout the Company, with different limits at the desk, portfolio, subsidiary, and enterprise level. Risks are generally managed as close as possible to their origin, subject to review and oversight by CRMU to monitor compliance with established standards. Where appropriate, such as with respect to credit concentration risk and foreign exchange risk, exposures are aggregated and managed at the enterprise level.

Prudential's risk monitoring processes include preparation and review of risk reports on a regular basis, with frequency based on the purpose of the report. For example, desk-level reports are generally produced daily, while portfolio level reports are typically semi-monthly or monthly and high level reports may be quarterly or semi-annually.

PRODUCT RISK is the risk of adverse results due to deviation of experience from expected levels reflected in pricing. Prudential, in its insurance and annuity operations, sells traditional and interest sensitive individual insurance products, individual annuity products, a variety of group annuity products, and group life insurance products. Products are priced to reflect the expected levels of risk and to allow a margin for adverse deviation. The level of margins varies with product design and pricing strategy with respect to the targeted market. Prudential seeks to maintain underwriting standards so that premium charged is consistent with risk assumed on an overall basis. Additionally, most of Prudential's policies and contracts allow the Company to adjust credits (via crediting interest rates) and/or charges (in contracts where elements such as mortality and expense charges are not guaranteed), allowing the Company to respond to changes in experience. The competitive environment is an important element in determining pricing elements including premiums, crediting rates and non-guaranteed charges.

Mortality risks, generally inherent in most of the Company's life insurance and annuity products, are incorporated in pricing based on the Company's experience (if available and relevant) or industry experience. Mortality studies are performed periodically to compare the actual incidence of death claims in relation to business in force, to levels assumed in pricing and to industry experience. Expense risk relates to all products and is influenced by management practices as well as general price level changes. Persistency risk represents the risk that the pattern of policy surrenders will deviate from assumed levels so that policies do not remain in force for a sufficient period to allow the Company to recover its acquisition costs. Certain products are designed, by implementation of surrender charges and other features, to discourage early surrenders and thus mitigate this risk to the Company. Periodic studies are performed to compare actual surrender experience to pricing assumptions and industry experience.

MARKET RISK is the risk of change in value of financial instruments as a result of changes in interest rates, currency exchange rates, and securities market conditions. The Company's asset/liability management strategies provide for targeting of asset durations within specified ranges based on the estimated durations of the associated product liabilities. Portfolio managers are directed to maintain interest rate exposures within the established ranges, which are subject to adjustment based on market conditions and product design. Prudential uses statistical techniques such as duration and convexity analysis to measure price sensitivity to interest rate changes. The Company also performs portfolio stress testing annually as part of its cash flow testing in which various interest-sensitive assumptions (such as asset calls and prepayments and contract persistency) are evaluated under various severe interest rate environments. Any shortfalls revealed by cash flow testing are evaluated to determine whether there is a need to increase statutory reserves or change portfolio management strategies such as alteration of asset duration and/or composition. For fee-based (variable, separate account and mutual fund) products, equity risk is borne primarily by the contractholders rather than the Company (subject to any minimum guarantees). However, in the event of subpar performance, asset based fees will be reduced and competitive factors may impede the Company's ability to cultivate this business.

CREDIT RISK is the risk that counterparties may default or fail to fully honor contractual obligations and is inherent in investment portfolio asset positions including corporate bonds and mortgages, private placements and other lending-type products, and various investment operations functions. The Company attempts to manage risk associated with customer activities through proprietary credit analysis, establishment of credit limits and by requiring maintenance of margin and/or collateral in compliance with established internal control and regulatory standards.

LIQUIDITY RISK is the risk that the Company will be unable to liquidate positions at a reasonable price in order to meet cash flow requirements under various scenarios. As indicated above, the Company's asset/liability management strategies seek to maintain asset positions that are consistent with the expected cash flow demands associated with its liabilities under various possible situations. Liquidity policies are formally managed at the enterprise level, using various comparisons of asset liquidity to potential liability outflows. Prudential believes that the comparison of its general account net liquidity to individual policy net cash surrender value is key to the periodic evaluation of its ability to meet policyholder claim requirements, and stress tests are utilized to measure the expected liquidity situation under assumed unusual events.

OPERATING RISK is the risk of potential loss from internal or external events such as mismanagement, fraud, systems breakdowns, business interruption, or failure to satisfy legal or fiduciary responsibilities. All financial institutions, including Prudential, are exposed to the risk of unauthorized activities by employees that are contrary to the internal controls designed to manage such risks. Legal risk may arise from inadequate control over contract documentation, marketing processes, or other operations. Internal controls responsive to regulatory, legal, credit, asset stewardship and other concerns are established at the business unit level for specific lines of business and at the enterprise level for company-wide processes. Controls are monitored by business unit management, internal and external auditors, and by an enterprise level Management Internal Control unit and in certain instances are subject to regulatory review.

Following revelations and negative publicity surrounding the issue of sales practices, Prudential has implemented a strategy to emphasize ethical conduct in the recruitment and training of agents and in the sales process. The Company has also strengthened controls including the establishment of a client acquisition program, in conjunction with the underwriting process, intended to ascertain the appropriateness of insurance coverages sold and mitigate the risk of inappropriate policy replacement activity.

Another aspect of operating risk relates to the Company's ability to conduct transactions electronically and to gather, process, and disseminate information and maintain data integrity and uninterrupted operations given the possibility of unexpected or unusual events. The Company is implementing a business continuation initiative to address these concerns. Considerations relative to the impact of the Year 2000 on computer operations are discussed below.

4.  REGULATORY ENVIRONMENT

The Company is subject to the laws of the State of New Jersey as governing insurance companies and to the regulations of the New Jersey Insurance Department (the "Insurance Department"). A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Department each year covering the Company's operations for the preceding year and its financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine contract liabilities and reserves so that the Insurance Department may certify that these items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times. A full examination of the Company's operations is conducted periodically by the Insurance Department and under the auspices of the NAIC.

In addition, the Company is subject to regulation under the insurance laws of all jurisdictions in which it operates. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. The Company is required to file the Annual Statement with supervisory agencies in each of the jurisdictions in which it does business, and its operations and accounts are subject to examination by these agencies at regular intervals.

The NAIC has adopted several regulatory initiatives designed to improve the surveillance and financial analysis regarding the solvency of insurance companies in general. These initiatives include the development and implementation of a risk-based capital formula for determining adequate levels of capital and surplus. Insurance companies are required to calculate their risk-based capital in accordance with this formula and to include the results in their Annual Statement. It is anticipated that these standards will have no significant effect upon the Company.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Certain insurance products of the Company are subject to various federal securities laws and regulations. In addition, current and proposed federal measures which may significantly affect the insurance business include regulation of insurance company solvency, employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

5.  THE YEAR 2000 ISSUE

The Company is an indirect subsidiary of Prudential; therefore, is impacted by the enterprise focus on the Year 2000 Issue. The Year 2000 issue is best understood as a computer hardware and software problem involving the way dates are stored and processed in computers. Many computer systems are programmed to recognize only the last two digits in a date. As a result, any computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If this anomaly is not corrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly which could in turn affect the accuracy and compromise the integrity of business records. Business operations could be interrupted when companies are unable to process transactions, send invoices, or engage in similar normal business activities. The Year 2000 issue presents critical business risks for public and private sector entities across the globe .

Prudential identified the Year 2000 issue as a critical priority in 1995 and established a Company-wide Program Office (CPO) to develop and coordinate an operating framework for the Year 2000 compliance activities. The CPO assessed potential business impact, identified software and hardware components that will require upgrading, renovating, or replacing, and developed a strategy for renovation, replacement or retirement of all affected business applications. The initial assessment, completed in 1995, provided an estimate of the magnitude of the project and necessary resources.

Prudential's CPO has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for Year 2000 compliance. Prudential is utilizing both internal and external resources to reprogram or replace and test software. Prudential plans to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998 and to conduct additional testing pertaining to the securities industry (in a scheduled industry-wide effort) as well as complete its "business partner" analysis and contingency planning during 1999. Prudential believes that it is well positioned to achieve the necessary modifications and mitigate the Year 2000 risks.

Prudential has commenced contacting and communicating formally with major suppliers and customers, including brokers, vendors, health care providers, and institutions that pass electronic information to Prudential, to determine the significance of the potential exposure that could result from their failure to achieve Year 2000 compliance on a timely basis.

While, as indicated above, Prudential believes that it is well positioned to mitigate its Year 2000 issue, this issue by its nature carries the risk of unforeseen problems of internal or external origin. There can be no assurance that the required systems modifications will be completed in accordance with current estimates of timing and cost, or that the systems of other companies with which some of Prudential's systems interface will be converted on a timely and compatible basis. In the event that the required adaptations to mitigate the Year 2000 issue are not completed on a timely basis, this issue could have a material adverse impact on the Company's operations. The discussion of the Year 2000 issue herein, and in particular the Company's plans to remediate this issue and estimated costs thereof, are forward-looking in nature. See cautionary statement below relating to forward-looking statements.

6.  INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Certain of the statements contained in Management's Discussion and Analysis may be considered forward-looking statements. Words such as "expects," "believes," "anticipates," "intends," "plans," or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects upon the Company. There can be no assurance that future developments affecting the Company will be those anticipated by management. There are certain important factors that could cause actual results to differ materially from estimates or expectations reflected in such forward-looking statements including without limitation, changes in general economic conditions, including the performance of financial markets and interest rates; market acceptance of new products and distribution channels; competitive, regulatory or tax changes that affect the cost or demand for the Company's products; and adverse litigation results. While the Company reassesses material trends and uncertainties affecting its financial condition and results of operations, it does not intend to review or revise any particular forward-looking statement referenced in this Management's Discussion and Analysis in light of future events. The information referred to above should be considered by readers when reviewing any forward-looking statements contained in this Management's Discussion and Analysis.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.

                     DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., CHAIRMAN AND DIRECTOR -- Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance since 1997; 1995 to 1997:
President, Prudential Select; 1993 to 1995: Chief Operating Officer, Prudential Select. Age 46.

WILLIAM M. BETHKE, DIRECTOR -- Chief Investment Officer since 1997; 1992 to 1997: President, Prudential Capital Markets Group. Age 51.

IRA J. KLEINMAN, DIRECTOR -- Executive Vice President, International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; 1993 to 1995: President, Prudential Select. Age 51.

MENDEL A. MELZER, DIRECTOR -- Chief Investment Officer, Mutual Funds and Annuities, Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services. Age 37.

ESTHER H. MILNES, PRESIDENT AND DIRECTOR -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; 1993 to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services. Age 47.

I. EDWARD PRICE, VICE CHAIRMAN AND DIRECTOR -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance; 1993 to 1994: President, Prudential International Insurance. Age 55.

                         OFFICERS WHO ARE NOT DIRECTORS

SUSAN L. BLOUNT, SECRETARY -- Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company. Age 40.

C. EDWARD CHAPLIN, TREASURER -- Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential. Age 41.

JAMES C. DROZANOWSKI, SENIOR VICE PRESIDENT -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996: Vice President, Credit Card Division, Chase Manhattan Bank; prior to 1995: Chase Manhattan Bank. Age 55.

CLIFFORD E. KIRSCH, CHIEF LEGAL OFFICER -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; 1994 to 1995: Associate General Counsel with Paine Webber; Prior to 1994: Assistant Director in the Division of Investment Management with the Securities and Exchange Commission. Age 38.

FRANK P. MARINO, SENIOR VICE PRESIDENT -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services. Age 53.

EDWARD A. MINOGUE, SENIOR VICE PRESIDENT -- Vice President, Annuity Services. Prudential Investments since 1997; Prior to 1997: Director, Merrill Lynch. Age 55.

JAMES M. SCHLOMANN, VICE PRESIDENT, COMPTROLLER & CHIEF ACCOUNTING OFFICER -- Vice President & Associate Comptroller, Prudential, since 1997; Prior to 1997:
Senior Executive Vice President & CFO, USLife Corp. Age 49.

SHIRLEY H. SHAO, SENIOR VICE PRESIDENT AND CHIEF ACTUARY -- Vice President and Associate Actuary, Prudential. Age 43.

JAMES A. TIGNANELLI, SENIOR VICE PRESIDENT -- Vice President, Compliance, Prudential Individual Insurance since 1996; Prior to 1996: Vice President Field Operations. Age 45.

The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.

                             EXECUTIVE COMPENSATION

Executive Officers of Pruco Life may also serve one or more affiliated companies of Pruco Life. Pruco Life of New Jersey is a subsidiary of Pruco Life. Allocations have been made as to each individual's time devoted to his duties as an executive officer of Pruco Life of New Jersey. The following table shows the compensation paid, based on these allocations, to the executive officers for services rendered in all capacities to Pruco Life of New Jersey during 1997. With the exception of the Chief Executive Officer, only officers receiving compensation in excess of $100,000 per year are shown in the table below. Directors of Pruco Life who are also employees of Prudential do not receive compensation in addition to their compensation as employees of Prudential.


NAME & PRINCIPAL                                                     OTHER ANNUAL
POSITION                     YEAR       SALARY      BONUS            COMPENSATION

Esther H. Milnes             1997       $5,598      $6,419             $       0
Chief Executive Officer      1996       $5,417      $3,641             $       0
                             1995       $5,148      $2,515             $       0

                           FINANCIAL STATEMENTS OF THE
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT



STATEMENTS OF NET ASSETS
December 31, 1997


                                                                                        SUBACCOUNTS
                                                       ---------------------------------------------------------------------------
                                                        PRUDENTIAL     PRUDENTIAL        PRUDENTIAL     PRUDENTIAL    PRUDENTIAL
                                                       MONEY MARKET  DIVERSIFIED BOND  HIGH YIELD BOND  STOCK INDEX  EQUITY INCOME
                                                        PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                       ------------  ----------------  ---------------  -----------  -------------
ASSETS
Investment in shares of the Prudential Series Fund,
   Inc. Portfolios and non-Prudential administered
   funds at net asset value [Note 3] ................  $  6,094,608  $      5,166,347  $     6,841,776  $12,761,776  $   9,378,867
Receivable from Pruco Life Insurance
   Company of New Jersey [Note 2]....................             0                 0                0            0        555,419
                                                       ------------  ----------------  ---------------  -----------  -------------
    Net Assets ......................................  $  6,094,608  $      5,166,347  $     6,841,776  $12,761,776  $   9,934,286
                                                       ------------  ----------------  ---------------  -----------  -------------
                                                       ------------  ----------------  ---------------  -----------  -------------

NET ASSETS, representing:
   Equity of Contract owners ........................  $  5,832,691  $      5,053,405  $     6,798,969  $12,719,880  $   9,934,286
   Equity of Pruco Life Insurance
     Company of New Jersey ..........................       261,917           112,942           42,807       41,896              0
                                                       ------------  ----------------  ---------------  -----------  -------------
                                                       $  6,094,608  $      5,166,347  $     6,841,776  $12,761,776  $   9,934,286
                                                       ------------  ----------------  ---------------  -----------  -------------
                                                       ------------  ----------------  ---------------  -----------  -------------


STATEMENTS OF OPERATIONS
For the period January 24, 1997* through December 31, 1997

                                                                                        SUBACCOUNTS
                                                       ---------------------------------------------------------------------------
                                                        PRUDENTIAL     PRUDENTIAL        PRUDENTIAL     PRUDENTIAL    PRUDENTIAL
                                                       MONEY MARKET  DIVERSIFIED BOND  HIGH YIELD BOND  STOCK INDEX  EQUITY INCOME
                                                        PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                       ------------  ----------------  ---------------  -----------  -------------
INVESTMENT INCOME
   Dividend distributions received ..................  $    116,608  $        182,186  $       328,295  $   102,248  $      95,453

EXPENSES
   Charges to Contract owners for assuming
   mortality risk and expense risk and for
   administration [Note 5A] .........................        30,326            24,000           33,313       71,076         39,209
                                                       ------------  ----------------  ---------------  -----------  -------------
NET INVESTMENT INCOME (LOSS) ........................        86,282           158,186          294,982       31,172         56,244
                                                       ------------  ----------------  ---------------  -----------  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Capital gains distributions received .............             0            36,843                0      342,433        733,657
   Realized gain (loss) on shares redeemed
   [average cost basis] .............................             0             1,268              632        8,889              0
   Net change in unrealized gain (loss)
      on investments ................................             0           (87,951)         (27,151)     640,205       (105,243)
                                                       ------------  ----------------  ---------------  -----------  -------------
NET GAIN (LOSS) ON INVESTMENTS ......................             0           (49,840)         (26,519)     991,527        628,414
                                                       ------------  ----------------  ---------------  -----------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ........................  $     86,282  $        108,346  $       268,463  $ 1,022,699  $     684,658
                                                       ------------  ----------------  ---------------  -----------  -------------
                                                       ------------  ----------------  ---------------  -----------  -------------

* Commenced Operations


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14
                                       A1




                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
                                                                            JANUS ASPEN
 PRUDENTIAL  PRUDENTIAL  PRUDENTIAL    AIM V.I.               JANUS ASPEN  INTERNATIONAL
   EQUITY     JENNISON     GLOBAL     GROWTH AND   AIM V.I.     GROWTH        GROWTH
 PORTFOLIO   PORTFOLIO   PORTFOLIO   INCOME FUND  VALUE FUND   PORTFOLIO     PORTFOLIO
-----------  ----------  ----------  -----------  ----------  -----------  -------------
$13,153,635  $6,083,992  $1,682,608  $ 3,189,721  $3,460,986  $ 2,921,226  $   4,557,839

    306,332     363,350     264,786            0           0            0              0
-----------  ----------  ----------  -----------  ----------  -----------  -------------
$13,459,967  $6,447,342  $1,947,394  $ 3,189,721  $3,460,986  $ 2,921,226  $   4,557,839
-----------  ----------  ----------  -----------  ----------  -----------  -------------
-----------  ----------  ----------  -----------  ----------  -----------  -------------


$13,459,967  $6,447,342  $1,947,394  $ 3,106,018  $3,440,402  $ 2,881,284  $   4,465,524

          0           0           0       83,703      20,584       39,942         92,315
-----------  ----------  ----------  -----------  ----------  -----------  -------------
$13,459,967  $6,447,342  $1,947,394  $ 3,189,721  $3,460,986  $ 2,921,226  $   4,557,839
-----------  ----------  ----------  -----------  ----------  -----------  -------------
-----------  ----------  ----------  -----------  ----------  -----------  -------------



                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
                                                                            JANUS ASPEN
 PRUDENTIAL  PRUDENTIAL  PRUDENTIAL    AIM V.I.               JANUS ASPEN  INTERNATIONAL
   EQUITY     JENNISON     GLOBAL     GROWTH AND   AIM V.I.     GROWTH        GROWTH
 PORTFOLIO   PORTFOLIO   PORTFOLIO   INCOME FUND  VALUE FUND   PORTFOLIO     PORTFOLIO
-----------  ----------  ----------  -----------  ----------  -----------  -------------
$   146,098  $    4,853  $   13,045  $     1,485  $   28,947  $    22,526  $      14,522



     65,956      27,872       9,424       16,881      21,423       17,937         26,860
-----------  ----------  ----------  -----------  ----------  -----------  -------------
     80,142     (23,019)      3,621      (15,396)      7,524        4,589        (12,338)
-----------  ----------  ----------  -----------  ----------  -----------  -------------


    613,254     319,882      72,144        2,228      88,872       17,098          2,428

     12,529      14,031      (2,314)           0         371            0              0
    (86,245)     16,226    (140,267)     182,008     116,794      171,601         63,890
-----------  ----------  ----------  -----------  ----------  -----------  -------------
    539,538     350,139     (70,437)     184,236     206,037      188,699         66,318
-----------  ----------  ----------  -----------  ----------  -----------  -------------


$   619,680  $  327,120  $  (66,816) $   168,840  $  213,561  $   193,288  $      53,980
-----------  ----------  ----------  -----------  ----------  -----------  -------------
-----------  ----------  ----------  -----------  ----------  -----------  -------------

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14
                                       A2

                           FINANCIAL STATEMENTS OF THE
                        PRUCO LIFE OF NEW JERSEY FLEXIBLE
                        PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 1997



                                                                                       SUBACCOUNTS
                                                       -----------------------------------------------------------------------
                                                                                               OCC                OCC
                                                       MFS EMERGING        MFS         ACCUMULATION TRUST   ACCUMULATION TRUST
                                                       GROWTH SERIES  RESEARCH SERIES   MANAGED PORTFOLIO  SMALL CAP PORTFOLIO
                                                       -------------  ---------------  ------------------  -------------------
ASSETS
Investment in shares of the Prudential Series Fund,
   Inc. Portfolios and non-Prudential administered
     funds at net asset value [Note 3] ..............  $   3,073,606  $     2,648,625  $        9,094,484  $         3,360,806
Receivable from Pruco Life Insurance
     Company of New Jersey [Note 2]..................              0                0             169,431                    0
                                                       -------------  ---------------  ------------------  -------------------
    Net Assets ......................................  $   3,073,606  $     2,648,625  $        9,263,915  $         3,360,806
                                                       -------------  ---------------  ------------------  -------------------
                                                       -------------  ---------------  ------------------  -------------------

NET ASSETS, representing:
   Equity of Contract owners ........................  $   3,037,345  $     2,627,714  $        9,263,915  $         3,333,096
   Equity of Pruco Life Insurance
     Company of New Jersey ..........................         36,261           20,911                   0               27,710
                                                       -------------  ---------------  ------------------  -------------------
                                                       $   3,073,606  $     2,648,625  $        9,263,915  $         3,360,806
                                                       -------------  ---------------  ------------------  -------------------
                                                       -------------  ---------------  ------------------  -------------------


STATEMENTS OF OPERATIONS
For the period January 24, 1997* through December 31, 1997


                                                                                       SUBACCOUNTS
                                                       -----------------------------------------------------------------------
                                                                                               OCC                OCC
                                                       MFS EMERGING        MFS         ACCUMULATION TRUST   ACCUMULATION TRUST
                                                       GROWTH SERIES  RESEARCH SERIES   MANAGED PORTFOLIO  SMALL CAP PORTFOLIO
                                                       -------------  ---------------  ------------------  -------------------
INVESTMENT INCOME
   Dividend distributions received ..................  $           0  $             0  $              259  $               143

EXPENSES
   Charges to Contract owners for assuming
     mortality risk and expense risk and for
     administration [Note 5A] .......................         18,721           16,301              50,056               16,568
                                                       -------------  ---------------  ------------------  -------------------
NET INVESTMENT INCOME (LOSS) ........................        (18,721)         (16,301)            (49,797)             (16,425)
                                                       -------------  ---------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Capital gains distributions received .............              0                0                 794                1,010
   Realized gain (loss) on shares redeemed
     [average cost basis] ...........................              0                0                   0                    0
   Net change in unrealized gain (loss)
     on investments .................................        258,606          164,625             511,431              148,654
                                                       -------------  ---------------  ------------------  -------------------
NET GAIN (LOSS) ON INVESTMENTS ......................        258,606          164,625             512,225              149,664
                                                       -------------  ---------------  ------------------  -------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ........................  $     239,885  $       148,324  $          462,428  $           133,239
                                                       -------------  ---------------  ------------------  -------------------
                                                       -------------  ---------------  ------------------  -------------------

* Commenced Operations


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14
                                       A3


              SUBACCOUNTS (CONTINUED)
--------------------------------------------------------

T. ROWE PRICE     T. ROWE PRICE        WARBURG PINCUS
EQUITY INCOME  INTERNATIONAL STOCK  POST-VENTURE CAPITAL
  PORTFOLIO         PORTFOLIO            PORTFOLIO
-------------  -------------------  --------------------
$   5,206,437  $         1,402,906  $            706,385

            0                    0                     0
-------------  -------------------  --------------------
$   5,206,437  $         1,402,906  $            706,385
-------------  -------------------  --------------------
-------------  -------------------  --------------------


$   5,123,687  $         1,360,009  $            668,787

       82,750               42,897                37,598
-------------  -------------------  --------------------
$   5,206,437  $         1,402,906  $            706,385
-------------  -------------------  --------------------
-------------  -------------------  --------------------




              SUBACCOUNTS (CONTINUED)
--------------------------------------------------------

T. ROWE PRICE     T. ROWE PRICE        WARBURG PINCUS
EQUITY INCOME  INTERNATIONAL STOCK  POST-VENTURE CAPITAL
  PORTFOLIO         PORTFOLIO            PORTFOLIO
-------------  -------------------  --------------------
$      62,638  $            12,542  $                 93



       29,352                8,584                 4,122
-------------  -------------------  --------------------
       33,286                3,958                (4,029)
-------------  -------------------  --------------------


      138,220               17,767                     0

            0                    0                     0
      308,579              (84,403)               51,292
-------------  -------------------  --------------------
      446,799              (66,636)               51,292
-------------  -------------------  --------------------

$     480,085  $           (62,678) $             47,263
-------------  -------------------  --------------------
-------------  -------------------  --------------------

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14
                                       A4

                           FINANCIAL STATEMENTS OF THE
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT



STATEMENTS OF CHANGES IN NET ASSETS
For the period January 24,1997* through December 31, 1997


                                                                                        SUBACCOUNTS
                                                       ---------------------------------------------------------------------------
                                                        PRUDENTIAL     PRUDENTIAL        PRUDENTIAL     PRUDENTIAL    PRUDENTIAL
                                                       MONEY MARKET  DIVERSIFIED BOND  HIGH YIELD BOND  STOCK INDEX  EQUITY INCOME
                                                        PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                       ------------  ----------------  ---------------  -----------  -------------
OPERATIONS
   Net investment income (loss) ..................... $      86,282  $        158,186  $       294,982  $    31,172  $      56,244
   Capital gains distributions received .............             0            36,843                0      342,433        733,657
   Realized gain (loss) on shares redeemed
     [average cost basis] ...........................             0             1,268              632        8,889              0
   Net change in unrealized gain (loss) on investments            0           (87,951)         (27,151)     640,205       (105,243)
                                                       ------------  ----------------  ---------------  -----------  -------------


NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ........................        86,282           108,346          268,463    1,022,699        684,658
                                                       ------------  ----------------  ---------------  -----------  -------------


NET INCREASE IN NET ASSETS
   RESULTING FROM PREMIUM PAYMENTS
   AND OTHER OPERATING TRANSFERS
   [Note 7] .........................................     5,745,598         4,948,007        6,526,368   11,707,092      9,250,311
                                                       ------------  ----------------  ---------------  -----------  -------------


NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM EQUITY TRANSFERS
   [Note 8] .........................................       262,728           109,994           46,945       31,985           (683)
                                                       ------------  ----------------  ---------------  -----------  -------------


TOTAL INCREASE IN NET ASSETS ........................     6,094,608         5,166,347        6,841,776   12,761,776      9,934,286

NET ASSETS:

BEGINNING OF YEAR....................................             0                 0                0            0              0
                                                       ------------  ----------------  ---------------  -----------  -------------

END OF YEAR.......................................... $   6,094,608  $      5,166,347  $     6,841,776  $12,761,776  $   9,934,286
                                                       ------------  ----------------  ---------------  -----------  -------------
                                                       ------------  ----------------  ---------------  -----------  -------------
* Commenced Operations


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14
                                       A5



                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
                                                                            JANUS ASPEN
 PRUDENTIAL  PRUDENTIAL  PRUDENTIAL    AIM V.I.               JANUS ASPEN  INTERNATIONAL
   EQUITY     JENNISON     GLOBAL     GROWTH AND   AIM V.I.     GROWTH        GROWTH
 PORTFOLIO   PORTFOLIO   PORTFOLIO   INCOME FUND  VALUE FUND   PORTFOLIO     PORTFOLIO
-----------  ----------  ----------  -----------  ----------  -----------  -------------
$    80,142  $  (23,019) $    3,621  $   (15,396) $    7,524  $     4,589  $     (12,338)
    613,254     319,882      72,144        2,228      88,873       17,098          2,428

     12,529      14,031      (2,314)           0         371            0              0
    (86,245)     16,226    (140,267)     182,008     116,794      171,601         63,890
-----------  ----------  ----------  -----------  ----------  -----------  -------------



    619,680     327,120     (66,816)     168,840     213,562      193,288         53,980
-----------  ----------  ----------  -----------  ----------  -----------  -------------



 12,845,700   6,122,138   2,013,384    2,943,922   3,237,160    2,690,815      4,414,907
-----------  ----------  ----------  -----------  ----------  -----------  -------------



     (5,413)     (1,916)        826       76,959      10,264       37,123         88,952
-----------  ----------  ----------  -----------  ----------  -----------  -------------


 13,459,967   6,447,342   1,947,394    3,189,721   3,460,986    2,921,226      4,557,839


          0           0           0            0           0            0              0
-----------  ----------  ----------  -----------  ----------  -----------  -------------

$13,459,967  $6,447,342  $1,947,394  $ 3,189,721  $3,460,986  $ 2,921,226  $   4,557,839
-----------  ----------  ----------  -----------  ----------  -----------  -------------
-----------  ----------  ----------  -----------  ----------  -----------  -------------


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14
                                       A6

                           FINANCIAL STATEMENTS OF THE
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the period January 24, 1997* through December 31, 1997


                                                                                       SUBACCOUNTS
                                                       -----------------------------------------------------------------------
                                                                                               OCC                OCC
                                                       MFS EMERGING        MFS         ACCUMULATION TRUST   ACCUMULATION TRUST
                                                       GROWTH SERIES  RESEARCH SERIES   MANAGED PORTFOLIO  SMALL CAP PORTFOLIO
                                                       -------------  ---------------  ------------------  -------------------
OPERATIONS
   Net investment income (loss) .....................  $     (18,721) $       (16,301) $          (49,797) $           (16,425)
   Capital gains distributions received .............              0                0                 794                1,010
   Realized gain (loss) on shares redeemed
     [average cost basis] ...........................              0                0                   0                    0
   Net change in unrealized gain (loss)
     on investments .................................        258,606          164,625             511,431              148,654
                                                       -------------  ---------------  ------------------  -------------------


NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ........................        239,885          148,324             462,428              133,239
                                                       -------------  ---------------  ------------------  -------------------


NET INCREASE IN NET ASSETS
   RESULTING FROM PREMIUM PAYMENTS
   AND OTHER OPERATING TRANSFERS
   [Note 7] .........................................      2,800,502        2,485,067           8,796,002            3,202,968
                                                       -------------  ---------------  ------------------  -------------------


NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM EQUITY TRANSFERS
   [Note 8] .........................................         33,219           15,234               5,485               24,599
                                                       -------------  ---------------  ------------------  -------------------


TOTAL INCREASE IN NET ASSETS ........................      3,073,606        2,648,625           9,263,915            3,360,806

NET ASSETS:

BEGINNING OF YEAR....................................              0                0                   0                    0
                                                       -------------  ---------------  ------------------  -------------------

END OF YEAR..........................................  $   3,073,606  $     2,648,625   $       9,263,915  $         3,360,806
                                                       -------------  ---------------  ------------------  -------------------
                                                       -------------  ---------------  ------------------  -------------------
* Commenced Operations



            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14
                                       A7




              SUBACCOUNTS (CONTINUED)
--------------------------------------------------------

T. ROWE PRICE     T. ROWE PRICE        WARBURG PINCUS
EQUITY INCOME  INTERNATIONAL STOCK  POST-VENTURE CAPITAL
  PORTFOLIO         PORTFOLIO            PORTFOLIO
-------------  -------------------  --------------------
$      33,286  $             3,958  $             (4,029)
      138,220               17,767                     0

            0                    0                     0
      308,579              (84,403)               51,292
-------------  -------------------  --------------------


      480,085              (62,678)               47,263
-------------  -------------------  --------------------



    4,649,699            1,423,759               622,433
-------------  -------------------  --------------------


       76,653               41,825                36,689
-------------  -------------------  --------------------


    5,206,437            1,402,906               706,385


            0                    0                     0
-------------  -------------------  --------------------

$   5,206,437  $         1,402,906  $            706,385
-------------  -------------------  --------------------
-------------  -------------------  --------------------



            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14
                                       A8

                          NOTES TO FINANCIAL STATEMENTS
                OF THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1997

NOTE 1:  GENERAL

         Pruco Life of New Jersey Flexible Premium Variable Annuity Account ("the Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by the Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are nineteen subaccounts within the account, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

         The Discovery Select Variable Annuity subaccounts of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account commenced operations on January 24, 1997.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

         SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or non-Prudential administered funds and are recorded on the ex-dividend date.

         EQUITY OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY--Pruco Life of New Jersey maintains a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing. Pruco Life of New Jersey monitors the balance daily and transfers funds based upon anticipated activity. At times, Pruco Life of New Jersey may owe an amount to the Account, which is reflected in the Account's Statements of Net Assets as a receivable from Pruco Life of New Jersey. The receivable does not have an effect on the Contract owner's account or the related unit value.


                                       A9

NOTE 3: INVESTMENT INFORMATION FOR THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

         The net asset value per share for each portfolio of the Series Fund or non-Prudential administered funds, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1997 were as follows:

                                                                                 SUBACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                         PRUDENTIAL        PRUDENTIAL          PRUDENTIAL         PRUDENTIAL           PRUDENTIAL
                                        MONEY MARKET     DIVERSIFIED BOND    HIGH YIELD BOND      STOCK INDEX       EQUITY INCOME
                                         PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO           PORTFOLIO
                                      -----------------  -----------------  -----------------  -----------------  ------------------
         Number of Shares:                      609,461            468,737            840,046            422,302             418,936
         Net asset value per share:   $        10.00000  $        11.02185  $         8.14453  $        30.21956  $         22.38737
         Cost:                        $       6,094,608  $       5,254,298  $       6,868,927  $      12,121,571  $        9,484,110


                                                                           SUBACCOUNTS (CONTINUED)
                                      ----------------------------------------------------------------------------------------------
                                                                                                       AIM V.I.
                                            PRUDENTIAL         PRUDENTIAL         PRUDENTIAL      GROWTH AND INCOME        AIM V.I.
                                              EQUITY            JENNISON            GLOBAL              INCOME              VALUE
                                            PORTFOLIO          PORTFOLIO           PORTFOLIO             FUND                FUND
                                      -----------------  -----------------  -----------------  -----------------  ------------------
         Number of Shares:                      423,367            343,118             93,877            169,037             166,154
         Net asset value per share:   $        31.06909  $        17.73151  $        17.92348  $        18.87000  $         20.83000
         Cost:                        $      13,239,880  $       6,067,766  $       1,822,875  $       3,007,713  $        3,344,192


                                                                           SUBACCOUNTS (CONTINUED)
                                      ----------------------------------------------------------------------------------------------
                                                              JANUS ASPEN           MFS                                   OCC
                                              JANUS          INTERNATIONAL       EMERGING            MFS         ACCUMULATION TRUST
                                           ASPEN GROWTH         GROWTH            GROWTH           RESEARCH           MANAGED
                                            PORTFOLIO          PORTFOLIO          SERIES            SERIES           PORTFOLIO
                                      -----------------  -----------------  -----------------  -----------------  ------------------
         Number of Shares:                      158,075            246,636            190,434            167,741             214,594
         Net asset value per share:   $        18.48000  $        18.48000  $        16.14000  $        15.79000  $         42.38000
         Cost:                        $       2,749,625  $       4,493,949  $       2,815,000  $       2,484,000  $        8,583,053


                                                                    SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------------------
                                                                                                   WARBURG
                                              OCC            T. ROWE PRICE       T. ROWE PRICE      PINCUS
                                         ACCUMULATION            EQUITY          INTERNATIONAL   POST-VENTURE
                                          TRUST SMALL            INCOME              STOCK          CAPITAL
                                         CAP PORTFOLIO         PORTFOLIO           PORTFOLIO       PORTFOLIO
                                      -----------------  -----------------  -----------------  -----------------
         Number of Shares:                      127,448            280,067            110,118             63,868
         Net asset value per share:   $        26.37000  $        18.59000  $        12.74000  $        11.06000
         Cost:                        $       3,212,152  $       4,897,858  $       1,487,309  $         655,093

                                       A10

NOTE 4:  CONTRACT OWNER UNIT INFORMATION

         Outstanding Contract owner units, unit values and total value of Contract owner equity at December 31, 1997 were as follows:


                                                                                 SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                              PRUDENTIAL       PRUDENTIAL       PRUDENTIAL         PRUDENTIAL          PRUDENTIAL
                                             MONEY MARKET   DIVERSIFIED BOND  HIGH YIELD BOND     STOCK INDEX         EQUITY INCOME
                                               PORTFOLIO        PORTFOLIO       PORTFOLIO          PORTFOLIO            PORTFOLIO
                                           ---------------  ---------------- ---------------   -----------------  -----------------
         Contract Owner Units Outstanding    5,366,453.373    4,451,359.058    5,397,206.831       8,543,942.551      5,978,494.895
         Unit Value......................  $       1.08688  $       1.13525  $       1.25972   $         1.48876  $         1.66167
                                           ---------------  ---------------  ---------------   -----------------  -----------------
         TOTAL CONTRACT OWNER EQUITY.....  $     5,832,691  $     5,053,405  $     6,798,969   $      12,719,880  $       9,934,286
                                           ---------------  ---------------  ---------------   -----------------  -----------------
                                           ---------------  ---------------  ---------------   -----------------  -----------------


                                                                         SUBACCOUNTS (CONTINUED)
                                           ----------------------------------------------------------------------------------------
                                                                                                    AIM V.I.
                                               PRUDENTIAL        PRUDENTIAL    PRUDENTIAL          GROWTH AND          AIM V.I.
                                                 EQUITY           JENNISON       GLOBAL              INCOME             VALUE
                                               PORTFOLIO         PORTFOLIO      PORTFOLIO             FUND               FUND
                                           ---------------  ---------------- ---------------   -----------------  -----------------
         Contract Owner Units Outstanding    9,062,852.247    4,356,135.229    1,544,582.024       2,414,429.247      2,687,877.124
         Unit Value......................  $       1.48518  $       1.48006  $       1.26079   $         1.28644            1.27997
                                           ---------------  ---------------  ---------------   -----------------  -----------------
         TOTAL CONTRACT OWNER EQUITY.....  $    13,459,967  $     6,447,342  $     1,947,394   $       3,106,018  $       3,440,402
                                           ---------------  ---------------  ---------------   -----------------  -----------------
                                           ---------------  ---------------  ---------------   -----------------  -----------------


                                                                         SUBACCOUNTS (CONTINUED)
                                           ----------------------------------------------------------------------------------------
                                                                  JANUS            MFS                                  OCC
                                                 JANUS        INTERNATIONAL      EMERGING              MFS          ACCUMULATION
                                              ASPEN GROWTH       GROWTH           GROWTH             RESEARCH          MANAGED
                                               PORTFOLIO        PORTFOLIO         SERIES              SERIES          PORTFOLIO
                                           ---------------  ---------------- ---------------   -----------------  -----------------
         Contract Owner Units Outstanding    2,360,624.250    3,626,939.148    2,636,905.069      2,159,261.9300      7,302,011.073
         Unit Value....................... $       1.22056  $       1.23121  $       1.15186   $         1.21695  $         1.26868
                                           ---------------  ---------------  ---------------   -----------------  -----------------
         TOTAL CONTRACT OWNER EQUITY...... $     2,881,284  $     4,465,524  $     3,037,345   $       2,627,714  $       9,263,915
                                           ---------------  ---------------  ---------------   -----------------  -----------------
                                           ---------------  ---------------  ---------------   -----------------  -----------------


                                                                  SUBACCOUNTS (CONTINUED)
                                           ----------------------------------------------------------------------
                                                                                                     WARBURG
                                                 OCC          T. ROWE PRICE   T. ROWE PRICE          PINCUS
                                            ACCUMULATION          EQUITY      INTERNATIONAL        POST-VENTURE
                                             TRUST SMALL          INCOME          STOCK              CAPITAL
                                            CAP PORTFOLIO       PORTFOLIO       PORTFOLIO           PORTFOLIO
                                           ---------------  ---------------- ---------------   ------------------
         Contract Owner Units Outstanding    2,630,491.378    3,846,265.632    1,286,790.860         624,929.212
         Unit Value......................  $       1.26710  $       1.33212  $       1.05690   $         1.07018
                                           ---------------  ---------------  ---------------   -----------------
         TOTAL CONTRACT OWNER EQUITY.....  $     3,333,096  $     5,123,687  $     1,360,009   $         668,787
                                           ---------------  ---------------  ---------------   -----------------
                                           ---------------  ---------------  ---------------   -----------------

NOTE 5:  CHARGES AND EXPENSES

         A.  Mortality Risk and Expense Risk Charges

             The mortality risk and expense risk charges at an effective annual rate of 1.25% are applied daily against the net assets representing equity of Contract owners held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1997, the amount of these charges paid to Pruco Life of New Jersey was $471,136.

         B.  Administration Charge

             The administration charge at an effective annual rate of .15% is applied daily against the net assets representing equity of Contract owners held in each subaccount. Administration charges include costs associated with issuing the Contract, establishing and maintaining records, and providing reports to Contract owners. For 1997, the amount of these charges paid to Pruco Life of New Jersey was $56,845.


                                       A11

         C.  Withdrawal Charge

             A withdrawal charge may be made upon full or partial Contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. For 1997, the amount of these charges paid to Pruco Life of New Jersey was $17,243.

NOTE 6:   TAXES

          Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Pruco Life of New Jersey's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

          The following amounts represent Contract owner activity components for the period January 24, 1997* to December 31, 1997:

                                                                        SUBACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                          PRUDENTIAL        PRUDENTIAL        PRUDENTIAL         PRUDENTIAL          PRUDENTIAL
                                         MONEY MARKET    DIVERSIFIED BOND     HIGH YIELD        STOCK INDEX         EQUITY INCOME
                                           PORTFOLIO         PORTFOLIO        PORTFOLIO          PORTFOLIO            PORTFOLIO
                                        ---------------  ----------------   ---------------   ------------------ ------------------
          Contract Owner Net Payments   $     8,199,777  $      4,748,888   $     7,044,786   $      11,537,843  $        9,092,591
          Surrenders, Withdrawals, and
           Death Benefits               $       (35,679) $        (42,482)  $       (56,437)  $         (91,204) $          (34,592)
           Net Transfers From (To)
            Other Subaccounts or Fixed
             Rate Options.............  $    (2,418,500) $        241,601   $      (461,981)  $         260,453  $          192,312



                                                                  SUBACCOUNTS (CONTINUED)
                                        -------------------------------------------------------------------------------------------
                                                                                                  AIM V.I.
                                           PRUDENTIAL         PRUDENTIAL      PRUDENTIAL         GROWTH AND            AIM V.I.
                                             EQUITY           JENNISON          GLOBAL              INCOME              VALUE
                                            PORTFOLIO         PORTFOLIO        PORTFOLIO             FUND                FUND
                                        ---------------   ----------------  ---------------   ------------------  -----------------
          Contract Owner Net Payments   $    12,608,951  $      6,026,720   $     1,977,078   $       2,781,009   $       3,159,930
          Surrenders, Withdrawals, and
           Death Benefits.............  $       (76,063) $        (42,111)  $       (29,052)  $         (11,469)  $         (24,406)
          Net Transfers From (To)
           Other Subaccounts or Fixed
            Rate Options..............  $       312,812  $        137,529   $        65,358   $         174,382   $         101,636



                                                                        SUBACCOUNTS (CONTINUED)
                                        -------------------------------------------------------------------------------------------
                                                              JANUS ASPEN          MFS                                  OCC
                                               JANUS         INTERNATIONAL       EMERGING             MFS         ACCUMULATION TRUST
                                            ASPEN GROWTH        GROWTH            GROWTH            RESEARCH           MANAGED
                                             PORTFOLIO         PORTFOLIO          SERIES             SERIES           PORTFOLIO
                                        ---------------   ----------------  ---------------  ------------------  ------------------
          Contract Owner Net Payments   $     2,628,766   $      4,363,549  $     2,769,659  $       2,441,201   $        8,773,973
          Surrenders, Withdrawals, and
           Death Benefits.............  $       (21,537)  $       (38,474)  $        (6,029) $         (25,514)  $          (59,475)
          Net Transfers From (To)
           Other Subaccounts or Fixed
           Rate Options...............  $        83,586   $        89,832   $        36,872  $          69,380   $           81,504



                                                                 SUBACCOUNTS (CONTINUED)
                                        ------------------------------------------------------------------------
                                                                                                   WARBURG
                                               OCC         T. ROWE PRICE      T. ROWE PRICE        PINCUS
                                          ACCUMULATION         EQUITY         INTERNATIONAL      POST-VENTURE
                                           TRUST SMALL         INCOME             STOCK            CAPITAL
                                          CAP PORTFOLIO      PORTFOLIO          PORTFOLIO         PORTFOLIO
                                        ---------------  ----------------   ---------------   ------------------
          Contract Owner Net Payments   $     3,028,743  $      4,463,509   $     1,316,610   $         579,387
          Surrenders, Withdrawals, and
           Death Benefits.............  $       (15,236) $        (37,721)  $       (10,790)  $          (2,648)
          Net Transfers From (To)
           Other Subaccounts or Fixed
           Rate Options...............  $       189,461  $        223,911   $       117,939   $          45,694


          * Commenced Operations


                                       A12

NOTE 8:      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
             EQUITY TRANSFERS

             The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Pruco Life of New Jersey to (from) the Account.

NOTE 9:      UNIT ACTIVITY

             Transactions in units (including transfers among subaccounts) for the period January 24, 1997* through December 31, 1997 were as follows:


                                                                              SUBACCOUNTS
                                         ------------------------------------------------------------------------------------------
                                            PRUDENTIAL        PRUDENTIAL        PRUDENTIAL         PRUDENTIAL          PRUDENTIAL
                                           MONEY MARKET    DIVERSIFIED BOND   HIGH YIELD BOND     STOCK INDEX         EQUITY INCOME
                                             PORTFOLIO         PORTFOLIO        PORTFOLIO          PORTFOLIO            PORTFOLIO
                                         ---------------   ----------------  ---------------   ------------------  ----------------
           Contract Owner Contributions:   5,435,980.388     4,500,473.297     5,453,214.440       8,626,853.849      6,034,726.197
           Contract Owner Redemptions:       (69,527.016)      (49,044.606)      (56,007.609)        (82,950.975)       (56,231.303)



                                                                  SUBACCOUNTS (CONTINUED)
                                         ------------------------------------------------------------------------------------------
                                                                                                    AIM V.I.
                                             PRUDENTIAL        PRUDENTIAL      PRUDENTIAL          GROWTH AND           AIM V.I.
                                               EQUITY          JENNISON          GLOBAL              INCOME              VALUE
                                             PORTFOLIO         PORTFOLIO       PORTFOLIO             FUND                FUND
                                         ---------------   ----------------  ---------------   ------------------  ----------------
           Contract Owner Contributions:   9,211,888.481     4,405,058.234     1,575,148.086       2,423,634.490      2,708,559.657
           Contract Owner Redemptions:      (149,015.510)      (48,943.450)      (30,566.062)         (9,205.242)       (20,682.534)



                                                                              SUBACCOUNTS (CONTINUED)
                                         ------------------------------------------------------------------------------------------
                                                              JANUS ASPEN          MFS                                  OCC
                                               JANUS         INTERNATIONAL       EMERGING             MFS        ACCUMULATION TRUST
                                            ASPEN GROWTH        GROWTH            GROWTH            RESEARCH           MANAGED
                                             PORTFOLIO         PORTFOLIO          SERIES             SERIES           PORTFOLIO
                                         ---------------   ----------------  ---------------  ------------------   ----------------
           Contract Owner Contributions:   2,381,041.990     3,660,400.453     2,643,270.928      2,189,365.926       7,464,664.224
           Contract Owner Redemptions:       (20,417.740)      (33,461.305)       (6,365.859)       (30,103.996)       (162,668.391)


                                                                       SUBACCOUNTS (CONTINUED)
                                         ------------------------------------------------------------------------
                                                                                                     WARBURG
                                               OCC           T. ROWE PRICE    T. ROWE PRICE          PINCUS
                                          ACCUMULATION           EQUITY       INTERNATIONAL        POST-VENTURE
                                           TRUST SMALL           INCOME           STOCK              CAPITAL
                                          CAP PORTFOLIO        PORTFOLIO        PORTFOLIO           PORTFOLIO
                                         ---------------   ----------------  ---------------   ------------------
           Contract Owner Contributions:   2,675,189.260     3,884,774.218     1,296,132.361         633,040.090
           Contract Owner Redemptions:       (44,697.882)      (38,508.586)       (9,341.501)         (8,110.878)

            * Commenced Operations


                                       A13

NOTE 10:     PURCHASES AND SALES OF INVESTMENTS

             The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and non-Prudential administered funds were as follows:



                                                                              SUBACCOUNTS
                                         ------------------------------------------------------------------------------------------
                                            PRUDENTIAL        PRUDENTIAL        PRUDENTIAL         PRUDENTIAL          PRUDENTIAL
           PORTFOLIO                       MONEY MARKET    DIVERSIFIED BOND   HIGH YIELD BOND     STOCK INDEX         EQUITY INCOME
           INFORMATION                      PORTFOLIO         PORTFOLIO        PORTFOLIO          PORTFOLIO            PORTFOLIO
                                         ---------------   ----------------  ---------------   ------------------  ----------------
           For the period
             January 24, 1997* through
             December 31, 1997
           Purchases..................   $     7,171,000   $     5,141,000   $     7,135,000   $      11,776,000  $       8,655,000
           Sales......................   $    (1,193,000)  $      (107,000)  $      (595,000)  $        (108,000) $               -


                                                                        SUBACCOUNTS (CONTINUED)
                                         ------------------------------------------------------------------------------------------
                                                                                                    AIM V.I.
                                             PRUDENTIAL         PRUDENTIAL     PRUDENTIAL         GROWTH AND            AIM V.I.
           PORTFOLIO                           EQUITY            JENNISON        GLOBAL              INCOME              VALUE
           INFORMATION                       PORTFOLIO          PORTFOLIO       PORTFOLIO             FUND                FUND
                                         ---------------   ----------------  ---------------   ------------------  ----------------
           For the period
             January 24, 1997* through
             December 31, 1997
           Purchases..................   $    12,639,000  $      5,858,000   $     1,806,000   $       3,004,000   $      3,233,000
           Sales......................   $      (171,000) $       (129,000)  $       (66,000)  $               -   $         (7,000)


                                                                        SUBACCOUNTS (CONTINUED)
                                         -------------------------------------------------------------------------------------------
                                                              JANUS ASPEN          MFS                                   OCC
                                               JANUS         INTERNATIONAL       EMERGING              MFS        ACCUMULATION TRUST
           PORTFOLIO                        ASPEN GROWTH        GROWTH            GROWTH             RESEARCH          MANAGED
           INFORMATION                       PORTFOLIO         PORTFOLIO          SERIES              SERIES          PORTFOLIO
                                         ---------------   ----------------  ---------------   ------------------  ----------------
           For the period
             January 24, 1997* through
             December 31, 1997
           Purchases..................   $     2,710,000   $     4,477,000   $     2,815,000   $       2,484,000  $       8,582,000
           Sales......................   $             -   $             -   $             -   $               -  $               -


                                                                 SUBACCOUNTS (CONTINUED)
                                         ------------------------------------------------------------------------
                                                                                                     WARBURG
                                               OCC           T. ROWE PRICE    T. ROWE PRICE          PINCUS
                                          ACCUMULATION           EQUITY       INTERNATIONAL        POST-VENTURE
           PORTFOLIO                       TRUST SMALL           INCOME           STOCK              CAPITAL
           INFORMATION                    CAP PORTFOLIO        PORTFOLIO        PORTFOLIO           PORTFOLIO
                                         ---------------   ----------------  ---------------   ------------------
           For the period
             January 24, 1997* through
             December 31, 1997
           Purchases..................   $     3,211,000   $     4,697,000   $     1,457,000   $         655,000
           Sales......................   $             -   $             -   $             -   $               -

           * Commenced Operations


                                       A14

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Equity Income Portfolio, Prudential Equity Portfolio, Prudential Jennison Portfolio, Prudential Global Portfolio, AIM V.I. Growth and Income Fund, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, Janus Aspen International Growth Portfolio, MFS Emerging Growth Series, MFS Research Series, OCC Accumulation Trust Managed Portfolio, OCC Accumulation Trust Small Capitalization Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, and Warburg Pincus Post-Venture Capital Portfolio Subaccounts of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 1997, the results of each of their operations and the changes in each of their net assets for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company of New Jersey's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of fund shares owned at December 31, 1997, provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
New York, New York
March 20, 1998


                                       A15



PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY


STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1997 AND 1996 (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------


                                                                                 1997                    1996
                                                                          -------------------      ------------------
ASSETS
Fixed maturities
    Available for sale, at fair value (amortized cost, 1997: $585,109;
and 1996: $551,728)                                                               $  592,361              $  555,898
Policy loans                                                                         127,306                 113,918
Short-term investments                                                                52,464                  17,002
                                                                          -------------------      ------------------
               Total investments                                                     772,131                 686,818
Cash                                                                                       3                   3,928
Deferred policy acquisition costs                                                    101,625                 106,965
Accrued investment income                                                             14,075                  12,908
Other assets                                                                           4,037                   1,736
Separate Account assets                                                            1,110,561                 883,261
                                                                          -------------------      ------------------
TOTAL ASSETS                                                                      $2,002,432              $1,695,616
                                                                          ===================      ==================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                   $  379,744              $  375,448
Future policy benefits and other policyholder liabilities                            108,077                 100,663
Cash collateral for loaned securities                                                 33,663                       -
Income taxes payable                                                                  12,963                   1,970
Deferred income tax liability                                                         22,188                  24,175
Payable to affiliates                                                                  4,307                   6,059
Other liabilities                                                                     17,103                  11,990
Separate Account liabilities                                                       1,108,994                 880,065
                                                                          -------------------      ------------------
TOTAL LIABILITIES                                                                  1,687,039               1,400,370
                                                                          -------------------      ------------------
CONTINGENCIES -(SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, $5 par value;
        400,000 shares, authorized;
        issued and outstanding at
        December 31, 1997 and 1996                                                     2,000                   2,000
Paid-in-capital                                                                      125,000                 125,000
Retained earnings                                                                    185,437                 166,214
Net unrealized investment gains                                                        2,956                   2,032
                                                                          -------------------      ------------------
TOTAL STOCKHOLDER'S EQUITY                                                           315,393                 295,246
                                                                          -------------------      ------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                        $2,002,432              $1,695,616
                                                                          ===================      ==================



                        See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY



STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------------


                                                                   1997               1996               1995
                                                            ------------------- ------------------ ------------------
REVENUES

Premiums                                                          $    1,105         $    1,345         $    1,042
Policy charges and fee income                                         56,382             58,571             59,515
Net investment income                                                 46,324             43,784             43,530
Realized investment gains, net                                         1,707              1,221              3,592
Other income                                                           5,286              4,047              3,900
                                                            ------------------- ------------------ ------------------

TOTAL REVENUES                                                       110,804            108,968            111,579
                                                            ------------------- ------------------ ------------------

BENEFITS AND EXPENSES

Policyholders' benefits                                               33,999             28,653             26,331
Interest credited to policyholders' account balances                  19,372             20,069             21,364
General, administrative and other expenses                            27,236             12,848             21,881
                                                            ------------------- ------------------ ------------------

TOTAL BENEFITS AND EXPENSES                                           80,607             61,570             69,576
                                                            ------------------- ------------------ ------------------

Income from operations before income taxes                            30,197             47,398             42,003
                                                            ------------------- ------------------ ------------------

Income taxes
      Current                                                         13,279             12,682             15,248
      Deferred                                                        (2,305)             2,929               (246)
                                                            ------------------- ------------------ ------------------

Total income taxes                                                    10,974             15,611             15,002
                                                            ------------------- ------------------ ------------------

NET INCOME                                                         $  19,223          $  31,787          $  27,001
                                                            =================== ================== ==================








                        See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                                        NET UNREALIZED            TOTAL
                                                                           RETAINED       INVESTMENT          STOCKHOLDER'S
                                  COMMON STOCK    PAID-IN-CAPITAL          EARNINGS          GAINS               EQUITY
                              ----------------    ----------------      ------------    -------------        --------------

BALANCE, JANUARY 1, 1995                $2,000            $125,000          $107,426         $(11,189)             $223,237

  Net income                                --                  --            27,001               --                27,001

  Change in net
   unrealized
   investment gains                         --                  --                --           17,777                17,777
                              ----------------    ----------------      ------------    -------------        --------------

BALANCE, DECEMBER 31, 1995               2,000             125,000           134,427            6,588               268,015

  Net income                                --                  --            31,787               --                31,787

  Change in net
   unrealized
   investment gains                         --                  --                --           (4,556)              (4,556)
                              ----------------    ----------------      ------------    -------------        --------------

BALANCE,  DECEMBER 31, 1996              2,000             125,000           166,214            2,032               295,246

  Net income                                --                  --            19,223                                 19,223

  Change in net
   unrealized                               --                  --                --              924                   924
   investment gains
                              ----------------    ----------------      ------------    -------------        --------------

BALANCE, DECEMBER 31, 1997              $2,000            $125,000          $185,437         $  2,956              $315,393
                              ================    ================      ============    =============        ==============



                        See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                             1997             1996            1995
                                                                      --------------- --------------- --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                  $  19,223       $  31,787      $  27,001
Adjustments to reconcile net income to net cash provided by
     operating activities:
     Policy charges and fee income                                             (7,841)         (9,963)       (11,931)
     Interest credited to policyholders' account balances                      19,372          20,069         21,364
     Net decrease (increase) in Separate Accounts                               1,629          (1,335)           260
     Realized investment gains, net                                            (1,707)         (1,221)        (3,592)
     Amortization and other non-cash items                                        521           8,908         (6,839)
     Change in:
         Future policy benefits and other policyholders' liabilities            7,414           8,618            900
         Accrued investment income                                             (1,167)         (1,329)          (317)
         Policy loans                                                         (13,388)        (15,724)       (12,917)
         Payable to affiliates                                                 (1,752)          4,300           (982)
         Deferred policy acquisition costs                                      5,340         (10,934)         9,074
         Income taxes payable                                                  10,993           1,970          8,328
         Deferred income tax liability                                         (1,987)            366          3,460
         Other, net                                                             2,812           4,669          1,024
                                                                      --------------- --------------- --------------
CASH FLOWS FROM OPERATING ACTIVITIES                                           39,462          40,181         34,833
                                                                      --------------- --------------- --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
             Available for sale                                               645,355         901,775        553,681
     Payments for the purchase of:
         Fixed maturities:
             Available for sale                                              (679,709)       (956,483)      (522,757)
     Cash collateral for loaned securities, net                                33,663               -              -
     Short term investments, net                                              (35,461)         28,306         (3,613)
                                                                      --------------- --------------- --------------
CASH FLOWS (USED IN) FROM INVESTING ACTIVITIES                                (36,152)        (26,402)        27,311
                                                                      --------------- --------------- --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                            134,020          16,754         18,348
          Withdrawals                                                        (141,255)        (26,605)       (80,509)
                                                                      --------------- --------------- --------------
CASH FLOWS USED IN FINANCING ACTIVITIES                                        (7,235)         (9,851)       (62,161)
                                                                      --------------- --------------- --------------
     Net (decrease) increase in Cash                                           (3,925)          3,928            (17)
     Cash, beginning of year                                                    3,928               -             17
                                                                      --------------- --------------- --------------
CASH, END OF YEAR                                                            $      3       $   3,928       $      -
                                                                      =============== =============== ==============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Income taxes paid                                                      $  1,896       $  11,673       $  7,900
                                                                      =============== =============== ==============









                        See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company of New Jersey (the Company) is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance and deferred annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company (Pruco
Life), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Pruco Life intends to make additional capital contributions to the Company as it is needed to enable it to meet its reserve requirements and expenses in connection with its business. Generally, Pruco Life is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The only reportable industry segment of the Company is "Life Insurance."

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION
The financial statements include the accounts of Pruco Life Insurance Company of New Jersey, a stock life insurance company. The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP").

USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

INVESTMENTS
FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Net unrealized investment gains."

POLICY LOANS are carried at unpaid principal balances.

SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

REALIZED INVESTMENT GAINS, NET, are computed using the specific identification method. Costs of fixed maturity are adjusted for impairments considered to be other than temporary.

CASH
Cash includes cash on hand.

DEFERRED POLICY ACQUISITION COSTS

The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. Amortization of deferred policy acquisition costs was $14,176 thousand, $(2,183) thousand, and $8,918 thousand for the years ended December 31, 1997, 1996, and 1995, respectively. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross

PRUCO LIFE INSURANCE OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' ACCOUNT BALANCES
Future policy benefits includes reserves for annuities in payout status as well as reserves for riders and supplemental benefits. Reserves for annuities in payout status are generally calculated as the present value of estimated future benefit payments and related expenses, using interest rates ranging from 6.5% to 8.75% The mortality assumption is generally the 1983 Individual Annuity Mortality Table. Reserves for riders and supplemental benefits are calculated using rates ranging from 2.5% to 7.25% and various mortality and morbidity tables derived from company or industry experience.

For the above categories, premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses.

Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest, less expense and mortality charges and withdrawals. Interest crediting rates on life insurance products range from 4.2% to 6.5% and on investment-type products range from 4.0% to 7.0%.

SECURITIES LOANED are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the statements of financial position. Substantially, all of the Company's securities loaned are with large brokerage firms.

These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life of New Jersey Modified Guaranteed Annuity Account. The Pruco Life of New Jersey Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life of New Jersey Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

INSURANCE REVENUE AND EXPENSE RECOGNITION
Amounts received as payment for interest sensitive life, investment contracts and deferred annuities are reported as deposits to "Policyholders' account balances". Revenues from these contracts are reflected as "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges, and interest earned from the investment of these account balances. Benefits and

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

DERIVATIVE FINANCIAL INSTRUMENTS
Derivatives include futures subject to market risk, all of which are used by the Company in other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis on the Statements of Financial Position. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are realized in "Realized investment gains, net." If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

Derivatives held for purposes other than trading are primarily used to hedge or reduce exposure to interest rates. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

INCOME TAXES
The Company is a member of a group of affiliated companies which join in filing a consolidated federal income tax return in addition to separate company state and local tax returns. Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

NEW ACCOUNTING PRONOUNCEMENTS
In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not, and will not have a material impact on the Company's results of operations, financial condition and liquidity.

In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statements of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

RECLASSIFICATIONS
Certain amounts in the prior years have been reclassified to conform to current year presentations.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3.  INVESTMENTS


FIXED MATURITIES
The following tables provide additional information relating to fixed maturities as of December 31:



                                                                          1997
                                          --------------------------------------------------------------------
                                                                 Gross            Gross          Estimated
                                             Amortized        Unrealized       Unrealized           Fair
                                                Cost             Gains           Losses            Value
                                          ---------------  ----------------  --------------  ------------------
                                                                     (In Thousands)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
   of U.S. government corporations
          and agencies                      $  42,885          $    340          $   3          $   43,222



Foreign government bonds                       38,332               551             --              38,883

Corporate securities                          503,892             6,545            181             510,256
                                          --------------  -----------------  --------------  ------------------
Total fixed maturities available for sale   $ 585,109          $  7,436          $ 184          $  592,361
                                          ==============  =================  ==============  ==================




                                                                          1996
                                          --------------------------------------------------------------------
                                                                 Gross            Gross          Estimated
                                             Amortized        Unrealized       Unrealized           Fair
                                                Cost             Gains           Losses            Value
                                          --------------  -----------------  --------------  ------------------
                                                                      (In Thousands)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
   of U.S. government corporations
          and agencies                      $  29,386          $      1          $   174        $   29,213


Foreign government bonds                       38,853               420               52            39,221

Corporate securities                          483,439             5,108            1,133           487,414

Mortgage-backed securities                         50                --               --                50
                                          --------------  -----------------  --------------  ------------------
Total fixed maturities available for sale   $ 551,728          $  5,529          $ 1,359        $  555,898
                                          ==============  =================  ==============  ==================

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturity at December 31, 1997, are shown below:

                                               AVAILABLE FOR SALE
                                        ----------------------------------
                                                            ESTIMATED FAIR
                                         AMORTIZED COST         VALUE
                                        ----------------- -----------------
                                                 (IN THOUSANDS)

Due in one year or less                      $  28,866        $  28,987

Due after one year through five years          460,874          465,687

Due after five years through ten years          83,430           85,481

Due after ten years                             11,939           12,206
                                        ----------------- ----------------

Total                                        $ 585,109        $ 592,361
                                        ================= ================


Actual maturities will differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1997, 1996, and 1995 were $635,355 thousand, $854,758 thousand and $525,672 thousand, respectively. Gross gains of $2,898 thousand, $3,942 thousand, and $6,349 thousand and gross losses of $1,191 thousand, $3,839 thousand, and $3,018 thousand were realized on those sales during 1997, 1996, and 1995, respectively. Proceeds from maturities of fixed maturities available for sale during 1997, 1996, and 1995 were $10,000 thousand, $47,017 thousand, and $28,009 thousand, respectively.

The following table describes the amortized cost and estimated fair value of fixed maturity securities by agency rating equivalent as of December 31, 1997:

                                               AVAILABLE FOR SALE
                                        ----------------------------------
                                                            ESTIMATED FAIR
                                         AMORTIZED COST         VALUE
                                        ----------------- -----------------
                                                 (IN THOUSANDS)

AAA/AA/A                                     $ 310,409        $ 313,746

BBB                                            254,084          257,024

BB                                              20,616           21,591
                                        ----------------- ----------------

      Total                                  $ 585,109        $ 592,361
                                        ================= ================

SPECIAL DEPOSITS
Fixed maturities of $460 thousand and $459 thousand at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

Fixed maturities - available for sale                 $37,563            $36,193           $36,861
Policy loans                                            6,596              5,761             5,029
Short-term investments                                  3,023              2,504             2,290
Other                                                     333                 28                51
                                               ----------------- ----------------- -----------------
Gross investment income                                47,515             44,486            44,231
Less investment expenses                               (1,191)              (702)             (701)
                                               ----------------- ----------------- -----------------
Net investment income                                 $46,324            $43,784           $43,530
                                               ================= ================= =================



REALIZED INVESTMENT GAINS, NET, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                        1997                      1996                      1995
                                               ----------------------- ----------------------------  -----------------
                                                                             (In Thousands)
Fixed maturities - available for sale
Realized investment gains                                 $   2,898               $   5,232              $   6,785
Realized investment losses                                   (1,191)                 (4,011)                (3,193)
                                               ----------------------- ----------------------------  -----------------
Realized investment gains, net                            $   1,707               $   1,221              $   3,592
                                               ======================= ============================  =================



NET UNREALIZED INVESTMENT GAINS are included in the statements of financial position as a component of equity net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                         1997                     1996                     1995
                                               ----------------------- ----------------------------  -----------------
                                                                             (In Thousands)

 Balance, beginning of year                               $   2,032              $   6,588               $ (11,189)
 Changes in unrealized investment gains
 (losses) attributable to:
      Fixed maturities                                        3,082                (11,222)                 32,875
      Participating group annuity contracts                     332                 (1,175)                  1,387
      Deferred policy acquisition costs                      (2,170)                 5,277                  (6,486)
      Deferred federal income taxes                            (320)                 2,564                  (9,999)
                                               ----------------------- ----------------------------  -----------------
 Balance, end of year                                     $   2,956              $   2,032               $   6,588
                                               ======================= ============================  =================


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                                                1997              1996               1995
                                                      ------------------- -------------------- ----------------
                                                                             (In Thousands)
     Current tax expense
        U.S.                                                   $12,880               $13,589           $13,868
        State and local                                            399                  (907)            1,380
                                                     ------------------- -------------------- -----------------
        Total                                                   13,279                12,682            15,248
                                                     ------------------- -------------------- -----------------

     Deferred tax expense (benefit):
        U.S.                                                    (2,305)                2,848              (239)
        State and local                                             --                    81                (7)
                                                     ------------------- -------------------- -----------------
        Total                                                   (2,305)                2,929              (246)
                                                     ------------------- -------------------- -----------------

     Total income tax expense                                  $10,974               $15,611           $15,002
                                                     =================== ==================== =================


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                            1997                  1996                 1995
                                                     ------------------- -------------------- -----------------
                                                                             (In Thousands)
     Expected federal income tax expense                       $10,569               $16,589           $14,702
     State income taxes                                            259                  (826)            1,373
     Other                                                         146                  (152)           (1,073)
                                                     ------------------- -------------------- -----------------
     Total income tax expense                                  $10,974               $15,611           $15,002
                                                     =================== ==================== =================


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


4.  INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                  1997                        1996
                                           --------------------        --------------------
     Deferred income tax assets                           (In Thousands)
          Insurance reserves                         $ 6,260                     $ 6,189
          Other                                          615                           -
                                           --------------------        --------------------
          Total deferred income tax assets             6,875                       6,189
                                           --------------------        --------------------

     Deferred income tax liabilities
          Deferred acquisition costs                  25,429                      28,424
          Net investment gains                         3,634                       1,940
                                           --------------------        --------------------
          Deferred income tax liabilities             29,063                      30,364
                                           --------------------        --------------------
          Total deferred federal tax
          liabilities                                $22,188                     $24,175
                                           ====================        ====================



Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax assets that are realizable.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

5. REINSURANCE

The Company assumes and cedes reinsurance with Prudential. The effect of the reinsurance for the years ended December 31, is summarized as follows:

                                       1997          1996         1995
                                       ----         ------       ------
                                               (In Thousands)
Life insurance premiums
Gross Amount                          $1,117        $1,345       $1,053
Ceded to other companies                 (12)          --           (11)
                                      ------        ------       ------
Net amount                            $1,105        $1,345       $1,042
                                      ======        ======       ======



                                       1997          1996         1995
                                       ----         ------       ------
                                                (In Thousands)
Life insurance in force
Gross Amount                       $8,325,544    $8,599,647    $8,873,763
Ceded to other companies               (1,808)       (1,831)       (1,818)
                                   ----------    ----------    ----------
Net amount                         $8,323,736    $8,597,816    $8,871,945
                                   ==========    ==========    ==========

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



6. EQUITY

RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME
Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP.


                                                              1997                  1996                  1995
                                                         ------------------   ------------------   ------------------
                                                                              (In Thousands)
STATUTORY NET INCOME                                          $  18,306             $  24,774          $    25,567

Adjustments to reconcile to net income on a GAAP basis:
     Deferred acquisition costs                                  (3,170)                5,656               (2,589)
     Deferred premium                                               198                   221                  (58)
     Insurance liabilities                                        2,324                 4,784                2,286
     Deferred taxes                                               1,708                (2,883)                 510
     Valuation of investments                                      (143)                 (765)               1,285
                                                         ------------------   ------------------   ------------------
GAAP NET INCOME                                               $  19,223             $  31,787          $    27,001
                                                         ==================   ==================   ==================



                                                                     1997                   1996
                                                              --------------------   --------------------
                                                                              (In Thousands)
STATUTORY SURPLUS                                                    $ 235,958               $ 216,019

Adjustments to reconcile to equity on a GAAP basis:
     Valuation of investments                                           18,540                  17,768
     Deferred acquisition costs                                        101,625                 106,965
     Deferred premium                                                   (2,007)                 (2,205)
     Insurance liabilities                                             (10,726)                (21,501)
     Deferred taxes                                                    (28,238)                (21,829)
     Other, net                                                            241                      29
                                                              --------------------   --------------------
GAAP STOCKHOLDER'S EQUITY                                            $ 315,393               $ 295,246
                                                              ====================   ====================



The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value).

FIXED MATURITIES
Fair values for fixed maturities are based on quoted market prices or estimates from independent pricing services.

POLICY LOANS
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

DERIVATIVE FINANCIAL INSTRUMENTS
The fair value of futures is estimated based on market quotes for transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:



                                                    1997                                       1996
                                                            ESTIMATED                                     ESTIMATED
                                    CARRYING VALUE         FAIR VALUE              CARRYING VALUE        FAIR VALUE
                                    ------------------ ------------------        ------------------ -------------------
                                                                    (In Thousands)
Financial Assets:
     Fixed maturities  available for
     sale                                $ 592,361           $ 592,361               $ 555,898           $ 555,898
     Policy loans                          127,306             126,262                 113,918             110,262
     Short-term investments                 52,464              52,464                  17,002              17,002
     Cash                                        3                   3                   3,928               3,928
     Separate Accounts assets            1,110,561           1,110,561                 883,261             883,261

Financial Liabilities:
     Policyholders'
        account balances                 $ 379,744           $ 379,744               $ 375,448           $ 375,448
     Cash collateral for loaned
        securities                          33,663              33,663                       -                   -

     Separate Accounts liabilities       1,108,994           1,108,994                 880,065             880,065
     Derivatives                                83                  83                       -                   -

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8. DERIVATIVE

DERIVATIVE FINANCIAL INSTRUMENTS
The fair value of liability positions in future instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $83 thousand at December 31, 1997. This includes the estimated fair values of outstanding derivative positions only and does not include the fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


9. RELATED PARTY TRANSACTIONS

SERVICE AGREEMENTS
Prudential, Pruco Life, and Pruco Securities Corporation, an indirect wholly-owned subsidiary of Prudential, operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided. The net cost of these services allocated to the Company were $16,210 thousand, $12,223 thousand and $15,947 thousand for the years ended December 31, 1997, 1996, and 1995, respectively.

REINSURANCE

The Company currently has a reinsurance agreement in place with Prudential (the reinsurer). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1997, 1996, and 1995.


10. CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.


11. DIVIDENDS

The Company is subject to New Jersey law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without prior approval of the New Jersey Commissioner of Insurance is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1997, the Company would be permitted a maximum of $23,396 thousand in dividend distributions in 1998, all of which could be paid in cash, without approval from The State of New Jersey Department of Insurance.

                        Report of Independent Accountants
                        ---------------------------------


To the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of financial position and the related statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion express above.



PRICE WATERHOUSE LLP
New York, New York
March 23, 1998

INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
Pruco Life Insurance Company of New Jersey
Newark, New Jersey


We have audited the accompanying statements of operations, changes in stockholder's equity and cash flows of Pruco Life Insurance Company of New Jersey for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statements of operations, changes in stockholder's equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of Pruco Life Insurance Company of New Jersey for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Parsippany, NJ
December 19, 1996

                        MARKET-VALUE ADJUSTMENT FORMULA

The Market-Value Adjustment, which is applied to withdrawals and transfers made at any time other than the 30-day period following the end of an interest rate period, involves three amounts:

    1. The number of whole months remaining in the existing interest rate period.

    2.  The guaranteed interest rate.

    3. The interpolated value of the interest rates that Pruco Life of New Jersey declares for the number of whole years remaining and the duration 1 year longer than the number of whole years remaining in the existing interest rate period.

Stated as a formula, the Market Value Factor is equal to:

(M/12) x (R-C), not to exceed +0.40 or be less than -0.40;

Where,

M = the number of whole months (not to be less than one) remaining in the interest rate period.

R = the Contract's guaranteed interest rate expressed as a decimal. Thus 6.2% is converted to 0.062.

C = the interpolated value of the interest rates, expressed as a decimal, that Pruco Life of New Jersey declares for the number of whole years remaining and the duration 1 year longer than the number of whole years remaining as of the date the request for a withdrawal or transfer is received or m/365 x (n + 1) year rate + (365-m)/365 x n year rate, where 'n' equals years and 'm' equals days remaining in year 'n' of the existing interest rate period.

The Market-Value Adjustment is then equal to the Market Value Factor multiplied by the amount subject to a Market-Value Adjustment.

The steps below explain how a Market-Value Adjustment is calculated.

    STEP 1: Divide the number of whole months left in the existing interest rate period (not to be less than one) by 12.

    STEP 2: Interpolate the interest rates Pruco Life of New Jersey declares on the date the request for withdrawal or transfer is received for the duration of years equal to the whole number of years determined in Step 1, plus the whole number of years plus 1 additional year.

    STEP 3: Subtract this interpolated interest rate from the guaranteed interest rate. The result could be negative.

    STEP 4: Multiply the results of Step 1 and Step 2. Again, the result could be negative. If the result is less than -0.4, use the value -0.4. If the result is in between -0.4 and 0.4, use the actual value. If the result is more than 0.4, use the value 0.4.

    STEP 5: Multiply the result of Step 3 (which is the Market Value Factor) by the value of the amount subject to a Market-Value Adjustment. The result is the Market-Value Adjustment.

    STEP 6: The result of Step 4 is added to the interest cell. If the Market-Value Adjustment is positive, the interest cell will go up in value. If the Market-Value Adjustment is negative, the interest cell will go down in value.

Depending upon when the withdrawal request is made, a withdrawal charge may apply.

The following example will illustrate the application of a Market-Value Adjustment and the determination of the withdrawal charge. Suppose a Contract owner made two invested purchase payments, the first in the amount of $10,000 on December 1, 1995, all of which was allocated to the Equity Subaccount, and the second in the amount of $5,000 on October 1, 1997, all of which was allocated to the MVA Option with a guaranteed interest rate of 8% (0.08) for 7 years. A request for withdrawal of $8,500 is made on February 1, 2000 (the Contract owner does not provide any withdrawal instructions). On that date the amount in the Equity Subaccount is equal to $12,000 and the amount in the interest cell with a maturity date of September 30, 2004 is $5,985.23, so that the Contract Fund on that date is equal to $17,985.23.

On February 1, 2000, the interest rates declared by Pruco Life of New Jersey for the durations 4 and 5 years (4 whole years remaining until September 30, 2004, plus 1 year) are 10.8% and 11.4%, respectively.

The following computations would be made:

1. Calculate the Contract Fund value as of the effective date of the transaction. This would be $17,985.23.

2. Calculate the charge-free amount (the amount of the withdrawal that is not subject to a withdrawal charge).

                       DATE      PAYMENT       FREE
                    ----------  ----------  ----------
                     12/1/95    $  10,000   $    1,000
                     12/1/96                $    2,000
                     10/1/97    $   5,000   $    2,500
                     12/1/97                $    4,000
                     12/1/98                $    5,500
                     12/1/99                $    7,000

    The charge-free amount in the fifth Contract year is 10% of $15,000 (total purchase payments) plus $5,500 (the charge-free amount available in the fourth Contract year) for a total of $7,000.

3. Since the withdrawal request is in the fifth Contract year, a 3% withdrawal charge rate applies to any portion of the withdrawal which is not charge-free.

                $8,500.00  requested withdrawal amount
               -$7,000.00  charge-free
               ----------
                $1,500.00  additional amount needed to complete withdrawal

    The Contract provides that the Contract Fund will be reduced by an amount which, when reduced by the withdrawal charge, will equal the amount requested. Therefore, in order to produce the amount needed to complete the withdrawal request ($1,500), we must "gross-up" that amount, before applying the withdrawal charge rate. This is done by dividing by 1 minus the withdrawal charge rate.

                    $1,500.00 / (1-.03) =
                    $1,500.00 / 0.97 = $1,546.39 grossed-up amount

    Please note that a 3% withdrawal charge on this grossed-up amount reduces it to $1,500, the balance needed to complete the request.

          $ 1,546.39  grossed-up amount
            X    .03  withdrawal charge rate
          ----------
          $    46.39  withdrawal charge

4. The Market Value Factor is determined as described in steps 1 through 5, above. In this case, it is equal to 0.08 (8% is the guaranteed rate in the existing cell) minus 0.11 (11% is the interpolated value for the interest rates that would be offered for interest cells with durations of whole years remaining and whole year plus 1 remaining in the existing interest rate period), which is -0.03, multiplied by 4.58333 (55 months remaining until September 30, 2004, divided by 12) or -0.13750. Thus, there will be a negative Market-Value Adjustment of approximately 14% of the amount in the interest cell that is subject to the adjustment.

          -0.13750 X
          $5,985.23 =         -822.97  negative MVA
                            $5,985.23  unadjusted value
                           ----------
                            $5,162.26  adjusted value
                           $12,000.00  Equity value
                           ----------
                                       adjusted Contract
                           $17,162.26  Fund

5. The total amount to be withdrawn, $8,546.39, (sum of the surrender charge, $46.39, and the requested withdrawal amount of $8,500) is apportioned over all accounts making up the Contract Fund following the Market-Value Adjustments, if any, associated with the MVA option.

          Equity         ($ 12,000 / $17,162.26)X$8,546.39 =  $ 5,975.71
          7-Yr MVA      ($5,162.26 / $17,162.26)X$8,546.39 =  $ 2,570.68
                                                              ----------
                                                              $ 8,546.39

6. The adjusted value of the interest cell, $5,162.26, reduced by the withdrawal of $2,570.68 leaves $2,591.58. This amount must be "unadjusted" by dividing it by 0.86250 (1 plus the Market-Value Adjustment of -0.13750) to determine the amount remaining in the interest cell to which the guaranteed interest rate of 8% will continue to be credited until September 30, 2004 or a subsequent withdrawal. That amount is $3,004.73.

                             - FLEXIBLE PREMIUM VARIABLE ANNUITY
                              ACCOUNT

                             - THE PRUDENTIAL SERIES FUND, INC

                             - AIM VARIABLE INSURANCE FUNDS, INC.

                             - JANUS ASPEN SERIES

                             - MFS VARIABLE INSURANCE TRUST

                             - OCC ACCUMULATION TRUST

                             - T. ROWE PRICE EQUITY SERIES, INC.

                             - T. ROWE PRICE INTERNATIONAL
                                             SERIES, INC.

                             - WARBURG PINCUS TRUST

                                         ---------------------------------------

                                         ---------------------------------------

--------------------------------------------------------------------------------
                                ------------------------------------------------

A Subsidiary of
       [PRUDENTIAL LOGO]

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102-3777

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 1998


       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

The DISCOVERY SELECT-SM- Annuity Contract* (the "Contract") is an individual variable annuity contract issued by the Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The Contract is purchased by making an initial purchase payment of $10,000 or more; subsequent payments must be $1,000 or more.

This statement of additional information relates to the Discovery Select-SM-Annuity Contract available to residents of New York only.


This statement of additional information is not a prospectus and should be read in conjunction with the Contract's prospectus, dated May 1, 1998, which is available without charge upon written request to the Prudential Annuity Service Center, P.O. Box 14205, New Brunswick, New Jersey 08906-4205, or by telephoning
(888)-PRU-2888.



                               TABLE OF CONTENTS



                                                                                                               PAGE
                                                                                                             ---------
OTHER INFORMATION CONCERNING THE ACCOUNT...................................................................          1
PRINCIPAL UNDERWRITER......................................................................................          1
DETERMINATION OF SUBACCOUNT UNIT VALUES....................................................................          1
PERFORMANCE INFORMATION....................................................................................          1
COMPARATIVE PERFORMANCE INFORMATION........................................................................          5



        PRUCO LIFE INSURANCE COMPANY                 PRUDENTIAL ANNUITY SERVICE CENTER
                OF NEW JERSEY                                 P.O. BOX 14205
            213 WASHINGTON STREET                  NEW BRUNSWICK, NEW JERSEY 08906-4205
        NEWARK, NEW JERSEY 07102-2992                    TELEPHONE: (888) PRU-2888


* DISCOVERY SELECT is a service mark of Prudential.

Catalog No. 40M261Y

                    OTHER INFORMATION CONCERNING THE ACCOUNT

PRINCIPAL UNDERWRITER


Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential which was organized in 1971 under New Jersey law, acts as the principal underwriter of the Contract. Pruco Life of New Jersey expects that during the second quarter of 1998 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The principal business address of both Prusec and PIMS is 751 Broad Street, Newark, New Jersey 07102-3777.



The Contract is currently sold by registered representatives of the principal underwriter and may also be sold through other broker-dealers authorized by the principal underwriter, including broker-dealers otherwise unaffiliated with Prudential. Registered representatives of such other unaffiliated broker-dealers may be paid on a different basis than registered representatives of the principal underwriter or broker-dealers affiliated with Prudential. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 6% of the purchase payment. In addition, trail commissions based on the size of the contract Fund may be paid.


DETERMINATION OF SUBACCOUNT UNIT VALUES

The value for each Subaccount Unit is computed as of the end of each "valuation period" as defined in the prospectus (also referred to in this section as "business day"). On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.4% annual charge for administrative expenses and mortality and expense risks. (See CHARGES, FEES, AND DEDUCTIONS in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. or other underlying portfolios (the "Funds") held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Funds but not yet paid.

PERFORMANCE INFORMATION


The tables that follow provide performance information for each subaccount through December 31, 1997. The performance information is based on historical experience and does not indicate or represent future performance.


AVERAGE ANNUAL TOTAL RETURN

The DISCOVERY SELECT Annuity is a new contract. The returns shown below were calculated using historical investment returns of the Funds. All fees, expenses and charges associated with the DISCOVERY SELECT Annuity and the Funds have been reflected in these returns, as if the Contract had existed from the inception date of each Funds' portfolios.

Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 1997 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.


                                    TABLE 1
                          AVERAGE ANNUAL TOTAL RETURN


                                                                                                      FROM DATE
                                                                                 FIVE        TEN      PORTFOLIO
                                                                    ONE YEAR     YEARS      YEARS    ESTABLISHED
                       FUND                              DATE        ENDED       ENDED      ENDED      THROUGH
                     PORTFOLIO                       ESTABLISHED    12/31/97   12/31/97   12/31/97     12/31/97
---------------------------------------------------  ------------  ----------  ---------  ---------  ------------
The Prudential Series Fund
  Diversified Bond Portfolio.......................      6/08/83        2.20%      6.16%      7.68%        8.10%
  High Yield Bond Portfolio........................      2/23/87        7.34%      9.86%      9.11%        7.74%
  Stock Index Portfolio............................     10/19/87       26.12%     18.04%     15.80%       16.24%
  Equity Income Portfolio..........................      2/19/88       29.85%     18.41%     N/A          15.15%
  Equity Portfolio.................................      6/06/83       18.06%     17.64%     15.86%       14.00%
  Prudential Jennison Portfolio....................      5/01/95       25.02%     N/A        N/A          23.82%
  Global Portfolio.................................      9/19/88        0.62%     13.36%     N/A           8.52%
AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth and Income Fund..................      5/02/94       19.10%     N/A        N/A          18.98%
  AIM V.I. Value Fund..............................      6/01/93       17.11%     N/A        N/A          17.54%
Janus Aspen Series
  Growth Portfolio.................................      9/13/93       16.17%     N/A        N/A          15.77%
  International Growth Portfolio...................      5/02/94       12.00%     N/A        N/A          17.17%
MFS Variable Insurance Trust.......................
  Emerging Growth Series...........................      7/24/95       15.35%     N/A        N/A          20.72%
  Research Series..................................      7/24/95       13.73%     N/A        N/A          19.27%
OCC Accumulation Trust (note 2)
  Managed Portfolio................................      8/01/88       15.73%     18.14%     N/A          18.71%
  Small Cap Portfolio..............................      8/01/88       15.68%     12.84%     N/A          13.87%
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio..........................      3/31/94       22.14%     N/A        N/A          21.57%
T. Rowe Price International Series, Inc.
  International Stock Portfolio....................      3/31/94       -3.24%     N/A        N/A           5.96%
Warburg Pincus Trust
  Post-Venture Capital Portfolio...................      9/30/96        6.89%     N/A        N/A           4.06%


------------------------

Note 1: This table assumes deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.


Note 3: All tables assume a $30.00 annual charge for contracts under $50,000.



The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)(n)=ERV. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; "n" is the number of years; and ERV is the withdrawal value at the end of the periods shown. These figures assume deduction of the maximum withdrawal charge that may be applicable to a particular period.

NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period or that the Contract owner annuitizes at the end of the period. This table assumes no deferred sales charges.

                                    TABLE 2
               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                                        FROM DATE
                                                                                   FIVE        TEN      PORTFOLIO
                                                                     ONE YEAR      YEARS      YEARS    ESTABLISHED
                        FUND                              DATE         ENDED       ENDED      ENDED      THROUGH
                     PORTFOLIO                        ESTABLISHED    12/31/97    12/31/97   12/31/97     12/31/97
----------------------------------------------------  ------------  -----------  ---------  ---------  ------------
The Prudential Series Fund
  Diversified Bond Portfolio........................      6/08/83        7.00%       6.28%      7.68%        8.10%
  High Yield Bond Portfolio.........................      2/23/87       12.14%       9.97%      9.11%        7.74%
  Stock Index Portfolio.............................     10/19/87       30.92%      18.12%     15.80%       16.24%
  Equity Income Portfolio...........................      2/19/88       34.65%      18.49%     N/A          15.15%
  Equity Portfolio..................................      6/06/83       22.86%      17.72%     15.86%       14.00%
  Prudential Jennison Portfolio.....................      5/01/95       29.82%      N/A        N/A          24.74%
  Global Portfolio..................................      9/19/88        5.42%      13.46%     N/A           8.52%
AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth and Income Fund...................      3/02/94       23.90%      N/A        N/A          19.39%
  AIM V.I. Value Fund...............................      6/01/93       21.91%      N/A        N/A          17.72%
Janus Aspen Series
  Growth Portfolio..................................      9/13/93       20.97%      N/A        N/A          15.99%
  International Growth Portfolio....................      5/02/94       16.80%      N/A        N/A          17.60%
MFS Variable Insurance Trust
  Emerging Growth Series............................      7/24/95       20.15%      N/A        N/A          21.81%
  Research Series...................................      7/24/95       18.53%      N/A        N/A          20.38%
OCC Accumulation Trust (Note 2)
  Managed Portfolio.................................      8/01/88       20.53%      18.22%     N/A          18.71%
  Small Cap Portfolio...............................      8/01/88       20.48%      12.94%     N/A          13.87%
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio...........................      3/31/94       26.94%      N/A        N/A          21.95%
T. Rowe Price International Series, Inc.
  International Stock Portfolio.....................      3/31/94        1.56%      N/A        N/A           6.50%
Warburg Pincus Trust
  Post-Venture Capital Portfolio....................      9/30/96       11.69%      N/A        N/A           7.84%


------------------------

Note 1: This table assumes no deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.


Note 3: All tables assume a $30.00 annual charge for contracts under $50,000.

Table 3 shows the cumulative total return for the portfolios, assuming no withdrawal. This table assumes no deferred sales charges.

                                    TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                                       FROM DATE
                                                                                 FIVE        TEN       PORTFOLIO
                                                                  ONE YEAR      YEARS       YEARS     ESTABLISHED
                      FUND                             DATE         ENDED       ENDED       ENDED       THROUGH
                    PORTFOLIO                      ESTABLISHED    12/31/97     12/31/97    12/31/97     12/31/97
-------------------------------------------------  ------------  -----------  ----------  ----------  ------------
Prudential Series Fund
  Diversified Bond Portfolio.....................      6/08/83        7.00%       35.61%     109.57%      210.89%
  High Yield Bond Portfolio......................      2/23/87       12.14%       60.81%     N/A          124.51%
  Stock Index Portfolio..........................     10/19/87       30.92%      129.98%     N/A          364.34%
  Equity Income Portfolio........................      2/19/88       34.65%      133.60%     N/A          302.26%
  Equity Portfolio...............................      6/06/83       22.86%      126.08%     336.03%      574.78%
  Prudential Jennison Portfolio..................      5/01/95       29.82%      N/A         N/A           80.40%
  Global Portfolio...............................      9/19/88        5.42%       88.00%     N/A          113.50%
AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth and Income Fund................      5/02/94       23.90%      N/A         N/A           91.52%
  AIM V.I. Value Fund............................      6/01/93       21.91%      N/A         N/A          111.24%
Janus Aspen Series
  Growth Portfolio...............................      9/13/93       20.97%      N/A         N/A           89.17%
  International Growth Portfolio.................      5/02/94       16.80%      N/A         N/A           81.18%
MFS Variable Insurance Trust
  Emerging Growth Series.........................      7/24/95       20.15%      N/A         N/A           61.82%
  Research Series................................      7/24/95       18.53%      N/A         N/A           57.21%
OCC Accumulation Trust (Note 2)
  Managed Portfolio..............................      8/01/88       20.53%      130.90%     N/A          402.63%
  Small Cap Portfolio............................      8/01/88       20.48%       83.78%     N/A          239.66%
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio........................      3/31/94       26.94%      N/A         N/A          110.59%
T. Rowe Price International Series, Inc.
  International Stock Portfolio..................      3/31/94        1.56%      N/A         N/A           26.67%
Warburg Pincus Trust
  Post-Venture Capital Portfolio.................      9/30/96       11.69%      N/A         N/A            9.90%


------------------------

Note 1: This table assumes no deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.

Note 3: All tables assume a $30.00 annual charge for contracts under $50,000.00.

MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund. All fees, expenses and charges associated with the DISCOVERY SELECT Annuity and the Series Fund have been reflected.


The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 1997 were 4.20% and 4.29%, respectively.


The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1.25% charge for mortality and expense risks and the 0.15% charge for administration. It does not reflect the withdrawal charge.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield--([base period return + 1] 365/7) - 1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                   FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS


                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                           TELEPHONE: (888) PRU-2888

                                     PART C
                               OTHER INFORMATION


Item 24. EXHIBITS


  (a)  FINANCIAL STATEMENTS

       Statements of Pruco Life of New Jersey's Financial
       Position as of December 31, 1997 and 1996; and the related Statements of Operations, of Stockholder's
       Equity, and of Cash Flows for the years ended December
       31, 1997, 1996 and 1995; and the Notes to the Financial
       Statements.

  (b)  EXHIBITS

       (1)  Resolutions of the Board of Directors of Pruco
            Life Insurance Company of New Jersey establishing
            the Pruco Life of New Jersey Flexible Premium
            Variable Annuity Account and the Pruco Life of New
            Jersey Modified Guaranteed Annuity Account. (Note
            3)

       (2) Agreements for custody of securities and similar investments--Not Applicable.

       (3)  (a) Form of Distribution Agreement between Pruco
            Securities Corporation (Underwriter) and Pruco
            Life Insurance Company of New Jersey (Depositor).
            (Note 3)

            (b) Form of Selected Broker Agreement between
            Prudential Securities Incorporated and Pruco
            Securities Corporation with respect to sale of Contracts. (Note 3)

       (4)  The Prudential DISCOVERY SELECT Contract. (Note 3)

       (5)  Application form for the Contract. (Note 3)

       (6)  (a) Articles of Incorporation of Pruco Life
            Insurance Company of New Jersey, as amended March
            11, 1983. (Note 2)

            (b) By-laws of Pruco Life Insurance Company of New
            Jersey, as amended February 1, 1991. (Note 5)

       (7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

       (8) Other material contracts performed in whole or in part after the date the registration statement is filed:

            (a) Form of Fund Participation Agreement. (Note 4)

       (9) Opinion of Counsel as to legality of the securities being registered. (Note 1)

       (10) (a) Written consent of Price Waterhouse LLP, independent accountants. (Note 1)

       (b) Written consent of Deloitte & Touche LLP, independent auditors. (Note 1)

       (11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

       (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not
            Applicable.

       (13) Schedule of Performance Computations. (Note 1)

       (14) Powers of Attorney.

            (a) William M. Bethke, Ira J. Kleinman, Mendel A.
            Melzer, Esther H. Milnes I. and Edward Price (Note
            6)

            (b) James M. Schlomann, James J. Avery Jr. (Note
            6)

  (Note 1)  Filed herewith.

  (Note 2)  Incorporated by reference to Post-Effective
            Amendment No. 26 to Form S-6 Registration
            No.2-89780, filed April 28, 1997, on behalf of the Pruco Life of New Jersey Variable Appreciable
            Account.

  (Note 3)  Incorporated by reference to Form N-4,
            Registration Statement No. 333-18113 filed
            December 18, 1996, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity
            Account.

  (Note 4)  Incorporated by reference to Form N-4,
            Registration No. 333-06701, filed June 26, 1996, on behalf of the Pruco Life Flexible Premium
            Variable Annuity Account.

  (Note 5)  Incorporated by reference to Form 10-Q,
            Registration No. 333-18117 filed August 15, 1997 on behalf of Pruco Life of New Jersey.

  (Note 6)  Incorporated by reference to Post-Effective
            Amendment No. 10 to Form S-1, Registration No.
            33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real
            Property Account.


Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR


See Part A: Directors and Officers


Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a corporation organized under the laws of New Jersey, is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, ("Prudential"), a mutual life insurance company organized under the laws of New Jersey. The subsidiaries of Prudential and short descriptions of each are set forth on the following pages.

Pruco Life of New Jersey may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Single Premium Variable Life Account, Pruco Life of New Jersey Single Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant), the Pruco Life of New Jersey Modified Guaranteed Annuity Account and the Pruco Life of New Jersey Variable Contract Real Property Account (separate accounts of Pruco Life of New Jersey).

The above-referenced separate accounts, along with The Prudential and certain of Prudential's separate accounts, hold all the shares of The Prudential Series Fund, Inc., a Maryland corporation. In addition, The Prudential holds all the shares of Prudential's Gibraltar Fund, a Maryland Corporation, in three of its separate accounts. The Prudential Series Fund, Inc. and Prudential's Gibraltar Fund are registered as open-end diversified, management investment companies under the Investment Company Act of 1940.

Additionally, the aforementioned separate accounts of The Prudential are registered as unit investment trusts under the Investment Company Act of 1940.

In addition, Pruco Life may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of The Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940.


The subsidiaries of Prudential and short descriptions of each are listed under
Item 25 of Post-Effective Amendment No. 34 to the Form N-1A Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed on or about April 24, 1998, the text of which is hereby incorporated.


Item 27. NUMBER OF CONTRACT OWNERS


As of March 23, 1998, there were 1,545 Contract owners of qualified Contracts and 1,972 owners of non-qualified Contracts offered by the Registrant.



Item 28. INDEMNIFICATION



The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.



    New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q filed August 15, 1997.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS


      (a) Pruco Securities Corporation ("Prusec") also acts as principal underwriter for the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Variable Universal Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account, the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life Modified Guaranteed Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Modified Guaranteed Annuity Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, the Pruco Life of New Jersey Single Premium Variable Annuity Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract

             Account, The Prudential Qualified Individual Variable Contract Account, Prudential's Annuity Plan Account, Prudential's Investment Plan Account, Prudential's Annuity Plan Account-2, Prudential's Gibraltar Fund, and The Prudential Series Fund, Inc.

       (b)


                                     Positions and Offices with
Name and Principal Business Address  Underwriter
-----------------------------------  ------------------------------------

James Avery Jr.**                    Chairman and Director

Richard Topp*                        President and Director

R. Brock Armstrong**                 Director

E. Michael Caulfield*                Director

Joseph F. Mahoney Jr.**              Director

Richard Painter**                    Director

James D. Price*                      Director

Charles A. McGee**                   Chief Financial Officer and
                                     Comptroller

Clifford E. Kirsch**                 Chief Legal Officer and Secretary
--------------
 * Principal Business Address: 751 Broad Street, Newark, NJ 07102
** Principal Business Address: 213 Washington Street, Newark, NJ 07102


       (c)    Not applicable

Item 30. LOCATION OF ACCOUNTS AND RECORDS


All accounts, books or other documents required to be maintained by Section 31
(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.


Item 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

Item 32. UNDERTAKINGS

(a)        Registrant undertakes to file a post-effective amendment to this Registrant
           Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)        Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)        Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)        Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and
           Exchange Commission to the American Council of Life Insurance on November 28,
           1988.

(e)        Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Pruco Life of New Jersey.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 15th day of April, 1998.


                                  THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                                  ----------------------------------------------
                                      (REGISTRANT)

                                  BY: PRUCO LIFE INSURANCE COMPANY
                                     OF NEW JERSEY

                                     -------------------------------------------
                                      (DEPOSITOR)

Attest: __/s/ CLIFFORD E. KIRSCH___________________
         Clifford E. Kirsch
         Chief Legal Officer

*By: __/s/ ESTHER H. MILNES___________________
        Esther H. Milnes
        President

                                   SIGNATURES


       As required by the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



Signature                                  Title                            Date
-------------------------  --------------------------------------   --------------------

/s/ *
-------------------------
Esther Milnes              President and Director       )           April 15, 1998

/s/ *
-------------------------  Chief Accounting Officer, Vice )
James M. Schlomann         President and Comptroller    )

/s/ *
-------------------------  Chairman of the Board       )
James J. Avery Jr.         and Director                )

/s/ *
-------------------------
William M. Bethke          Director                     )

/s/ *
-------------------------
Ira J. Kleinman            Director                     )

/s/ *
-------------------------
Mendel A. Melzer           Director                     )

/s/ *
-------------------------
I. Edward Price            Director                     )


                    *By: __/s/ CLIFFORD E. KIRSCH________________
                            CLIFFORD E. KIRSCH
                            (Attorney-in-Fact)

                                 EXHIBIT INDEX

(9)         Opinion of Counsel                                C-9
(10)  (a)   Consent of Price Waterhouse LLP                   C-10
(10)  (b)   Consent of Deloitte and Touche LLP                C-11
(13)        Schedule of Performance Computations              C-12